                          IVY GROWTH WITH INCOME FUND,
                                  A SERIES OF

                                    IVY FUND

                           VIA MIZNER FINANCIAL PLAZA
                           700 SOUTH FEDERAL HIGHWAY
                           BOCA RATON, FLORIDA 33432

                                                                    May 24, 2000

Dear Shareholder:

     A special meeting of shareholders of Ivy Growth with Income Fund ("GWI Fund"), a series of Ivy Fund (the "Trust"), has been called for June 27, 2000 for the purpose of considering a proposal for combining the assets of GWI Fund with the assets of Ivy US Blue Chip Fund ("BC Fund"), a series of the Trust that has investment objectives and policies that are similar to those of GWI Fund. The proposed transaction was reviewed and unanimously endorsed by the Board of Trustees of the Trust, on behalf of GWI Fund, as in the best interests of GWI Fund and its shareholders.

     As a result of the proposed transaction, GWI Fund would be combined with BC Fund and you would become a shareholder of BC Fund, receiving shares of BC Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in GWI Fund. Specifically, current Class A, Class B, Class C and Advisor Class shareholders of GWI Fund will receive Class A, Class B, Class C and Advisor Class shares, respectively, of BC Fund. WE STRONGLY URGE YOU TO COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE TO ENSURE A QUORUM AT THE SPECIAL MEETING.

     No sales charge will be imposed in connection with the transaction, and the closing of the transaction will be conditioned upon receiving an opinion of counsel to the effect that the transaction will qualify as a tax-free reorganization for Federal income tax purposes.

     Detailed information about the proposed transaction and the reasons supporting it are contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than June 26, 2000.

     NOTE: You may receive more than one proxy package if you hold shares of GWI Fund in more than one account. You must return one proxy card for each account that you hold. We have provided postage-paid return envelopes for your proxy card(s).

Sincerely,

/s/ Keith J. Carlson
Keith J. Carlson
Chairman
Ivy Fund

                          IVY GROWTH WITH INCOME FUND,
                                  A SERIES OF

                                    IVY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 27, 2000

To the Shareholders of
Ivy Growth with Income Fund,
a series of Ivy Fund

     Notice is hereby given that a Special Meeting of Shareholders of Ivy Growth with Income Fund ("GWI Fund"), a series of Ivy Fund (the "Trust"), a Massachusetts business trust, will be held at the offices of Mackenzie Investment Management Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on June 27, 2000 at 10:00 a.m., Eastern time, for the following purposes:

          1. To approve an Agreement and Plan of Reorganization providing for
     (a) the transfer of all or substantially all of the assets of GWI Fund to Ivy US Blue Chip Fund ("BC Fund"), a separate series of the Trust, in exchange for BC Fund Class A, Class B, Class C and Advisor Class shares, and the distribution of such BC Fund shares to Class A, Class B, Class C and Advisor Class shareholders, respectively, of GWI Fund, in complete liquidation thereof, and (b) the subsequent termination of GWI Fund; and

          2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Trustees of the Trust has fixed the close of business on May 15, 2000 as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                          By order of the Board of Trustees,

                                          /s/ C. William Ferris
                                          C. William Ferris
                                          Secretary

May 24, 2000

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
SYNOPSIS....................................................    2
  The Reorganization........................................    2
  The Funds.................................................    3
  Fees and Expenses.........................................    4
  Purchase, Exchange, Redemption and Dividend Information...    6
  Performance Information...................................    8
  Financial Highlights......................................    9
RISK CONSIDERATIONS.........................................    9
INFORMATION ABOUT THE REORGANIZATION........................    9
  Description of the Plan...................................    9
  Reasons for the Reorganization............................   10
  Description of the Securities to be Issued................   11
  Shareholder Rights........................................   11
  Federal Income Tax Consequences...........................   11
  Liquidation and Termination of GWI Fund...................   12
  Capitalization............................................   12
VOTING MATTERS..............................................   12
ADDITIONAL INFORMATION......................................   13
  Information About the Funds...............................   13
  Interests of Certain Persons..............................   14
  Shareholder Proposals for Subsequent Meetings.............   14
  Other Business............................................   14
  Proxy Solicitation........................................   14

                           PROXY STATEMENT/PROSPECTUS
                                  MAY 24, 2000

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
                          IVY GROWTH WITH INCOME FUND,
                              A SEPARATE SERIES OF
                                    IVY FUND

                             BY AND IN EXCHANGE FOR
                  CLASS A, CLASS B, CLASS C AND ADVISOR CLASS
                        SHARES OF IVY US BLUE CHIP FUND,
                              A SEPARATE SERIES OF
                                    IVY FUND
                           VIA MIZNER FINANCIAL PLAZA
                           700 SOUTH FEDERAL HIGHWAY
                                   SUITE 300
                           BOCA RATON, FLORIDA 33432
                                 (800) 456-5111

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of Ivy Growth with Income Fund ("GWI Fund"), a separate series of Ivy Fund (the "Trust"), in connection with a proposed reorganization (the "Reorganization") in which all or substantially all of the assets of GWI Fund would be acquired by Ivy US Blue Chip Fund ("BC Fund"), a separate series of the Trust, in exchange solely for Class A, Class B, Class C and Advisor Class voting shares of beneficial interest of BC Fund. More specifically, as a result of the Reorganization each shareholder of GWI Fund would receive that number of full and fractional Class A, Class B, Class C and/or Advisor Class shares of BC Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class B, Class C and/or Advisor Class shares of GWI Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). The BC Fund shares received by GWI Fund in connection with the Reorganization would be distributed to GWI Fund shareholders in complete liquidation of GWI Fund. GWI Fund would then be terminated as a series of the Trust. Shareholders of GWI Fund are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the proposed transactions, as described more fully below, would be consummated. A copy of the Plan is attached hereto as Exhibit A. This Proxy Statement/ Prospectus and related materials are expected to be mailed to shareholders on or about May 24, 2000.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     BC Fund and GWI Fund (each a "Fund," and together the "Funds") are diversified series of shares of beneficial interest of the Trust, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act").(1)

---------------

(1) The word "fund" is sometimes used herein to mean an investment company or series thereof in general, and not GWI Fund or BC Fund in particular. In addition, any actions cited in this Proxy Statement/Prospectus that are described as being taken by either GWI Fund or BC Fund are actually taken by the Trust on behalf of the Fund. The information in this Proxy Statement/Prospectus concerning GWI Fund has been provided by (and is included herein in reliance upon) GWI Fund, and the information in this Proxy Statement/ Prospectus concerning BC Fund has been provided by (and is included herein in reliance upon) BC Fund.

     This Proxy Statement/Prospectus sets forth concisely the information about BC Fund that a prospective investor should know before investing, and should be retained for future reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks relating to BC Fund and GWI Fund, see the combined prospectus for the Funds dated May 1, 2000, as may be supplemented from time to time (the "Prospectus"), which is provided herewith and incorporated by reference herein.(2) A Statement of Additional Information dated May 24, 2000 containing additional information about the Reorganization and the Funds has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference herein. A copy of the Statement of Additional Information is available upon request and without charge by writing to Ivy Mackenzie Distributors, Inc. (the Funds' distributor) at the address on the previous page or by calling the distributor toll-free at
(800) 456-5111.

                                    SYNOPSIS

     The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete discussions contained elsewhere in this Proxy Statement/Prospectus, the Prospectus, and the Plan. Shareholders should read this entire Proxy Statement/ Prospectus carefully.

THE REORGANIZATION

     The Plan provided herewith as Exhibit A (which GWI Fund shareholders are being asked to approve at the Meeting) provides for the transfer by GWI Fund of all of its assets and certain identified liabilities to BC Fund in exchange solely for BC Fund Class A, Class B, Class C and Advisor Class shares, which will be distributed to the Class A, Class B, Class C and Advisor Class shareholders, respectively, of GWI Fund. GWI Fund will then be terminated as a series of the Trust. Each former shareholder of GWI Fund will then be a shareholder of BC Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Class A, Class B, Class C and/or Advisor Class shares of BC Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class B, Class C and/or Advisor Class shares of GWI Fund held as of the close of business on the Valuation Date. GWI Fund shareholders will incur no sales charges in connection with the Reorganization.

     The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Non-Interested Trustees"), unanimously approved the Plan at a meeting held on April 14, 2000. The Closing is expected to occur on or about June 28, 2000, or on such other date as the parties may agree to in writing (the "Closing Date").

     The Trustees of the Trust believe that the Reorganization provides a means of combining two separate investment portfolios of the Trust with identical investment objectives and similar investment policies in an attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant cost savings over time to GWI Fund's shareholders.

     The current expense ratio for each BC Fund class of shares (net of reimbursements from the Funds' manager) is comparable to its corresponding GWI Fund share class, and during the periods ended December 31, 1999, BC Fund's performance record was comparable to, or better than, that of GWI Fund (see "Performance information" below). The larger aggregate net asset base of the combined Fund could enable it to achieve additional economies of scale by spreading certain costs of operations over a larger asset base.

     For the foregoing reasons, as more fully described below under "Information About the Reorganization-Reasons for the Reorganization", the Trustees of the Trust, including the Non-Interested Trustees, have unanimously concluded that
(1) the Reorganization is in the best interests of GWI Fund and its shareholders;

---------------

(2) Class A, Class B and Class C shares of the Funds are offered through one Prospectus and Advisor Class shares of the Funds are offered through a separate Prospectus. Unless otherwise indicated, references in this Proxy Statement/Prospectus to the "Prospectus" relate to both documents.

and (2) the interests of the existing shareholders of GWI Fund will not be diluted as a result of the Reorganization. Accordingly, the Board of Trustees of the Trust, on behalf of GWI Fund, recommends that shareholders approve the Plan. If the Plan is not approved, GWI Fund will continue in existence unless or until other action is taken by the Trustees.

     Each Fund will have received an opinion of Dechert Price & Rhoads, counsel to the Trust and the Funds in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by GWI Fund or its shareholders as a result of the Reorganization. (See "Information About the Reorganization -- Federal income tax consequences.")

THE FUNDS

     BC Fund and GWI Fund are diversified series of shares of beneficial interest of the Trust, an open-end management investment company registered under the 1940 Act. Each Fund offers separate classes of shares designated as Class A, Class B, Class C and Advisor Class(3), each of which has its own sales charges and distribution arrangements. BC Fund also offers a fifth class of shares designated as Class I.

     The principal investment objective of each of BC Fund and GWI Fund is long-term capital growth, with current income being a secondary consideration. There can be no assurance that either Fund will achieve its investment objective. Both Funds are managed by the same team of investment professionals.

     Although the investment policies, restrictions and risks associated with GWI Fund and BC Fund are similar, there are differences between the two Funds. For example, BC Fund invests primarily in common stocks of U.S. companies occupying major market positions that are expected to be maintained or enhanced over time (commonly known as "Blue Chip" companies). The median market capitalization for companies in which BC Fund invests is normally at least $5 billion. Some of BC Fund's investments may produce income (such as dividends), but any income realized is likely to be incidental. By contrast, GWI Fund seeks to invest in the common stocks of U.S. companies of any size, a number of which pay dividends.(4) Among the chief characteristics in selecting securities for GWI Fund are companies with financial security and capitalizations over $100 million, as well as dividend paying ability. GWI Fund may also invest, to a limited degree, in the securities of foreign issuers.(5) Since GWI Fund may invest to a greater extent than BC Fund in smaller company securities, it is more susceptible to their attendant risks. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

     The Funds' investment restrictions are substantially similar from a portfolio management standpoint. However, GWI Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets that involve special risks. Although there is no fundamental restriction on foreign investments for BC Fund, BC Fund will not generally invest in foreign issuers. GWI Fund may also invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P (commonly referred to as "high yield" or "junk bonds"). The GWI Fund will not invest in debt securities rated less than C by either Moody's or S&P.

     For a more complete discussion of the investment policies, restrictions and risks associated with each Fund, see the Prospectus (which is provided herewith).

---------------

(3) Advisor Class shares are not subject to any sales charges or service/distribution (12b-1) fees.

(4) As of March 31, 2000, the median market capitalization for companies held by GWI Fund and BC Fund was $40.6 billion and $92.6 billion, respectively.

(5) As of December 31, 1999, GWI Fund held securities of only one foreign issuer in its portfolio.

FEES AND EXPENSES

     INVESTMENT ADVISORY FEES. Ivy Management, Inc. ("IMI"), located at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, provides business management and investment advisory services to the Funds. For these services, each of BC Fund and GWI Fund pays a fee to IMI at an annual rate of 0.75% of the Fund's average net assets. As of December 31, 1999, BC Fund had total net assets of $15,512,008 and GWI Fund had total net assets of $86,189,439. The total investment management fees incurred and paid by BC Fund and GWI Fund for the fiscal year ended December 31, 1999 were $78,946 and $674,369, respectively.(6)

     SERVICE/DISTRIBUTION (RULE 12B-1) FEES. The Funds' shares are sold through Ivy Mackenzie Distributors, Inc. ("IMDI"). The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares. Under each distribution plan, BC Fund and GWI Fund pay IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of Fund shares, answering routine inquiries concerning the Funds and assisting shareholders in changing options or enrolling in specific plans.

     Service fee payments made out of or charged against the assets attributable to each Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Funds' Class A distribution plan does not provide for the payment of interest on any such subsequent reimbursements of distribution expenses.

     Under the Funds' Class B and Class C distribution plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average net assets attributable to its Class B and Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred.

     COMPARATIVE FEE INFORMATION. The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during the fiscal year ended December 31, 1999.

---------------

(6) IMI voluntarily limits BC Fund's total operating expenses (excluding Rule 12b-1 fees and taxes) to 1.34% of BC Fund's average net assets, which may lower BC Fund's expenses and increase its total return. For each of the next nine years, IMI has agreed to ensure that BC Fund's expenses will not exceed 2.50% of its average net assets. Please refer to the table entitled "Comparison of Annual Fund Operations Expenses" below for information concerning each Fund's recent operating expenses (as a percentage of average net assets) for its Class A, Class B, Class C and Advisor Class shares.

                 COMPARISON OF SHAREHOLDER TRANSACTION EXPENSES

                                  CLASS A         CLASS B         CLASS C       ADVISOR CLASS
                                ------------    ------------    ------------    --------------
                                 BC     GWI      BC     GWI      BC     GWI      BC       GWI
                                FUND    FUND    FUND    FUND    FUND    FUND    FUND     FUND
                                ----    ----    ----    ----    ----    ----    -----    -----
Maximum sales charge (load)
  imposed on purchases (as a
  percentage of offering
  price)......................  5.75%   5.75%   none    none    none    none    none     none
Maximum deferred sales charge
  (load) (as a percentage of
  net asset value)............  none*   none*   5.00%   5.00%   1.00%   1.00%   none     none
Maximum sales charge (load)
  imposed on reinvested
  dividends...................  none    none    none    none    none    none    none     none
Redemption fee**..............  none    none    none    none    none    none    none     none
Exchange fee..................  none    none    none    none    none    none    none     none

---------------

 * There is no sales charge on investments in Class A shares of $500,000 or more. A CDSC of 1.00% may apply to such investments if redeemed within two years of the end of the month of purchase.
** A $10 wire fee is charged to the account of shareholders who choose to receive their redemption proceeds via Federal Funds wire.

                 COMPARISON OF ANNUAL FUND OPERATING EXPENSES*

                                               CLASS A                       CLASS B
                                      --------------------------    --------------------------
                                       BC     GWI     PRO FORMA      BC     GWI     PRO FORMA
                                      FUND    FUND    COMBINED#     FUND    FUND    COMBINED#
                                      ----    ----    ----------    ----    ----    ----------
Management Fees.....................  0.75%   0.75%   0.75%         0.75%   0.75%   0.75%
Distribution and/or service (12b-1)
  fees..............................  0.25%   0.25%   0.25%         1.00%   1.00%   1.00%
Other expenses......................  2.49%   0.62%   0.76%         2.43%   0.61%   0.70%
Total annual Fund operating
  expenses..........................  3.49%   1.62%   1.76%         4.18%   2.36%   2.45%
Expenses reimbursed.................  1.84%** 0.00%   0.15%**       1.84%** 0.00%   0.15%**
Net Fund operating expenses.........  1.65%** 1.62%   1.61%**       2.34%** 2.36%   2.30%**

                                               CLASS C                    ADVISOR CLASS
                                      --------------------------    --------------------------
                                       BC     GWI     PRO FORMA      BC     GWI     PRO FORMA
                                      FUND    FUND    COMBINED#     FUND    FUND    COMBINED#
                                      ----    ----    ----------    ----    ----    ----------
Management Fees.....................  0.75%   0.75%   0.75%         0.75%   0.75%   0.75%
Distribution and/or service (12b-1)
  fees..............................  1.00%   1.00%   1.00%         none    none    none
Other expenses......................  2.36%   0.75%   0.65%         2.38%   0.71%   0.67%
Total annual Fund operating
  expenses..........................  4.11%   2.50%   2.40%         3.13%   1.46%   1.42%
Expenses reimbursed.................  1.84%** 0.00%   0.15%**       1.84%** 0.00%   0.15%**
Net Fund operating expenses.........  2.27%** 2.50%   2.25%**       1.29%** 1.46%   1.27%**

---------------

 * For the fiscal year ended December 31, 1999.
 # Unaudited.
** IMI has agreed contractually to reimburse BC Fund's expenses, as well as the expenses for the combined Fund, for the current fiscal year to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated in the aggregate for all classes, do not exceed 1.34% of the Fund's average net assets (excluding 12b-1 fees and taxes). For each of the following nine years, IMI has contractually agreed to ensure that these expenses do not exceed 2.50% of the Fund's average net assets. The expense information shown above has been restated to reflect current fees.

                                    EXAMPLES

     The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                               CLASS A                        CLASS B                        CLASS B
                                     ----------------------------   ----------------------------   ----------------------------
                                       BC      GWI     PRO FORMA      BC      GWI     PRO FORMA      BC      GWI     PRO FORMA
YEAR                                  FUND     FUND    COMBINED#     FUND     FUND    COMBINED#     FUND     FUND    COMBINED#
----                                 ------   ------   ----------   ------   ------   ----------   ------   ------   ----------
                                                                                                         (NO REDEMPTION)
1st................................  $  733   $  730     $  729     $  737   $  739     $  733     $  237   $  239     $  233
3rd................................  $1,293   $1,057     $1,084     $1,267   $1,036     $1,049     $  967   $  736     $  749
5th................................  $1,877   $1,406     $1,461     $1,918   $1,460     $1,492     $1,718   $1,260     $1,292
10th...............................  $3,453   $2,386     $2,517     $3,542   $2,512     $2,605     $3,542   $2,512     $2,605

                                               CLASS C                        CLASS C                     ADVISOR CLASS
                                     ----------------------------   ----------------------------   ----------------------------
                                       BC      GWI     PRO FORMA      BC      GWI     PRO FORMA      BC      GWI     PRO FORMA
YEAR                                  FUND     FUND    COMBINED#     FUND     FUND    COMBINED#     FUND     FUND    COMBINED#
----                                 ------   ------   ----------   ------   ------   ----------   ------   ------   ----------
                                                                          (NO REDEMPTION)
1st................................  $  330   $  353     $  328     $  230   $  253     $  228     $  131   $  149     $  129
3rd................................  $  946   $  779     $  734     $  946   $  779     $  734     $  653   $  462     $  435
5th................................  $1,684   $1,331     $1,267     $1,684   $1,331     $1,267     $1,201   $  797     $  762
10th...............................  $3,635   $2,836     $2,725     $3,635   $2,836     $2,725     $2,698   $1,746     $1,689

---------------

# Unaudited.

PURCHASE, EXCHANGE, REDEMPTION AND DIVIDEND INFORMATION

     The purchase, exchange and redemption procedures and other privileges that apply to the Funds are identical. Following is a summary of these procedures and privileges.(7)

     PURCHASE INFORMATION. IMDI is the distributor for both BC Fund and GWI Fund and bears certain expenses in connection with the distribution and sale of the Funds' shares. Shares of both Funds may be purchased directly through IMSC (the Funds' transfer agent) or through registered securities dealers who have a sales agreement with IMDI. The minimum initial investment for Class A, Class B and Class C shares is $1,000, and the minimum subsequent investment for these shares is $100. The minimum initial investment for Advisor Class shares is $10,000, and the minimum subsequent investment is $250.

     Investments of less than $50,000 in Class A shares of each Fund are available at a public offering price equal to their net asset value per share plus an initial front-end sales charge of 5.75% (6.10% of the net amount invested). The front-end sales charge on Class A shares is reduced as the amount invested increases (see the Prospectus). A contingent deferred sales charge of 1.00% applies to Class A shares that were purchased without an initial sales charge (i.e., investments of at least $500,000), but that are redeemed within two years of the end of the month of purchase. Purchases of Class A shares of each Fund are based on the public offering price next determined after the purchase order is received. A cumulative quantity discount is available by means of "Rights of Accumulation" or through a "Letter of Intent" (in which a shareholder agrees to purchase, within a 13-month period, an amount qualifying for a reduced sales charge). Please see the Prospectus for more information on how the Class A sales charge may be reduced or eliminated.

---------------

(7) Following the Reorganization, GWI Fund shareholders who wish to make additional purchases of BC Fund shares may do so in accordance with the Prospectus.

     Class B and Class C shares of each Fund are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a certain period of time after purchase. Class C shares are subject to a CDSC of 1.00% if redeemed within one year of purchase, and Class B shares redeemed within six years of purchase are subject to a CDSC (which is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed) at the following rates:

                                                                  CDSC AS A PERCENTAGE OF
YEARS SINCE PURCHASE                                          DOLLAR AMOUNT SUBJECT TO CHARGE
--------------------                                          -------------------------------
First.......................................................                 5%
Second......................................................                 4%
Third.......................................................                 3%
Fourth......................................................                 3%
Fifth.......................................................                 2%
Sixth.......................................................                 1%
Seventh and thereafter......................................                 0%

     For purposes of computing the CDSC that may be payable upon the redemption of the new BC Fund Class B shares a shareholder receives in connection with the Reorganization, the holding period of the shareholder's outstanding GWI Fund Class B shares will be tacked onto the holding period of the new BC Fund Class B shares.

     Class B shares convert automatically to Class A shares approximately eight years after their original purchase date. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion feature.

     Advisor Class shares of both Funds are offered only to certain investors (such as fiduciaries purchasing shares for employee benefit plans) and are not subject to an initial sales charge or CDSC. The Prospectus relating to Advisor Class Shares (which is being provided to Advisor Class shareholders) contains a description of the investors to whom Advisor Class shares may be sold.

     EXCHANGE INFORMATION. Class A shareholders of each Fund may exchange their Class A shares for Class A shares of another Ivy fund on the basis of relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for shares that have been invested for 12 months or longer. In connection with the Reorganization, the period of time that GWI Fund shares have been outstanding would be tacked onto the period of time that the post-reorganization BC Fund Class A shares have been outstanding. Shares invested in either Fund that result from reinvested dividends will not be assessed a sales charge if subsequently exchanged into another Ivy fund.

     Class B shareholders of each Fund may exchange their outstanding Class B shares for Class B shares of another Ivy fund on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B shares. Class B shareholders of each Fund who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares. For purposes of the exchange feature with respect to the new BC Fund Class B shares received in connection with the Reorganization, the holding period of the outstanding Class B shares of GWI Fund will be "tacked" onto the holding period of the new BC Fund Class B shares.

     Class C shareholders of each Fund may exchange their outstanding Class C shares for Class C shares of another Ivy fund on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon the redemption of Class C shares. For purposes of the exchange feature with respect to the new BC Fund Class C shares received in connection with the Reorganization, the holding period of the outstanding Class C shares of GWI Fund will be "tacked" onto the holding period of the new BC Fund Class C shares.

     Both Funds discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. The Funds may therefore limit the frequency of exchanges by a shareholder or cancel a shareholder's exchange privilege if at any time it appears that such market-timing strategies are being used.

     REDEMPTION INFORMATION. Shares of each Fund may be redeemed through a registered securities representative, by mail, by telephone, or by Federal Funds wire in accordance with the procedures described in the Prospectus. As previously noted, a charge of $10 per transaction applies if a shareholder elects to have redemption proceeds wired to his or her bank account. If the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the earlier of the date the check has cleared or for up to 15 calendar days. Each Fund may, on 60 days' written notice, redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund normally distributes dividends from net investment income and any net realized capital gains after utilization of capital loss carryover, if any, in December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January are treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

     If the Plan is approved by GWI Fund's shareholders, then at a time as close as practicable to, but before the Closing Date, GWI Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income and undistributed net realized capital gains.

PERFORMANCE INFORMATION

     The information in the following table provides some indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year and how the Fund's average annual returns since each was first offered for sale to the public compare with those of a broad measure of market performance. Neither Fund's past performance is an indication of how the Fund will perform in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1999+

IVY US BLUE CHIP FUND

                                              CLASS A    CLASS B    CLASS C    ADVISOR CLASS    S&P 500 INDEX
                                              --------   --------   --------   --------------   -------------
Past year...................................    8.71%      9.74%     13.84%        15.89%           21.10%
Since inception*............................   14.29%     13.28%     16.76%        20.95%           28.47%

---------------

+ Performance figures reflect the impact of any applicable sales charges and expense reimbursements.
* The inception date for the Fund's Class A and Advisor Class shares was November 2, 1998, and the inception date for the Fund's Class B and Class C shares was November 6, 1998. Index performance is calculated from October 31, 1998.

IVY GROWTH WITH INCOME FUND

                                                CLASS A   CLASS B   CLASS C   ADVISOR CLASS   S&P 500 INDEX
                                                -------   -------   -------   -------------   -------------
Past year.....................................    4.60%     5.14%     8.91%       11.18%          21.10%
Past 5 years..................................   16.02%    16.31%      N/A          N/A           28.97%
Past 10 years.................................   12.71%      N/A       N/A          N/A           18.38%
Since inception*
  Class B.....................................      --     12.72%       --           --           23.36%
  Class C.....................................      --        --     14.18%          --           27.27%
  Advisor Class...............................      --        --        --         6.31%          20.27%

---------------

+ Performance figures reflect the impact of any applicable sales charges and expense reimbursements.
* The inception dates for the Fund's Class B, Class C and Advisor Class shares were October 22, 1993, April 30, 1996 and April 30, 1998, respectively. Index performance is calculated accordingly.

FINANCIAL HIGHLIGHTS

     The financial highlights table for BC Fund, which is intended to help you understand the Fund's financial performance for the past five years, is contained in the Prospectus provided herewith (and incorporated by reference herein).

                              RISK CONSIDERATIONS

     Because BC Fund and GWI Fund have similar investment objectives and policies, the investment risks of the Funds are also similar. These risks consist primarily of management risk and market risk. "Management risk" refers to the fact that securities selected by IMI on behalf of each Fund might not perform as well as the securities held by other mutual funds with similar investment objectives. "Market risk" refers to the general risk of investing in equity securities, the market value of which can fluctuate significantly. These risks tend to be greater in the case of smaller company securities, which typically are subject to more abrupt or erratic market movements than the securities of larger, more established companies. GWI Fund normally invests to a greater extent than BC Fund in smaller company securities, and so is more exposed to smaller company risk.

     For further discussion of the investment techniques and risk factors that apply to BC Fund and GWI Fund, see the "Comparison of Investment Objectives, Policies and Restrictions" below and the Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN

     As previously noted, the Plan provides for the transfer of all or substantially all of the assets of GWI Fund to BC Fund in exchange for that number of full and fractional Class A, Class B, Class C and Advisor Class shares of BC Fund having an aggregate net asset value equal to the aggregate net asset value of each GWI Fund shareholder's Class A, Class B, Class C and/or Advisor shares held as of the close of business on the Valuation Date. GWI Fund will distribute BC Fund shares received in the exchange to the shareholders of GWI Fund in complete liquidation of GWI Fund. GWI Fund will then be terminated as a series of the Trust. In the interest of economy and convenience, shares of GWI Fund generally are not represented by physical certificates, and shares of BC Fund issued to GWI Fund shareholders similarly will be in uncertificated form.

     Before the Closing occurs, shareholders of GWI Fund will be able to redeem their shares at the net asset value next determined after receipt by IMSC (the Fund's transfer agent) of a redemption request in proper form. Redemption requests received by IMSC after the Closing will be treated as requests received for the redemption of shares of BC Fund received by the shareholder in connection with the Reorganization.

     The obligations of the Trust on behalf of each of GWI Fund and BC Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and such state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. GWI Fund and BC Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of GWI Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of GWI Fund without obtaining the approval of GWI Fund's shareholders. GWI Fund and BC Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan attached hereto as Exhibit A.

     IMI will pay the legal, accounting, printing, postage and solicitation expenses in connection with the Reorganization. Neither IMI nor BC Fund will bear any costs or expenses associated with GWI Fund's termination as a series of the Trust. The combined Fund will pay any applicable SEC registration fees and state notice filing fees in connection with shares issued in the Reorganization.

REASONS FOR THE REORGANIZATION

     The Reorganization was presented to the Board of Trustees of the Trust for consideration and approval at a meeting held on April 14, 2000. For the reasons discussed below, the Trustees of the Trust, including all of the Non-Interested Trustees, have determined that the interests of GWI Fund shareholders will not be diluted as a result of the Reorganization, and that the Reorganization is in the best interests of GWI Fund and its shareholders. The Board of Trustees of the Trust, including all of the Non-Interested Trustees, similarly approved the Reorganization on behalf of BC Fund.

     The Reorganization has been recommended by the Board of Trustees of the Trust as a means of combining separate investment portfolios with similar investment objectives and policies in an attempt to achieve enhanced investment performance and distribution capability, as well as certain economies of scale and attendant cost savings to GWI Fund's shareholders. Achievement of these goals cannot be assured.

     In determining whether to recommend that the shareholders of GWI Fund vote to approve the Plan, the Board of Trustees considered, among other things: (a) the fees and expense ratios of both GWI Fund and BC Fund; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) the costs that would be incurred by the Funds as a result of the Reorganization; and (f) the tax consequences of the Reorganization.

     The Board of Trustees also considered that the Reorganization would permit the shareholders of GWI Fund to pursue substantially the same investment goals in a modestly larger fund, and thereby (i) effect certain portfolio transactions on potentially more favorable terms and (ii) provide IMI with additional investment flexibility.

     As noted above, the current expense ratio for each BC Fund class of shares (net of reimbursements from the Funds' manager) is comparable to its corresponding GWI Fund share class. In addition, the larger aggregate net asset base of the pro forma combined Fund ($101,701,447, based on the Funds' net asset size as of December 31, 1999, as compared with $86,189,439 for GWI Fund as of that date) would enable the combined Fund to seek to achieve additional economies of scale by spreading costs of operations over a larger asset base. As a general rule, economies of scale can be expected to be realized primarily with respect to fixed expenses, such as costs of printing and fees for professional services (although there can be no assurance that these benefits will be realized). Expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Reorganization.

     The shareholder service features that are available to BC Fund and GWI Fund shareholders are identical. For example, each Fund permits shares to be purchased under an Automatic Investment Plan in which funds are electronically drawn from a shareholder's bank account on a regular basis. Each Fund also has a systematic withdrawal plan ("SWP"), in which funds are electronically withdrawn each month from the shareholders' Fund account and deposited into the shareholder's bank account. Accordingly, the interests of GWI Fund shareholders in this regard would not be affected by the Reorganization.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     The Trust's authorized capital consists of an unlimited number of shares of beneficial interest (no par value per share). Each BC Fund share issued to shareholders of GWI Fund pursuant to the Plan would (i) be fully paid, non-assessable and redeemable when issued, (ii) be transferable without restriction, and (iii) have no preemptive or subscription rights.

SHAREHOLDER RIGHTS

     As a Massachusetts business trust, the Trust is governed by its Amended and Restated Declaration of Trust dated December 10, 1992, as amended from time to time (the "Declaration of Trust"), its By-Laws and applicable Massachusetts law. The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. In the areas of shareholder voting and the powers and conduct of the Trustees there are no material differences between the rights of shareholders of GWI Fund and the rights of shareholders of BC Fund.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is conditioned upon the receipt by the Trust, on behalf of GWI Fund and BC Fund, respectively, of an opinion from Dechert Price & Rhoads substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for Federal income tax purposes: (i) the transfer to BC Fund of all or substantially all of the assets of GWI Fund in exchange solely for BC Fund shares, followed by the distribution of such shares to GWI Fund shareholders in exchange for their GWI Fund shares in complete liquidation of GWI Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and BC Fund and GWI Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by GWI Fund upon the transfer of all or substantially all of its assets to BC Fund in exchange solely for BC Fund shares; (iii) the basis of the assets of GWI Fund in the hands of BC Fund will be the same as the basis of such assets of GWI Fund immediately prior to the transfer; (iv) the holding period of the assets of GWI Fund in the hands of BC Fund will include the period during which such assets were held by GWI Fund; (v) no gain or loss will be recognized by BC Fund upon the receipt of the assets of GWI Fund in exchange for BC Fund shares and the assumption by BC Fund of all of the liabilities of GWI Fund; (vi) no gain or loss will be recognized by the shareholders of GWI Fund upon the receipt of BC Fund shares solely in exchange for their shares of GWI Fund as part of the transaction; (vii) the basis of BC Fund shares received by the shareholders of GWI Fund will be the same as the basis of the shares of GWI Fund exchanged therefor; and (viii) the holding period of BC Fund shares received by the shareholders of GWI Fund will include the holding period during which the shares of GWI Fund exchanged therefor were held, provided that at the time of the exchange the shares of GWI Fund were held as capital assets in the hands of the shareholders of GWI Fund. No opinion will be expressed, however, as to whether any gain or loss will be recognized by GWI Fund in connection with the transfer from GWI Fund to BC Fund of any section 1256 contracts (as defined in Section 1256 of the Code).

     As of December 31, 1999, BC Fund had a net tax-basis capital loss carryover of approximately $125,000. The carryover expires in 2007. For the three months ended March 31, 2000, BC Fund had realized losses of $510,051 and had net unrealized appreciation of $1,313,495. As of December 31, 1999, GWI Fund had a net tax-basis capital loss carryover of approximately $228,000. The carryover expires in 2002. For the three months ended March 31, 2000, GWI Fund had realized gains of $2,101,116 and had net unrealized appreciation of $3,451,591.

     Shareholders of GWI Fund should consult their tax advisers regarding the effect, if any, on the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the

Federal income tax consequences of the Reorganization, shareholders of GWI Fund should also consult their tax advisers as to state, local and other tax consequences, if any, of the Reorganization.

LIQUIDATION AND TERMINATION OF GWI FUND

     If the Reorganization is effected, GWI Fund will be liquidated and then terminated as a series of the Trust.

CAPITALIZATION

     The following table shows (on an unaudited basis) the capitalization as of December 31, 1999 of (i) GWI Fund and BC Fund individually and (ii) the combined fund, on a pro forma basis, after giving effect to the Reorganization:

                              CAPITALIZATION TABLE
                         VALUES AS OF DECEMBER 31, 1999

                                                                   NET ASSET VALUE
                                                     NET ASSETS       PER SHARE      SHARES OUTSTANDING
                                                    ------------   ---------------   ------------------
BC Fund
  Class A.........................................  $  3,352,786       $12.32              272,114
  Class B.........................................  $  8,742,297       $12.29              711,563
  Class C.........................................  $  2,497,324       $12.30              203,086
  Advisor Class...................................  $    916,601       $12.35               74,461
                                                    ------------
     Total Net Assets.............................  $ 15,512,008
                                                    ============
GWI Fund
  Class A.........................................  $ 63,580,153       $13.51            4,706,004
  Class B.........................................  $ 21,749,637       $13.22            1,644,950
  Class C.........................................  $    484,489       $13.09               37,014
  Advisor Class...................................  $    375,160       $13.58               27,634
                                                    ------------
     Total Net Assets.............................  $ 86,189,439
                                                    ============
Pro Forma Combined*
  Class A.........................................  $ 66,932,939       $12.32            5,432,841
  Class B.........................................  $ 30,491,934       $12.29            2,481,265
  Class C.........................................  $  2,981,813       $12.30              242,475
  Advisor class...................................  $  1,294,761       $12.35              104,838
                                                    ------------
     Total Net Assets.............................  $101,701,447
                                                    ============

---------------

* Basis of combination: The pro forma combined capitalization table reflects the proposed merger of GWI Fund into BC Fund, accounted for as though the merger had become effective on December 31, 1999. The pro forma combined financial information reflects certain fund accounting fees, Blue Sky fees, Trustees fees, legal fees, and certain printing costs due to the fact that these types of expenses are expected to remain at BC Fund's level, and a reduction in the reimbursements paid by IMI due to the fact that the combined fund expenses are expected to remain below the limit for BC Fund.

                                 VOTING MATTERS

     Proxies from the shareholders of GWI Fund are being solicited by the Board of Trustees of the Trust, on behalf of GWI Fund, for the Special Meeting of Shareholders to be held at the offices of the Trust, Via Mizner Financial Center, 700 South Federal Highway, Boca Raton, Florida 33432, on June 27, 2000 at 10:00 a.m. Eastern time, or at such later time made necessary by adjournment (the "Meeting"). A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of the Trust or by voting in person at the Meeting. Unless revoked, all properly executed proxies received in time for the Meeting will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization. This Proxy Statement/Prospectus, Notice of Special Meeting, Letter of Information Required in the Proxy Statement/Prospectus and proxy card(s) are expected to be mailed to shareholders on or about May 24, 2000.

     Shareholders of record of GWI Fund at the close of business on May 15, 2000 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of GWI Fund outstanding at the close of business on the Record Date and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the Meeting. Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of GWI Fund entitled to vote. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, as shown on the books of GWI Fund, there were 4,240,106.839 Class A, 1,347,967.539 Class B, 45,561.310 Class C and 18,122.516
Advisor Class shares of beneficial interest of GWI Fund issued and outstanding. The votes of BC Fund shareholders are not being solicited, because their approval or consent is not necessary for the Reorganization to take place.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present, but that have not been voted. Broker "non-votes" are proxies received by GWI Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner(s) or other person(s) entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker "non-votes" will have the effect of a "no" vote on the Plan.

     In the event that a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Plan in favor of such an adjournment and will vote those proxies that they are required to vote AGAINST the Plan against any such adjournment.

     As of April 6, 2000, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of BC Fund. Appendix 1 hereto sets forth the beneficial owners of at least 5% of each Fund's shares. To the best knowledge of the Trust, as of March 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares, except as indicated in Appendix 1.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

     Information concerning the operation and management of BC Fund and GWI Fund is included in the Prospectus, which is provided herewith. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file proxy material, reports and other information, including charter documents, with the SEC. These reports can be inspected and copied at the Public Reference Facilities maintained by the SEC, located at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet website (http://www.sec.gov) that contains additional information about the Funds.

INTERESTS OF CERTAIN PERSONS

     IMI provides business management and investment advisory services to both BC Fund and GWI Fund, Mackenzie Investment Management Inc. ("MIMI") provides administrative and accounting services, and Ivy Mackenzie Service Corp. ("IMSC") provides transfer agency and shareholder-related services for each Fund. IMDI distributes each Fund's shares. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 30 years. The offices of IMI, MIMI, IMSC, IMDI and the Trust are each located at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. MFC is located at 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5. None of IMI, MIMI, IMDI, IMSC or MFC has a financial interest in the Reorganization.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Neither Fund, as a general matter, holds regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders of GWI Fund should send such proposals to the principal executive offices of the Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. Any shareholder who wishes to submit proposals to be considered at a subsequent meeting of shareholders of BC Fund should also send such proposals to the principal executive offices of the Trust. It is suggested that proposals be submitted by certified mail, return receipt requested.

OTHER BUSINESS

     The Trustees of the Trust know of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, however, proxies will be voted in accordance with the judgment of persons named as proxies.

     If you cannot attend the Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided so that the Meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.

PROXY SOLICITATION

     Proxies are to be solicited by mail. Additional solicitations may be made by telephone, telegraph or personal contact by officers, employees or agents of IMI and its affiliates.

     Shareholder Communications Corp. ("SCC") has been retained to assist in the solicitation of proxies in connection with the Reorganization. For its services, SCC will be paid a fee expected to equal approximately $2,000. IMI will pay the fees and expenses of SCC in connection with the Reorganization. As the meeting date approaches, shareholders who have not yet cast their votes may receive a telephone call from a representative of SCC. Proxies that are obtained telephonically will be recorded in accordance with procedures that IMI believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and his or her voting instructions are accurately recorded.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                                                      APPENDIX 1

                 BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

IVY GROWTH WITH INCOME FUND

     To the best knowledge of Ivy Fund, as of March 31, 2000, the following persons owned 5% or more of GWI Fund's Class A, Class B, Class C and Advisor Class shares, as indicated:

     CLASS A Amalgamated Bank of NY C/F TWU-NYC Private Bus Lines Pension Fund Amivest Corp Disc Invest Mgr., P.O. Box 370, Cooper Station New York, NY 10003, owned of record 268,780.923 shares (6.27%).

     CLASS B Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 180,275.987 shares (12.88%).

     CLASS C A.G. Edwards & Sons Custodian For Diana H Pross Rollover IRA Account, 1705 S 170th ST, Omaha, NE 68130-1204, owned of record 5,125.948 shares (12.44%); Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 4,700.698 shares (11.41%); Anthony L Bassano & Marie E Bassano TTEES of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 3,567.299 shares (8.66%); IBT CUST IRA FBO Vytautas Sniekus, 1250 E 276th St. Euclid, OH 44132, owned of record 2,946.753 shares (7.15%); Painwebber For The Benefit Of Painewebber CDN FBO Patricia Cramer Russell, P.O. Box 3321, Weehawken, NJ 07087-8154, owned of record 2,440.579 shares (5.92%); and IBT CUST 403 (B) FBO Carol E Greivell, 985 N Broadway #67, Depere, WI 54115, owned of record 2,344.830 shares (5.69%).

     ADVISOR CLASS NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 21,860.493 shares (100%).

IVY US BLUE CHIP FUND

     To the best knowledge of Ivy Fund, as of March 31, 2000, the following persons owned 5% or more of BC Fund's Class A, Class B, Class C and Advisor Class shares, as indicated:

     CLASS B Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 104,923.409 shares (14.26%).

     CLASS C Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 11,952.636 shares (6.54%); and Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 10,199.831 shares (5.58%).

     ADVISOR CLASS Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%); and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%).

                               INDEX OF EXHIBITS

EXHIBIT
-------
   A       --   Form of Agreement and Plan of Reorganization.

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this      day of June, 2000, by and between Ivy Fund, a Massachusetts business trust with its principal place of business at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on behalf of Ivy US Blue Chip Fund (the "Acquiring Fund"), a separate series of Ivy Fund (in such capacity, the "Acquiring Trust"), and Ivy Fund, on behalf of Ivy Growth with Income Fund (the "Acquired Fund"), a separate series of Ivy Fund (in such capacity, the "Acquired Trust").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Advisor Class voting shares of beneficial interest, no par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Advisor Class shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

I. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     A. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Advisor Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets with respect to each Class, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the Class, computed in the manner and as of the time and date set forth in section 2.2, and
(ii) to assume all liabilities of the Acquired Fund, as set forth in section
1.3. Such transactions shall take place at the closing provided for in section
3.1 (the "Closing").

     B. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets of the Acquired Fund (collectively, the "Assets"), including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund, and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

     C. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date, as defined in section
3.1. All liabilities not so discharged will be assumed by the Acquiring Fund.

     D.  On or as soon as practicable prior to the Closing Date, as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     E.  Immediately after the transfer of the Assets provided for in section
1.1 (the "Liquidation Time"), the Acquired Fund will (a) distribute to the Acquired Fund's shareholders of record with respect to each Class of its shares, determined as of the Valuation Time, as defined in Section 2.1 (the "Acquired Fund Shareholders"), on a pro rata basis within that Class, the Acquiring Fund Shares of the same Class received by the Acquired Fund pursuant to section 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each Class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Advisor Class Acquired Fund Shareholders shall, with respect to each Class, be equal to the aggregate net asset value of the Acquired Fund shares of that same Class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Advisor Class shares of the Acquired Fund will represent a number of the same Class of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange except certificates representing Class A, Class B, Class C and Advisor Class Acquiring Fund Shares may be obtained upon request by a shareholder of the Acquired Fund.

     F. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then current prospectus and statement of additional information.

     As soon as is reasonably practicable after the Liquidation Time, but not until the earlier of (i) payment by Acquiring Fund of all assumed liabilities or
(ii) 90 days after the Closing Date, Acquired Fund shall be terminated as a series of the Acquired Trust under Massachusetts law. The Acquired Fund shall not conduct any business on and after the Closing Date except in connection with its liquidation and termination as a series of the Acquired Trust.

     G. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

     H. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date, as defined in Section 3.1. All such books and records shall be available to the Acquired Fund thereafter until the Acquired Fund is terminated as a series of the Acquired Trust.

II. VALUATION

     A. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in Ivy Fund's Amended and Restated Declaration of Trust dated December 10, 1992, as amended (the "Declaration of Trust"), and then-current prospectus or statement of additional information.

     B. The net asset value of a Class A, Class B, Class C and Advisor Class Acquiring Fund share shall be the net asset value per share computed with respect to that Class as of the Valuation Time using the valuation procedures referred to in section 2.1.

     C. The number of the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such

Class by dividing the value of the Assets with respect to Class A, Class B, Class C and Advisor Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with section 2.2.

     D. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

III. CLOSING AND CLOSING DATE

     A. The Closing of the transactions contemplated by this Agreement shall be June 28, 2000, or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads or at such other place and time as the parties may agree.

     B. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

     C. Brown Brothers Harriman & Co., as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to Brown Brothers Harriman & Co., custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     D. Ivy Mackenzie Services Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Advisor Class shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

     E. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust and Board of Trustees of the Acquired Trust, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Advisor Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

IV. REPRESENTATIONS AND WARRANTIES

     A. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

 (1) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

 (2) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act and such registration is in full force and effect;

 (3) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

 (4) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

 (5) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

 (6) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1999 has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

 (7) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

 (8) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (9) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(10) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(11) At the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver the Assets free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(12) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(13) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(14) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(15) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     B. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

 (1) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

 (2) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

 (3) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

 (4) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in a violation of Massachusetts law or of the Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

 (5) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

 (6) The Statement of Assets and Liabilities, Operations, and Changes in Net Assets, the Supplementary Information, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 1999 has been audited by PriceWaterhouseCoopers LLP, independent certified public accountants, and is in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

 (7) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

 (8) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (9) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(10) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(11) The Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders could, under certain circumstances, be held personally liable for obligations of the Acquiring
      Fund);

(12) At the Closing Date, the Acquiring Fund will have good and marketable title to the its assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(13) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(14) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(15) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(16) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(17) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

V. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     A. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions, (ii) such changes as are contemplated by the Funds' normal operations, and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

     B. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

     C. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 21, 2000.

     D. The Acquired Fund covenants that the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     E. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

     F. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     G. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     H. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

     I. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     J. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the

Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities from the Acquired Fund.

     K. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Advisor Class Acquiring Fund Shares received at the Closing.

     L. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     A. All representations and warranties of the Acquiring Trust, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     B. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust with respect to the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

     C. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     The Acquiring Trust is a duly formed and validly existing Massachusetts business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in Ivy Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Declaration of Trust or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund, pursuant to the Agreement have been obtained or made; and

     D. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     A. All representations and warranties of the Acquired Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     B. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     C. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     D. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

     The Acquired Trust is a duly formed and validly existing Massachusetts business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Declaration of Trust or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Assets for Class A, Class B, Class C and Advisor Class Shares of the Acquiring Fund pursuant to the Agreement have been obtained or made; and

     E. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

VIII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     A. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

     B. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     C. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     D. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     E. The parties shall have received an opinion of Dechert Price & Rhoads addressed to each Trust substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement constitutes a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of each Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5. No opinion will be expressed, however, as to whether any gain or loss will be recognized by the Acquired Fund in connection with the transfer from the Acquired Fund to the Acquiring Fund of any section 1256 contracts (as defined in Section 1256 of the Code).

IX. INDEMNIFICATION

     A. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     B. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

X. FEES AND EXPENSES

     A. The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     B. Ivy Management, Inc. ("IMI") will pay the legal, accounting, printing, postage, and solicitation expenses in connection with the Reorganization. The combined entity resulting from the transactions contemplated herein will pay the registration fees, if any, in connection with the Reorganization. Any such expenses that relate to the Acquired Fund and are so borne by IMI or the resulting combined entity shall be solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

XI. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     A. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     B. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

XII. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 28, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

XIII. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C and Advisor Class Acquiring Fund shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

XIV. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, with a copy to Dechert Price & Rhoads, Ten Post Office Square - South, Boston, MA 02109, Attention: Joseph R. Fleming, or to the Acquiring Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, FL 33432, with a copy to Dechert Price & Rhoads, Attention: Joseph R. Fleming, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

XV. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     A. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     B. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     C. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     D. Ivy Fund is organized as a Massachusetts business trust, and references in this Agreement to the Acquiring Trust or the Acquired Trust mean and refer to the Trustees from time to time serving in accordance with the Declaration of Trust, pursuant to which Ivy Fund conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Ivy Fund, the Acquiring Fund or the Acquired Fund personally, but bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Declaration of Trust. Moreover, no series of Ivy Fund other than the Acquiring Fund and the Acquired Fund shall be responsible for the obligations of the Acquiring Trust and the Acquired Trust hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the Acquiring Trust and the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by Ivy Fund's Board of Trustees, on behalf of each of the Acquiring Fund and the Acquired Fund, respectively, and this Agreement has been signed by authorized officers of each of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of each of the Acquiring Fund and the Acquired Fund, as provided in the Declaration of Trust.

     E. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                            IVY FUND

Attest:                                                     on behalf of Ivy Growth with Income Fund


-----------------------------------------------------       -----------------------------------------------------
C. William Ferris, Secretary                                By: James W. Broadfoot, President


                                                            IVY FUND
Attest:                                                     on behalf of Ivy US Blue Chip Fund


-----------------------------------------------------       -----------------------------------------------------
C. William Ferris, Secretary                                By: James W. Broadfoot, President

                                 FORM OF PROXY

IVY GROWTH WITH INCOME FUND                    THIS PROXY IS SOLICITED ON BEHALF
a series of IVY FUND                           OF THE BOARD OF TRUSTEES

        The undersigned, having received Notice of the June 27, 2000 Special Meeting of Shareholders of Ivy Growth with Income Fund (the "Fund"), a series of Ivy Fund (the "Trust"), and the related Proxy Statement/Prospectus, hereby appoints C. William Ferris, Keith J. Carlson, and Paula K. Wolfe, and each of them, as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on June 27, 2000 at 10:00 a.m. Eastern time, and any adjournments or postponements thereof.

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                                               Dated: __________________, 2000

                                               Please sign name or names as
                                               appearing on proxy and return
                                               promptly in the enclosed
                                               postage-paid envelope.  If
                                               signing as a representative,
                                               please include capacity.


                                                [Name, address]

                                                ______________________________
                                                Signature(s) of Shareholder(s)

[REVERSE SIDE OF CARD]

Please indicate your vote by filling in the appropriate box below, using blue or black ink or dark pencil (do not use red ink). This proxy will be voted in accordance with your specifications. If no specification is made, this proxy will be voted in favor of the Proposal.

                                                  For      Against      Abstain

PROPOSAL: Approval of the Agreement and Plan of Reorganization between the
          Trust, on behalf of the Fund, and
          the Trust, on behalf of Ivy US Blue
          Chip Fund, as set forth in the
          Proxy Statement/Prospectus.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE DO NOT FORGET TO SIGN THE OTHER SIDE OF THIS CARD.




                                    IVY FUND

 ------------------------------------------------------------------------------
                       Statement of Additional Information
                                  May 24, 2000
 ------------------------------------------------------------------------------

Acquisition of the Assets of By and in Exchange for Shares of Ivy Growth with Income Fund ("GWI Fund"), Ivy US Blue Chip Fund ("BC Fund"), a series of Ivy Fund (the "Trust") a series of the Trust Via Mizner Financial Plaza Via Mizner Financial Plaza 700 South Federal Highway 700 South Federal Highway Boca Raton, FL 33432 Boca Raton, FL 33432

This Statement of Additional Information is available to the shareholders of GWI Fund in connection with a proposed transaction whereby BC Fund will acquire all or substantially all of the assets and all of the liabilities of GWI Fund in exchange for shares of BC Fund (the "Reorganization").

This Statement of Additional Information of the Trust contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement of the Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Funds' Statements of Additional Information dated May 1, 2000 (one for the Funds' Class A, B and C shares and a second for the Funds'
         Advisor Class shares), which were filed with the Securities and Exchange Commission (the "Commission") via EDGAR on May 1, 2000 (File No. 2-17613) and are incorporated by reference herein.

2. Each Fund's Annual Report to shareholders for the fiscal year ended December 31, 1999, which were filed with the Commission via EDGAR on February 28, 2000 (File No. 811-01028) and are incorporated by reference herein.

3. The Pro Forma Combined Financial Statements as of December 31, 1999 (Unaudited) of BC Fund and GWI Fund, included herewith.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated May 24, 2000 relating to the Reorganization may be obtained by writing GWI Fund at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, or by calling Ivy Mackenzie Distributors, Inc. (the Fund's distributor) at 1-800-456-5111. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                 IVY GROWTH FUND
                           IVY GROWTH WITH INCOME FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000

         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of twenty-one fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B and C shares of Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund, and to the Class A, B, C and I shares of Ivy US Blue Chip Fund (each a "Fund"). The other seventeen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated May 1, 2000 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class Shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.


         Each Fund's Annual Report to shareholders dated December 31, 1999 (each an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.


                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


                                                                           PAGES

GENERAL INFORMATION............................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS....................................1
         IVY GROWTH FUND.......................................................1
         INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND...........................2
         IVY GROWTH WITH INCOME FUND...........................................4
         INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND...............5
         IVY US BLUE CHIP FUND.................................................7
         INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND.....................8
         IVY US EMERGING GROWTH FUND..........................................11
         INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND..............11
         EQUITY SECURITIES....................................................14
         CONVERTIBLE SECURITIES...............................................14
         SMALL COMPANIES......................................................15
         INITIAL PUBLIC OFFERINGS.............................................15
         ADJUSTABLE RATE PREFERRED STOCKS.....................................15
         DEBT SECURITIES......................................................16
         IN GENERAL...........................................................16
         INVESTMENT-GRADE DEBT SECURITIES.....................................16
         LOW-RATED DEBT SECURITIES............................................16
         U.S. GOVERNMENT SECURITIES...........................................18
         ZERO COUPON BONDS....................................................18
         ILLIQUID SECURITIES..................................................19
         FOREIGN SECURITIES...................................................20
         EMERGING MARKETS.....................................................21
         FOREIGN CURRENCIES...................................................22
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS...............................23
         REPURCHASE AGREEMENTS................................................24
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS....................24
         COMMERCIAL PAPER.....................................................24
         BORROWING............................................................25
         WARRANTS 25

         REAL ESTATE INVESTMENT TRUSTS (REITS)................................25
         OPTIONS TRANSACTIONS.................................................25
         IN GENERAL...........................................................25
         WRITING OPTIONS ON INDIVIDUAL SECURITIES.............................27
         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES..........................27
         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES.................28
         RISKS OF OPTIONS TRANSACTIONS........................................28
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS...................29
         IN GENERAL...........................................................29
         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS....................31
         SECURITIES INDEX FUTURES CONTRACTS...................................32
         RISKS OF SECURITIES INDEX FUTURES....................................32
         COMBINED TRANSACTIONS................................................34
PORTFOLIO TURNOVER............................................................34
TRUSTEES AND OFFICERS.........................................................34
         CLASS A  39
         CLASS B  41
         CLASS C  43
         CLASS I  45
         ADVISOR CLASS........................................................46
INVESTMENT ADVISORY AND OTHER SERVICES........................................49
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES.................49
         DISTRIBUTION SERVICES................................................52
         RULE 12B-1 DISTRIBUTION PLANS........................................53
         CUSTODIAN............................................................58
         FUND ACCOUNTING SERVICES.............................................59
         TRANSFER AGENT AND DIVIDEND PAYING AGENT.............................59
         ADMINISTRATOR........................................................60
         AUDITORS 60

BROKERAGE ALLOCATION..........................................................60
CAPITALIZATION AND VOTING RIGHTS..............................................61
SPECIAL RIGHTS AND PRIVILEGES.................................................63
         AUTOMATIC INVESTMENT METHOD..........................................63
         EXCHANGE OF SHARES...................................................63
         INITIAL SALES CHARGE SHARES..........................................64
         CONTINGENT DEFERRED SALES CHARGE SHARES..............................64
         LETTER OF INTENT.....................................................66
         RETIREMENT PLANS.....................................................67
         INDIVIDUAL RETIREMENT ACCOUNTS:......................................68
         ROTH IRAS:...........................................................69
         QUALIFIED PLANS:.....................................................69
         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS
         ("403(B)(7) ACCOUNT"):...............................................70
         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:............................71
         SIMPLE PLANS:........................................................71
         REINVESTMENT PRIVILEGE...............................................71
         RIGHTS OF ACCUMULATION...............................................71
         SYSTEMATIC WITHDRAWAL PLAN...........................................72
         GROUP SYSTEMATIC INVESTMENT PROGRAM..................................72
REDEMPTIONS...................................................................73
CONVERSION OF CLASS B SHARES..................................................75
NET ASSET VALUE...............................................................75
TAXATION 77

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS..............77
         CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES...............79
         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES...................79
         DEBT SECURITIES ACQUIRED AT A DISCOUNT...............................80
         DISTRIBUTIONS........................................................80
         DISPOSITION OF SHARES................................................81
         FOREIGN WITHHOLDING TAXES............................................81
         BACKUP WITHHOLDING...................................................82
PERFORMANCE INFORMATION.......................................................82
         AVERAGE ANNUAL TOTAL RETURN..........................................82
         CUMULATIVE TOTAL RETURN..............................................91
IVY GROWTH WITH INCOME FUND...................................................92
         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION................94
FINANCIAL STATEMENTS..........................................................94
APPENDIX A....................................................................96

                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations (Class A shares) on March 1, 1984. The inception dates for Ivy Growth Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively. Ivy Growth with Income Fund commenced operations (Class A shares) on April 1, 1984. The inception dates for the Fund's Class B and Class C shares were October 22, 1993, and April 30, 1996, respectively. Ivy US Blue Chip Fund commenced operations (Class A, B and C shares) on November 2, 1998. Ivy US Emerging Growth Fund commenced operations (Class A shares) on March 3, 1993. The inception dates for Ivy US Emerging Growth Fund's Class B and Class C shares were October 22, 1993 and April 30, 1996, respectively.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

         Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half is invested in equity securities of small and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

         Ivy Growth Fund may invest up to 5% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

         Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

     (ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

     (iii)invest  in  companies  for  the  purpose  of  exercising   control  of
          management;

     (iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

     (v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     (vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

     (vii)borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

     (viii) purchase securities on margin;

     (ix) sell securities short;

     (x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

     (xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY GROWTH WITH INCOME FUND

         Ivy Growth with Income Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The Fund has some emphasis on dividend-paying stocks. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

         Ivy Growth with Income Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts. The Fund may also invest in equity real estate investment trusts.

         The Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND

         Ivy Growth with Income Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy Growth with Income Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except of the extent described in the Prospectus and in this SAI);

(iii) invest in companies for the purpose of exercising control of management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii)borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii) purchase securities on margin;

(ix) sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

         Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

         When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

         The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                  INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii)engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv) invest in companies of the purpose of exercising control of management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii)invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs
     (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)  sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

         Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of small- and medium-sized companies, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

         Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

         Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii)engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv) invest in companies for the purpose of exercising control of management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii)invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix) purchase securities on margin;

(x)  sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii)borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

IN GENERAL.

         Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

INVESTMENT-GRADE DEBT SECURITIES.

         Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

LOW-RATED DEBT SECURITIES.

         Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

U.S. GOVERNMENT SECURITIES.

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

ZERO COUPON BONDS.

         Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund, Ivy Growth with Income Fund, or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

IN GENERAL.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

WRITING OPTIONS ON INDIVIDUAL SECURITIES.

         Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

                  PURCHASING OPTIONS ON INDIVIDUAL SECURITIES.

         Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES.

         Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When a Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

RISKS OF OPTIONS TRANSACTIONS.

         The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

     Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

IN GENERAL.

         Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS.

         There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

RISKS OF SECURITIES INDEX FUTURES.

         Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS.

         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER


         Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. Ivy U.S. Blue Chip Fund's portfolio turnover rate was significantly higher in 1999 than it was in 1998 because of the late date of its inception in 1998.


                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

-------------------------------------- ----------------------------- -------------------------------------------------
         NAME, ADDRESS, AGE              POSITION WITH THE TRUST     BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
-------------------------------------- ----------------------------- -------------------------------------------------

John S. Anderegg, Jr.                  Trustee                       Chairman, Dynamics Research Corp. (instruments
60 Concord Street                                                    and controls); Director, Burr-Brown Corp.
Wilmington, MA  01887                                                (operational amplifiers); Director, Mass. High
Age:  76                                                             Tech. Council; Trustee of Mackenzie Series
                                                                     Trust (1992-1998).

James W. Broadfoot                     President and Trustee         President, Ivy Management, Inc. (1997 -
700 South Federal Highway                                            present); Executive Vice President, Ivy
Suite 300                                                            Management, Inc. (1996-1997); Senior Vice
Boca Raton, FL  33432                                                President, Ivy Management, Inc. (1992-1996);
Age:  57                                                             Director and Senior Vice President, Mackenzie
[*Deemed to be an "interested                                        Investment Management Inc. (1995-present);
person" of the Trust, as defined                                     Senior Vice President, Mackenzie Investment
under the 1940 Act.]                                                 Management Inc. (1990-1995); President and
                                                                     Trustee, Mackenzie Solutions (1999 to 2000).

Paul H. Broyhill                       Trustee                       Chairman, BMC Fund, Inc. (1983-present);  Chairman, Broyhill
800 Hickory Blvd.                                                    Family Foundation,  Inc. (1983-present);  Chairman, Broyhill
Golfview Park-Box 500                                                Investments,  Inc.  (1997-present); Chairman  and  President,
Lenoir, NC 28645                                                     Broyhill Investments,  Inc. (1983-1997);  Chairman, Broyhill
Age:  76                                                             Timber  Resources  (1983-present);  Management of a personal
                                                                     portfolio   of   fixed-income    and   equity    instruments
                                                                     (1983-present);    Trustee   of   Mackenzie   Series   Trust
                                                                     (1988-1998);   Director   of  The   Mackenzie   Funds   Inc.
                                                                     (1988-1995).

Keith J. Carlson                       Chairman and Trustee          President, Chief Executive Officer and
700 South Federal Hwy.                                               Director, Mackenzie Investment Management Inc.
Suite 300                                                            (1999-present); Executive Vice President and
Boca Raton, FL  33432                                                Chief Operating Officer, Mackenzie Investment
Age:  43                                                             Management Inc. (1997-1999); Senior Vice
[*Deemed to be an "interested                                        President, Mackenzie Investment Management Inc.
person" of the Trust, as defined                                     (1996-1997); Senior Vice President and
under the 1940 Act.]                                                 Director, Mackenzie Investment Management Inc.
                                                                     (1994-1996); Chairman, Senior Vice President
                                                                     and Director, Ivy Management, Inc.
                                                                     (1994-present); Vice President, The Mackenzie
                                                                     Funds Inc. (1987-1995); Director, Ivy Mackenzie
                                                                     Services Corp. (1993-present); Senior Vice
                                                                     President and Director, Ivy Mackenzie Services
                                                                     Corp. (1996-1997); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1993-1996); Trustee
                                                                     and President, Mackenzie Series Trust
                                                                     (1996-1998); Vice President, Mackenzie Series
                                                                     Trust (1994-1996); President, Chief Executive
                                                                     Officer and Director, Ivy Mackenzie
                                                                     Distributors, Inc. (1994-present); Chairman,
                                                                     Trustee and Principal Executive Officer,
                                                                     Mackenzie Solutions (1999-2000); President
                                                                     and Trustee, Mackenzie Solutions (1999).

Stanley Channick                       Trustee                       President and Chief Executive Officer, The
11 Bala Avenue                                                       Whitestone Corporation (insurance agency);
Bala Cynwyd, PA  19004                                               Chairman, Scott Management company
Age:  76                                                             (administrative services for insurance
                                                                     companies); President, The Channick Group
                                                                     (consultants to insurance companies and
                                                                     national trade associations); Trustee,
                                                                     Mackenzie Series Trust (1994-1998); Director,
                                                                     The Mackenzie Funds Inc. (1994-1995).

Roy J. Glauber                         Trustee                       Mallinckrodt Professor of Physics, Harvard
Lyman Laboratory of Physics                                          University (1974-present); Trustee. Mackenzie
Harvard University                                                   Series Trust (1994-1998).
Cambridge, MA  02138
Age:  74

Dianne Lister                          Trustee                       President and Chief Executive Officer, The
556 University Avenue                                                Hospital for Sick Children Foundation
Toronto, Ontario Canada                                              (1993-present).
L4J 2T4
Age:  47

Joseph G. Rosenthal                    Trustee                       Chartered Accountant (1958-present); Trustee,
100 Jardine Drive                                                    Mackenzie Series Trust (1985-1998); Director,
Unit #12                                                             The Mackenzie Funds Inc. (1987-1995).
Concord, Ontario Canada
L4K 2T7
Age:  65

Richard N. Silverman                   Trustee                       Honorary Trustee, Newton-Wellesley Hospital;
18 Bonnybrook Road                                                   Overseer, Beth Israel Hospital; Trustee, Boston
Waban, MA  02168                                                     Ballet; Overseer, Boston Children's Museum;
Age:  76                                                             Trustee, Ralph Lowell Society WGBH; Trustee,
                                                                     Newton Wellesley Charitable Foundation.

J. Brendan Swan                        Trustee                       Chairman and Chief Executive Officer, Airspray
4701 North Federal Hwy.                                              International, Inc.; Joint Managing Director,
Suite 465                                                            Airspray N.V (an environmentally sensitive
Pompano Beach, FL  33064                                             packaging company); Director, Polyglass LTD.;
Age:  70                                                             Director, Park Towers International; Director,
                                                                     The Mackenzie Funds Inc. (1992-1995); Trustee,
                                                                     Mackenzie Series Trust (1992-1998).

Edward M. Tighe                        Trustee                       Chief Executive Officer, CITCO Technology
5900 N. Andrews Avenue                                               Management, inc. ("CITCO") (computer software
Suite 700                                                            development and consulting) (1999-2000);
Ft. Lauderdale, FL  33309                                            President and Director, Global Technology
Age:  57                                                             Management, Inc. (CITCO's predecessor)
                                                                     (1992-1998); Managing Director, Global Mutual
                                                                     Fund Services, Ltd. (financial services firm);
                                                                     President, Director and Chief Executive
                                                                     Officer, Global Mutual Fund Services, Inc.
                                                                     (1994-present).

C. William Ferris                      Secretary/Treasurer           Senior Vice President, Secretary/Treasurer and
700 South Federal Hwy.                                               Compliance Officer, Mackenzie Investment
Suite 300                                                            Management Inc. (2000-present); Senior Vice
Boca Raton, FL  33432                                                President, Chief Financial Officer
Age:  55                                                             Secretary/Treasurer and Compliance Officer,
                                                                     Mackenzie Investment Management Inc.
                                                                     (1995-2000); Senior Vice President,
                                                                     Secretary/Treasurer, Compliance Officer and
                                                                     Clerk, Ivy Management, Inc. (1994-present);
                                                                     Senior Vice President, Secretary/Treasurer and
                                                                     Director, Ivy Mackenzie Distributors, Inc.
                                                                     (1994-present); Director, President and Chief
                                                                     Executive Officer, Ivy Mackenzie Services Corp.
                                                                     (1997-present); President and Director, Ivy
                                                                     Mackenzie Services Corp. (1996-1997);
                                                                     Secretary/Treasurer and Director, Ivy Mackenzie
                                                                     Services Corp. (1993-1996);
                                                                     Secretary/Treasurer, The Mackenzie Funds Inc.
                                                                     (1993-1995); Secretary/Treasurer, Mackenzie
                                                                     Series Trust (1994-1998); Secretary/Treasurer,
                                                                     Mackenzie Solutions (1999-2000).




                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1999)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSA-TION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

 John S. Anderegg, Jr.           $21,500                  N/A                     N/A                  $21,500
       (Trustee)

   James W. Broadfoot              $0                     N/A                     N/A                    $0
(Trustee and President)

    Paul H. Broyhill             $20,500                  N/A                     N/A                  $20,500
       (Trustee)


    Keith J. Carlson               $0                     N/A                     N/A                    $0
 (Trustee and Chairman)

    Stanley Channick             $21,500                  N/A                     N/A                  $21,500
       (Trustee)

      Roy J. Glauber              $21,500                  N/A                     N/A                  $21,500
       (Trustee)


     Dianne Lister                 $0                     N/A                     N/A                    $0
       (Trustee)


  Joseph G. Rosenthal            $21,500                  N/A                     N/A                  $21,500
       (Trustee)

  Richard N. Silverman           $21,500                  N/A                     N/A                  $21,500
       (Trustee)

    J. Brendan Swan              $21,500                  N/A                     N/A                  $21,500
       (Trustee)


   Edward M. Tighe               $1,000                   N/A                     N/A                   $1,000
      (Trustee)

   C. William Ferris               $0                     N/A                     N/A                    $0
      (Secretary/
       Treasurer)


*The Fund complex consists of Ivy Fund.

         To the knowledge of the Trust as of April 6, 2000, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

                  CLASS A
Of the outstanding Class A shares of:

     Ivy Asia Pacific Fund, Northern Trust Custodian FBO W. Hall Wendel Jr., P.O. Box 92956 Chicago, IL 60675, owned of record 127,877.238 shares (34.67%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL Jacksonville, FL 32246, owned of record 57,697.052 shares (15.64%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 991,944.251 shares (13.33%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 88,810.181 shares (7.43%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 733,792.800 shares (25.95%);

     Ivy Global Natural Resources Fund, Carn & Co. 02087502 Riggs Bank TTEE FBO Yazaki Employee Savings and Retirement PL, Attn: Star Group, P.O. Box 96211 Washington, DC 20090-6211 owned of record 60,160.879 shares (9.99%);

     Ivy Growth with Income Fund, Amalgamated Bank of NY C/F TWU-NYC Private Bus Lines Pension Fund Amivest Corp Disc Invest Mgr., P.O. Box 370, Cooper Station New York, NY 10003, owned of record 268,780.923 shares (6.27%);

     Ivy International  Fund, Charles Schwab & Co. Inc. Reinvest Account,  Attn:
Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,648,661.843 shares (30.25%) and Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,025,817.607 (21.07%);

     Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 901,733.310 shares (32.27%);

     Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998 owned of record 19,811.507 shares (16.64%), Mackenzie Investment Management Inc., Attn:
Bev Yanowitch,Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432 owned of record 10,312.921 shares (8.66%,) Parker Hunter Inc.FBO Keshava Reddy MD Inc. Defined Benefit Pension Trust U/A DTD 2/1/80, 404 Wellington Ct., Venice, FL 34292-3157 owned of record 6,566.130 shares (5.51%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 6,048.887 shares (5.08%);

         Ivy International Strategic Bond Fund, IBT Cust Money Purch PL FBO Frederic Neuburger, 25 Hanley Road, Liverpool, NY 13090, owned of record 877.125 shares (53.63%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 758.136 shares (46.35%);

     Ivy Money Market Fund, Donald Annino TTEE Pediatrician Inc. Target Benefit Pension Plan U/A DTD 10/31/87, 61 Oxford St., Winchester, MA 01890, owned of record 784,722.350 shares (5.36%);

     Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432, owned of record 39,699.515 shares (32.28%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 15,899.843 shares (12.93%);

     Ivy US Emerging Growth Fund, F & Co. Inc. CUST FBO 401 K Plan, Attn: Russ Pollack ADM, 125 Broad Street, New York, NY 10004-2400, owned of record 115,590.121 shares (5.28%);

     Ivy South America Fund, FTC & Co. Attn: Datalynx #001, P.O. Box 173736, Denver, CO 80217-3736, owned of record 265,549.907 shares (60.24%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 23,189.803 (5.26%);

     Ivy  Developing   Markets  Fund,   Donaldson  Lufkin  Jenrette   Securities
Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (13.93%);

     Ivy Global Science & Tech Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 65,806.720 shares (7.10%), Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 50,772.902 shares (5.48%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 49,811.577 shares (5.37%);

A.       CLASS B

Of the outstanding Class B shares of:

     Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 195,131.631 shares (41.83%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 1,408,235.680 shares (48.74%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 130,194.917 (17.21%);

     Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 226,089.602 shares (25.66%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 590,841.655 shares (29.21%);

     Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 58,255.711 shares (11.14%);

     Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 92,422.394 shares (33.65%);

     Ivy Global Science & Tech Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 144,773.250 shares (16.14%);

     Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 39,872.586 shares (9.24%);

     Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 180,275.987 shares (12.88%);

     Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,908,729.144 shares (46.00%);

     Ivy International II Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,765,693.148 shares (60.44%);

     Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%) and Parker Hunter Incorporated FBO Martha K Reddy Trustee U/A DTD 5/2/94 Martha K Reddy 1994 Living Trust Venice, FL 34292-3157, owned of record 10,022 shares (6.09 %);

     Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%);

     Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 32,915.011 shares (22.07%) and Prudential Securities Inc. FBO Shargo International Trade Co., Attn: Yuriy Shargorodsky Pres., 49 Bruce Dr., Holland, PA 18966-2179, owned of record 20,520.944 shares (13.76%);

     Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 104,923.409 shares (14.26%);

     Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 403,099.962 shares (22.91%).

B.       CLASS C

Of the outstanding Class C shares of:

     Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 32,150.765 shares (9.45%) and Robert M. Ahnert & Margaret A. Ahnert JT TWROS, 624 Flamingo Dr., Ft. Lauderdale, FL 33301, owned of record 17,623.011 shares (5.18%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 214,807.102 shares (55.38%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL ,Jacksonville, FL, owned of record 31,891.102 shares (38.76%);

     Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 74,441.265 shares (19.93%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 1,269,062.340 shares (45.54%);

         Ivy Global Fund, IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 3,312.662 shares (21.26%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,953.344 shares (18.96%), Salomon Smith Barney Inc., 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,148.182 shares (7.37%), Smith Barney Inc. 00112701249, 388 Greenwich Street, New York, NY owned of record 1,104.870 shares (7.09%), and Smith Barney Inc. 00107866133, 388 Greenwich
Street, New York, NY owned of record 952.492 shares (6.11%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,794.738 shares (35.64%), Salomon Smith Barney Inc. 00129805698, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 3,425.540 shares (11.30%), George I Kocerka & Mary L Kocerka TTEE U/A DTD Feb 11 1993, George I and Mary L Kocerka TR, 3391 Pinnacle CT., S. Palm Harbor, FL 34684-1771, owned of record 2,927.400 shares (9.66%), Alma R Buncsak TTEE of the Alma R Buncsak Rev Trust U/A/D 11-27-95, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 2,034.101 shares (6.71%) and Raymond James & Assoc. Inc. CSDN David C Johnson M/P, 1113 45th Ave NE, Saint Petersburg, FL 33703-5247, owned of record 1,748.252 shares (5.77%);

     Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 41,373.201 shares (10.50%);

         Ivy Growth Fund, IBT CUST IRA FBO Joseph L Wright ,32211 Pierce Street, Garden City, MI 48135, owned of record 4,651.187 shares (14.03%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 3,905.716 shares (11.78%), UMB Bank CUST IRA FBO Peter L Bognar, 17 Cordes Drive, Tonawanda, NY 14221, owned of record 3,729.271 shares (11.24%), May Ann Ash & Robert R Ash JT TEN 1119 Rundle St. Scranton, PA 18504, owned of record 2,642.230 shares (7.97%), and UMB CUST IRA FBO Ronald Wise, 45 Fordham, Buffalo, NY 14216, owned of record 2,041.275 shares (6.15%);

         Ivy Growth With Income Fund, A.G. Edwards & Sons Custodian For Diana H Pross Rollover IRA Account, 1705 S 170th ST, Omaha, NE 68130-1204, owned of record 5,125.948 shares (12.44%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 4,700.698 shares (11.41%), Anthony L Bassano & Marie E Bassano TTEES of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 3,567.299 shares (8.66%), IBT CUST IRA FBO Vytautas Sniekus, 1250 E 276th St. Euclid, OH 44132, owned of record 2,946.753 shares (7.15%), Painwebber For The Benefit Of Painewebber CDN FBO Patricia Cramer Russell, P.O. Box 3321, Weehawken, NJ 07087-8154, owned of record 2,440.579 shares (5.92%), and IBT CUST 403 (B) FBO Carol E Greivell, 985 N Broadway #67, Depere, WI 54115, owned of record 2,344.830 shares (5.69%);

     Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,653,544.169 shares (61.44%);

     Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,298,844.349 shares (66.03%);

     Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 69,403.361 shares (71.10%);

         Ivy Money Market Fund, IBT CUST R/O IRA FBO Virginia M Hambleton, 619 Winther Blvd. Nampa, ID 83651, owned of record 109,449.820 shares (12.67%), Painewebber For The Benefit of Bruce Blank, 36 Ridge Brook Lane Stamford, CT 06903, owned of record 108,553.810 shares (12.57%), IBT CUST R/O IRA FBO Kathryn Batko, 1823 S 139th St., Omaha, NE 68144, owned of record 82,615.230 shares (9.56%), Bear Stearns Securities Corp. FBO 486-89241-11, 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 82,615.230 shares (9.56%), Mary K Aistrope & Mary Sue Jenkins JT TEN, 1635 N. 106th Street, Omaha, NE 68114, owned of record 50,174.460 shares (5.80%), and Bear Stearns Securities Corp FBO 486-05954-14 1 Metrotech Center North Brooklyn, NY 11201-3859, owned of record 48,853.000 shares (5.65%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,984.712 shares (36.96%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 4,858.379 shares (16.34%), Painewebber For The Benefit Of Katherine R January, 101 North Upper Broadway 1906, Corpus Christi, TX 78401, owned of record 4,061.794 shares (13.66%), and First union Securities Inc. A/C 7341-7519 FBO Michele Sherman IRA, 111 East Kilbourn Avenue, Milwaukee, CA 91406-3636, owned of record 1,524.792 shares (5.13%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 10,242.265 shares (53.68%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 2,424.153 shares (12.70%), Susan L McGowan TTEE U/A DTD Oct 20 1998 Susan L McGowan Trust, 13440 Red Maple Circle North, Ft. Myers, FL 33903, owned of record 1,493.000 shares (7.82%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (5.94%), and Edward R McGowan JR TTEE U/A DTD Oct 20, 1998 Edward McGowan Jr Trust, 13440 Red Maple Circle North, Ft. Myers, FL 33903, owned of record 1,124.801 shares (5.89%);

     Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 11,952.636 shares (6.54%) and Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 10,199.831 shares (5.58%);

     Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 95,681.085 shares (28.55%);

C.       CLASS I


Of the outstanding Class I shares of:

         Ivy European Opportunities Fund, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 615.012 shares (100%);

     Ivy International  Fund, Charles Schwab & Co. Inc. Reinvest Account,  Attn:
Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 389,576.275 shares (13.74%), State Street Bank TTEE FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 327,350.589 shares (11.54%), Lynspen and Company For Reinvestment, P.O. Box 83084, Birmingham, AL 35283, owned of record 252,973.459 shares (8.92%), Harleysville Mutual Ins. Co/Equity, 355 Maple Ave., Harleysville, PA 19438, owned of record 191,304.895 shares (6.74%), Northern Trust Co. TTEE of The Great Lakes Chemical RTMT Trust A/C # 22-37152, P.O. Box 92956, 801 S. Canal St. C1S, Chicago, IL 60675-2956, owned of record 181,365.292 shares (5.98%), S. Mark Taper
Foundation, 12011 San Vincente Blvd., Ste 400, Los Angeles, CA 90049, owned of record 169,779.308 shares (5.98%), and Vanguard Fiduciary Trust Company FBO Investment & Employee Stock Ownership Plan of Avista Corp. # 92094, P.O. Box 2600, VM 613, Attn: Outside Funds, Valley Forge, PA 19482, owned of record 154,798.565 shares (5.45%);

D.       ADVISOR CLASS

Of the outstanding Advisor Class shares of:

     Ivy Asia Pacific Fund, Brown Brothers Harriman & Co. CUST, International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 19,521.431 shares (73.06%), Brown Brothers Harriman & Co. CUST International Solutions V- Aggressive Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 5,387.835 shares (20.17%), Brown Brothers Harriman & Co. CUST International Solutions II - Balanced Growth, Attn:
Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 1,602.659 shares (6.00%);

         Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 8,890.147 shares (26.19%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 6,564.613 shares (19.34%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 5,383.304 shares (15.85%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,366.810 shares (6.97%);

     Ivy China Region Fund, Brown Brothers Harriman & Co. CUST International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 32,622.646 shares (61.95%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,740.980 shares (18.49%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 5,243.316 shares (9.95%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,240.952 shares (6.15%);

         Ivy Developing Markets Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 29,259.893 shares (56.59%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 15,597.547 shares (30.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 5,809.684 shares (11.23%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 857,967.359 shares (77.29%) and Pyramid I Limited Partnership C/O Roland Manarin, 11650 Dodge Rd., Omaha, NE 68154, owned of record 55,972.256 shares (5.04%);

         Ivy Global Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 12,646.539 shares (100%);

         Ivy Global Natural Resources Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 1,943.284 shares (66.05%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 822.637 shares (27.96%), and Edward M. Tighe, P.O. Box 2160, Ft. Lauderdale, FL 33303, owned of record 175.788 shares (5.97%);

         Ivy Global Science & Tech Fund, Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,345.624 shares (19.60%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,061.784 shares (6.22%), and Michele C. Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 1,061.586 shares (6.21%);

         Ivy Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,148.030 shares (99.41%);

         Ivy Growth With Income Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 21,860.493 shares (100%);

     Ivy International Fund II, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 35,889.863 shares (24.70%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 26,271.557 shares (18.08%) and Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 23,078.909 shares (15.88%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 16,327.134 shares (37.27%), Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 14,667.380 shares (33.48%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,262.050 shares (21.14%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,403.696 shares (5.48%);

     Ivy International Strategic Bond Fund, Mackenzie Investment Management Inc.
Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 106,161.036 shares (73.22%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,135.915 shares (16.64), Brown Brothers Harriman & Co. CUST International Solutions I - Conservative Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 7,998.962 shares (5.51%);

         Ivy Pan-Europe Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,337.774 shares (45.84%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 11,445.187 shares (21.55), Charles Schwab & Co, Inc. Reinvest Account, Attn: Mutual Fund Dept., 101
Montgomery St. San Francisco, CA 94104, owned of record 8,210.454 shares (15.46%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 2,932.686 shares (5.52%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,826.147 shares (5.32%);

         Ivy South America Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 27,932.029 shares (88.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,526.236 shares (11.13%);

     Ivy US Blue Chip Fund, Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%);

     Ivy US Emerging Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 27,214.448 shares (63.24%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,850.972 shares (20.57%), Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery St. San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%).

         As of April 6, 2000, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the twenty-one Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.02% and 1.25% of Ivy European Opportunities Fund and Ivy Global Science & Technology Fund Class A shares, respectively, and 1.13%, 5.98%, 2.05% and 3.00% of Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of IMI, IMDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. Among other things, the Code of Ethics, which applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions in certain securities may not be made, and requires the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions. Exceptions to certain provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides  business  management and investment  advisory services to the
Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI also currently acts as manager and investment adviser to the other series of Ivy Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets, reduced to 0.75% on its average net assets in excess of $350 million.


         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid IMI fees of $2,794,304, $2,722,314 and $2,731,358, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $113,237, respectively.

         Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth with Income Fund paid IMI fees of $624,013, $702,361 and $674,369, respectively.


         Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid IMI fees of $1,687 and $78,946, respectively. During the fiscal year ended December 31, 1998 and 1999, IMI reimbursed Fund expenses in the amount of $11,052 and $213,586, respectively.

         Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of the Fund's average net assets.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid IMI fees of $973,756, $985,816 and $1,070,591, respectively.

         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.

     IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy US Blue Chip Fund to an annual rate of 1.34% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.

         The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         Each Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concessions as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal years ended December 31, 1997, 1998, and 1999, IMDI received from sales of Class A shares of Ivy Growth Fund $105,281, $71,547, and $67,547, respectively, in sales commissions, of which $16,522, $10,859, and $10,389 was retained after dealer allowance. During the fiscal year ended
December 31, 1999, IMDI received $7,985 in CDSCs on redemptions of Class B shares of Ivy Growth Fund. During the fiscal year ended December 31, 1999, IMDI received $1,004 in CDSCs on redemptions of Class C shares of Ivy Growth Fund.

          During the fiscal years ended December 31, 1997, 1998, and 1999, IMDI received from sales of Class A shares of Ivy Growth with Income Fund $71,705, $46,641, and $40,494, respectively, in sales commissions, of which $11,042, $7,545, and $6,459, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 1999, IMDI received $21,577 in CDSCs on redemptions of Class B shares of Ivy Growth with Income Fund. During the fiscal year ended December 31, 1999, IMDI received $1,975 in CDSCs on redemptions of Class C shares of Ivy Growth with Income Fund.

         During the fiscal years ended December 31, 1998, and 1999, IMDI received from sales of Class A shares of Ivy US Blue Chip Fund $12,738 and
$69,514, respectively, in sales commissions, of which $1,940 and $8,790, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 1999, IMDI received $26 in CDSCs on redemptions of Class B shares of Ivy US Blue Chip Fund. During the fiscal year ended December 31, 1999, IMDI received $2,004 in CDSCs on redemptions of Class C shares of Ivy US Blue Chip Fund.

         During the fiscal years ended December 31, 1997, 1998, and 1999, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $350,718, $102,664, and $167,177, respectively, in sales commissions, of which $46,744, $14,318, and $23,611, respectively, was retained after dealer allowance. During the fiscal year ended December 31, 1999, IMDI received $36,337 in CDSCs on redemptions of Class B shares of Ivy US Emerging Growth Fund. During the fiscal year ended December 31, 1999, IMDI received $9,258 in CDSCs on redemptions of Class C shares of Ivy US Emerging Growth Fund.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                  RULE 12B-1 DISTRIBUTION PLANS.

         The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee is a reimbursement to IMDI for service fees paid by IMDI. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of each Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under each Fund's Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. This fee is paid to IMDI as compensation and is not dependent on IMDI's expenses incurred. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by any Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisers, financial institutions and other entities for services rendered in the distribution of a Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

         The Class B Plan and underwriting agreement were amended effective March 16, 1999 to permit IMDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. IMDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

(i) to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct Rules of the NASD, in each case enacted, issued, or promulgated after March 16, 1999;

(ii) on a basis which does not alter the amount of the distribution payments to IMDI computed with reference to Class B shares the date of original issuance of which occurred on or before December 31, 1998;

(iii)in  connection  with a  Complete  Termination  (as  defined  in the Class B
     Plan); or

(iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any successor trust or fund or any trust or fund acquiring a substantial portion of the assets of the Trust (collectively, the "Affected Funds") nor the sponsors of the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however denominated, to any person for personal services, account maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or termination, and (b) the termination or modification of the distribution fee applies with equal effect to all outstanding Class B shares from time to time of all Affected Funds regardless of the date of issuance thereof.

         In the amendments to the underwriting agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December 31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IMDI and its transferees.

         During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $170,946 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $61,058 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy Growth Fund paid IMDI $2,812 pursuant to its Class C plan.


         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $55,887; compensation to underwriters $0; compensation to dealers, $145,049; compensation to sales personnel $1,157,581; interest, carrying or other financing charges $0; seminars and meetings, $36,262; travel and entertainment, $115,690; general and administrative, $699,514; telephone, $35,680; and occupancy and equipment rental, $91,829.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $1,070; compensation to underwriters $0; compensation to dealers, $11,550; compensation to sales personnel, $22,979; interest, carrying or other financing charges $0; seminars and meetings, $2,887; travel and entertainment, $2,305; general and administrative, $13,741; telephone, $707; and occupancy and equipment rental $1,801.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising, $1; printing and mailing of prospectuses to persons other than current shareholders, $50; compensation to underwriters $0; compensation to dealers, $851; compensation to sales personnel, $1,102; interest, carrying or other financing charges $0; seminars and meetings, $212; travel and entertainment, $109; general administrative, $658; telephone, $33; and occupancy and equipment rental, $86.


         During the fiscal year ended December 31, 1999, Ivy Growth with Income Fund paid IMDI $132,149 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy Growth with Income Fund paid IMDI $229,676 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy Growth with Income Fund paid IMDI $5,811 pursuant to its Class C plan.


         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy Growth with Income Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $12,511; compensation to underwriters $0;compensation to dealers, $28,408; compensation to sales personnel $239,882; interest, carrying or other financing charges $0; seminars and meetings, $7,102; travel and entertainment, $23,920; general and administrative, $145,339; telephone, $7,396; and occupancy and equipment rental, $19,096.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy Growth with Income Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $4,337; compensation to underwriters $0; compensation to dealers, $27,468; compensation to sales personnel, $83,698; interest, carrying or other financing charges $0; seminars and meetings, $6,867; travel and entertainment, $8,356; general and administrative, $50,604; telephone, $2,580; and occupancy and equipment rental $6,645.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy Growth with Income Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $133; compensation to underwriters $0; compensation to dealers, $460; compensation to sales personnel, $2,159; interest, carrying or other financing charges $0; seminars and meetings, $115; travel and entertainment, $222; general administrative, $1,442; telephone, $69; and occupancy and equipment rental, $186.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $5,576 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $57,173 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid IMDI $18,084 pursuant to its Class C plan.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy US Blue Chip Fund: advertising $51; printing and mailing of prospectuses to persons other than current shareholders, $0; compensation to underwriters $0; compensation to dealers, $1,299; compensation to sales personnel $8,206; interest, carrying or other financing charges $0; seminars and meetings, $325; travel and entertainment, $842; general and administrative, $4,766; telephone, $251; and occupancy and equipment rental, $619.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy US Blue Chip Fund: advertising, $205; printing and mailing of prospectuses to persons other than current shareholders, $17,338; compensation of underwriters $0; compensation to dealers, $22,670; compensation to sales personnel, $26,795; interest, carrying or other financing charges $0; seminars and meetings, $5,668; travel and entertainment, $2,649; general and administrative, $15,676; telephone, $814; and occupancy and equipment rental $2,069.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy US Blue Chip Fund:
advertising, $73; printing and mailing of prospectuses to persons other than current shareholders, $4,987; compensation to underwriters $0; compensation to dealers, $5,188; compensation to sales personnel, $8,328; interest, carrying or other financing charges $0; seminars and meetings, $1,298; travel and entertainment, $832; general administrative, $4,840; telephone, $253; and occupancy and equipment rental, $636.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $154,097 pursuant to its Class A plan. During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $530,238 pursuant to its Class B plan. During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid IMDI $104,332 pursuant to its Class C plan.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth Fund: advertising $0; printing and mailing of prospectuses to persons other than current shareholders, $22,608; compensation to underwriters $0; compensation to dealers, $32,323; compensation to sales personnel $237,055; interest, carrying or other financing charges $0; seminars and meetings, $8,081; travel and entertainment, $23,752; general and administrative, $142,608; telephone, $7,300; and occupancy and equipment rental, $18,703.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $19,310; compensation to underwriters $0; compensation to dealers, $58,429; compensation to sales personnel, $200,870; interest, carrying or other financing charges $0; seminars and meetings, $14,607; travel and entertainment, $20,086; general and administrative, $120,713; telephone, $6,182; and occupancy and equipment rental $15,846.

         During the fiscal year ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $3,780; compensation to underwriters $0; compensation to dealers, $21,447; compensation to sales personnel, $39,452; interest, carrying or other financing charges $0; seminars and meetings, $5,362; travel and entertainment, $3,947; general administrative, $23,696; telephone, $1,214; and occupancy and equipment rental, $3,110.


         Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

         Pursuant  to a  Custodian  Agreement  with the  Trust,  Brown  Brothers
Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.


     During the fiscal year ended December 31, 1999, Ivy Growth Fund paid MIMI $113,237 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy Growth with Income Fund paid MIMI $98,036 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid MIMI $29,915 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid MIMI $100,632 under the agreement

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, located at Via Mizner Financial Plaza, Ste. 300, 700 S. Federal Hwy., Boca Raton, Florida, 33432, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $778,713. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth with Income Fund totaled $250,101. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $17,901. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $333,603. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).


ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $321,469. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth with Income Fund totaled $89,916. Such fees for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $10,526. Such fees for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $100,632.

AUDITORS


     PricewaterhouseCoopers LLP, independent public accountants,  located at 200
E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.


                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.


         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid brokerage commissions of $683,881, $907,345 and $739,391, respectively.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth with Income Fund paid brokerage commissions of $155,283, $378,887 and $246,111, respectively.

         During the fiscal year ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid brokerage commissions of $1,806 and $19,700, respectively.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid brokerage commissions of $583,738, $658,613 and $588,118, respectively.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.


         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.


         The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized twenty-one series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund and Ivy Next Wave Internet Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy US Blue Chip Fund and Ivy Next Wave Internet Fund.


         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.


         Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, Ivy South America Fund, and Ivy Next Wave Internet Fund (the other seventeen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

INITIAL SALES CHARGE SHARES.

         Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

         Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners Financial Services of America, Inc. This privilege will apply only to Class A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid (the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative - Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IMDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege. Additional information on sales charge reductions or waivers may be obtained from IMDI at the address listed on the cover of this Statement of Additional Information.

         On August 19, 1999, Ivy US Emerging Growth Fund and Hudson Capital Appreciation Fund ("Hudson Capital") entered into an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of Hudson Capital would be acquired by Ivy US Emerging Growth Fund in exchange solely for Class A and Class B voting shares of beneficial interest of Ivy US Emerging Growth Fund (the "Reorganization"). In connection with the Reorganization, the parties agreed that no sales charge would be imposed in connection with the issuance of Ivy US Emerging Growth Fund shares to shareholders of Hudson Capital pursuant to the Plan. In addition, the parties agreed that former Class N shareholders of Hudson Capital would be exempt from the initial sales charge on additional purchases of Class A shares of Ivy US Emerging Growth Fund.

CONTINGENT DEFERRED SALES CHARGE SHARES

         CLASS A:

         Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

         For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

         CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

         Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

         For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

         The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund and Ivy Next Wave Internet Fund.


                         CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE      DOLLAR AMOUNT SUBJECT TO CHARGE

First                                         5%
Second                                        4%
Third                                         3%
Fourth                                        3%
Fifth                                         2%
Sixth                                         1%
Seventh and thereafter                        0%

         CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)


         CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per share.

         ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000 ($250,000 in the case of Class I).

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

         Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of any Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, Ivy South America Fund, Ivy US Blue Chip Fund, Ivy US Emerging Growth Fund and Ivy Next Wave Internet Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

                  RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee              no fee
         Retirement Plan Annual Maintenance Fee       $10.00 per fund account

         For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

INDIVIDUAL RETIREMENT ACCOUNTS:

         Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account.

         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

ROTH IRAS:

         Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

QUALIFIED PLANS:

         For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate   employers  may  also  adopt  the  Custodial  Agreement  and
Retirement   Plan  for  the  benefit  of  their  eligible   employees.   Similar
contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

DEFERRED   COMPENSATION   FOR  PUBLIC  SCHOOLS  AND   CHARITABLE   ORGANIZATIONS
("403(B)(7) ACCOUNT"):

         Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

         Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:

         An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

SIMPLE PLANS:

         An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE

         Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code). Rights of Accumulation are also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond Fund; or $100,000 or more for Ivy Bond Fund.

         At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

         A  shareholder  (except  shareholders  with  accounts  in  Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                                   REDEMPTIONS

         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.


         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.


         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in any Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                          CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A  security  listed or traded on a  recognized  stock  exchange  or The
Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each  Fund  generally  will be  required  to  distribute  dividends  to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN.

         Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

    Where:                     P        =        a hypothetical initial
                           payment of $1,000 to purchase shares of a specific class

               T    =   the average annual total return of shares of that class

               n    =   the number of years

                                    ERV = the ending redeemable
                           value  of  a   hypothetical   $1,000
                           payment made at the beginning of the
                           period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

         The following table summarizes the calculation of Standardized and Non-Standardized Return for the Class A, Class B and Class C shares of each Fund for the periods indicated. In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.


                                          IVY GROWTH FUND

                                      STANDARDIZED RETURN[*]
                                CLASS A[1]             CLASS B[2]    CLASS C
Year ended December 31, 1999    24.28%                 25.63%        29.43%
Five Years ended December 31,   18.77%                 18.85%        N/A
1999

Ten Years ended December 31,    13.05%                 N/A           N/A
1999

Inception [#] to year ended     11.37%                 14.80%        15.74%
December 31, 1999 [5]:
                                    NON-STANDARDIZED RETURN[**]
                                CLASS A[3]             CLASS B[4]    CLASS C
Year ended December 31, 1999    31.87%                 30.63%        30.43%
Five Years ended December 31,   20.18%                 19.05%        N/A
1999

Ten Years ended December 31,    13.72%                 N/A           N/A
1999

Inception [#] to year ended     11.54%                 14.80%        15.74%
December 31, 1999 [5]:


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Class A shares of Ivy Growth Fund was March 1, 1984. The inception dates for Class B and Class C shares of the Fund were October 22, 1993 and April 30, 1996, respectively.

     [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 11.37%, 24.28%, 18,.77%, and 13.02%, respectively.

     [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 14.77%, 25.63%, and 18.85%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1999.)

     [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 11.54%, 31.87%, 20.18%, and 13.69%, respectively.

     [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 14.77%, 30.63%, and 19.05%, respectively. (Since the inception date for Class B shares was October 22, 1993, there were no Class B shares outstanding for the duration of the ten-year period ended December 31, 1999.)

     [5] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                    IVY GROWTH WITH INCOME FUND

                                      STANDARDIZED RETURN[*]
                              CLASS A[1]           CLASS B       CLASS C
Year ended December 31, 1999  4.60%                5.14%          8.91%
Five years ended December     16.02%               16.31%         N/A
31, 1999

Ten years ended December      12.71%               N/A            N/A
31, 1999:

Inception [#] to year ended   14.80%               12.72%         14.18%
December 31, 1999 [3]:
                                    NON-STANDARDIZED RETURN[**]
                              CLASS A[2]           CLASS B       CLASS C
Year ended December 31,       10.98%               10.14%         9.91%
1999:

Five years ended December     17.40%               16.53%         N/A
31, 1999

Ten years ended December      13.38%               N/A            N/A
31, 1999:

Inception [#] to year ended   15.23%               12.72%         14.18%
December 31, 1999 [7]:


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for Class B shares of the Fund was October 22, 1993; and the inception date for the Class C shares of the Fund was April 30, 1996. The inception of Class C shares of the Fund coincided with the redesignation as "Class D" those shares of Ivy Growth with Income Fund that were initially issued as "Ivy Growth with Income Fund -- Class C" to shareholders of Mackenzie Growth & Income Fund, a former series of the Company, in connection with the reorganization between that fund and Ivy Growth with Income Fund, which shares are not offered for sale to the public.

     [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 14.80%, 4.60%, 16.02%, and 12.70%, respectively.

     [2] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one, five and ten year periods ended December 31, 1999 would have been 15.23%, 10.98%, 17.40%, and 13.37%, respectively.

     [3] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                              IVY US BLUE CHIP FUND
                               STANDARD RETURN[*]


                                  CLASS A[1]             CLASS B[2]             CLASS C[3]              CLASS I[4]
Year ended December 31,           8.71%                  9.74%                  13.84%                   N/A
1999

Inception [#] to year            14.29%                  13.28%                 16.76%                   N/A
ended December 31, 1999
[8]

                                               NON-STANDARD RETURN[**]



                               CLASS A[5]        CLASS B[6]              CLASS C[7]             CLASS I[4]
Year ended                       15.35%                  14.74%                 14.84%                   N/A
December 31, 1999

Inception [#] to year            20.25%                  16.68%                 16.76%                   N/A
ended December 31, 1999
[8]


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 7.11% and 12.00%, respectively.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 8.05% and 10.99%, respectively.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 12.05% and 14.37%, respectively.

         [4] Class I Shares are not subject to an initial sales charge or a CDSC; therefore, the Standardized and Non-Standardized Return figures would be identical. However, there were no outstanding Class I Shares during the periods indicated.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.66% and 17.89%, respectively.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.05% and 14.33%, respectively.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one-year period ended December 31, 1999 and the period from inception through December 31, 1999 would have been 13.05% and 14.37%, respectively.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


                                    IVY US EMERGING GROWTH FUND
                                      STANDARDIZED RETURN[*]

                             CLASS A[1]           CLASS B[2]          CLASS C
Year ended December 31,      53.13%               56.27%              60.32%
1999

Five years ended             25.97%               26.39%              N/A
December 31, 1999
Inception [#] to year        26.36%               21.40%              18.60%
ended December 31, 1999
[7]:

                                    NON-STANDARDIZED RETURN[**]
                             CLASS A             CLASS B[3]           CLASS C
Year ended December 31,      62.47%               61.27%              61.32%
1999

Five years ended             27.47%               26.54%              N/A
December 31, 1999
Inception [#] to year        27.47%               21.40%              18.60%
ended December 31, 1999
[4]:

---------------------------- -------------------- ------------------- ----------


         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 22, 1993. The inception date for the Class C shares of the Fund was April 30, 1996.

     [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 26.34%, 53.13%, and 25.97%, respectively.

     [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 21.39%, 56.27%, and 26.39%, respectively.

     [3] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 and the one and five year periods ended December 31, 1999 would have been 21.39%, 61.27%, and 26.54%, respectively.

     [4] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

CUMULATIVE TOTAL RETURN.

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:  C  =   cumulative total return

                                 P        =        a hypothetical initial
                        investment of $1,000 to purchase shares of a specific class

                                 ERV  =  ending   redeemable
                        value:  ERV is the value, at the end
                        of  the  applicable   period,  of  a
                        hypothetical  $1,000 investment made
                        at the  beginning of the  applicable
                        period.

                                 IVY GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                  ONE YEAR               FIVE YEARS              TEN YEARS            SINCE INCEPTION[*]
Class A            24.28%                 136.31%                240.91%              6,066.80%
Class B            25.63%                 137.09%                    N/A                135.16%
Class C            29.43%                     N/A                    N/A                 71.02%


         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                  ONE YEAR               FIVE YEARS             TEN YEARS            SINCE INCEPTION[*]
Class A           31.87%                 150.73%                261.71%              6,443.02%
Class B           30.63%                 139.09%                    N/A                135.16%
Class C           30.43%                     N/A                    N/A                 71.02%

---------------------------

[*] The inception date for Ivy Growth Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 22, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                                                IVY GROWTH WITH INCOME FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                    ONE YEAR              FIVE YEARS             TEN YEARS              SINCE INCEPTION[*]
Class A             4.60%                 110.21%                230.97%                770.73%
Class B             5.14%                 112.86%                    N/A                109.95%
Class C             8.91%                     N/A                    N/A                 62.72%

         The following table summarizes the calculation of Cumulative Total Return for Ivy Growth with Income Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR               FIVE YEARS             TEN YEARS              SINCE INCEPTION[*]
Class A        10.98%                 123.03%                251.16%                823.85%
Class B        10.14%                 114.86%                    N/A                109.95%
Class C         9.91%                     N/A                    N/A                 62.72%

---------------------------

[*] The inception date for Ivy Growth with Income Fund (Class A shares) was April 1, 1984; the inception date for the Class B shares of the Fund was October 22, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

                              IVY US BLUE CHIP FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                      ONE YEAR           SINCE INCEPTION[*]
    Class A             8.71%                 16.76%
    Class B             9.74%                 15.42%
    Class C            13.84%                 19.52%
    Class I               N/A                    N/A

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Blue Chip Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                       ONE YEAR           SINCE INCEPTION[*]
    Class A             15.35%                 23.88%
    Class B             14.74%                 19.42%
    Class C             14.84%                 19.52%
    Class I               N/A                    N/A


[*] The inception date for Ivy US Blue Chip Fund was November 2, 1998.

                           IVY US EMERGING GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has been assessed.

                 ONE YEAR             FIVE YEARS           SINCE INCEPTION[*]
     Class A      53.13%              217.21%                   376.18%
     Class B      56.27%              222.49%                   232.48%
     Class C      60.32%                  N/A                   87.04%

         The following table summarizes the calculation of Cumulative Total Return for Ivy US Emerging Growth Fund for the periods indicated through December 31, 1999, assuming the maximum 5.75% sales charge has not been assessed.

                  ONE YEAR            FIVE YEARS           SINCE INCEPTION[*]
     Class A       62.47%             236.56%                   405.23%
     Class B       61.27%             224.49%                   232.48%
     Class C       61.32%                  N/A                   87.04%
---------------------------

[*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares were first offered for sale to the public on October 22, 1993. The inception date for Class C shares was April 30, 1996.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION.

         The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         Each Fund's Portfolio of Investments as of December 31, 1999, Statement of Assets and Liabilities as of December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal year ended December 31, 1999, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in the Fund's December 31, 1999 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

           DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                 IVY GROWTH FUND
                           IVY GROWTH WITH INCOME FUND
                              IVY US BLUE CHIP FUND
                           IVY US EMERGING GROWTH FUND

                                    series of

                                    IVY FUND
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                       STATEMENT OF ADDITIONAL INFORMATION
                              ADVISOR CLASS SHARES

                                   May 1, 2000

         Ivy Fund (the "Trust") is an open-end management investment company that currently consists of twenty-one fully managed portfolios, each of which (except for Ivy South America Fund and Ivy International Strategic Bond Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth Fund (each a "Fund"). The other seventeen portfolios of the Trust are described in separate prospectuses and SAIs.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds' Advisor Class shares dated May 1, 2000 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, B and C shares (and Class I shares, in the case of Ivy US Blue Chip Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.


         Each Fund's annual Report to shareholders, dated December 31, 1999 (each an "Annual Report") is incorporated by reference into this SAI. Each Fund's Annual Report may be obtained without charge from the Distributor.


                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS


                                                                          pages

GENERAL INFORMATION............................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS....................................1
         IVY GROWTH FUND.......................................................1
         IVY GROWTH WITH INCOME FUND...........................................4
         IVY US BLUE CHIP FUND.................................................7
         IVY US EMERGING GROWTH FUND..........................................10
         EQUITY SECURITIES....................................................13
         CONVERTIBLE SECURITIES...............................................14
         SMALL COMPANIES......................................................14
         INITIAL PUBLIC OFFERINGS.............................................15
         ADJUSTABLE RATE PREFERRED STOCKS.....................................15
         DEBT SECURITIES......................................................15
         ILLIQUID SECURITIES..................................................18
         FOREIGN SECURITIES...................................................19
         EMERGING MARKETS.....................................................20
         FOREIGN CURRENCIES...................................................21
         FOREIGN CURRENCY EXCHANGE TRANSACTIONS...............................22
         REPURCHASE AGREEMENTS................................................23
         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS....................23
         COMMERCIAL PAPER.....................................................24
         BORROWING............................................................24
         WARRANTS 24

         REAL ESTATE INVESTMENT TRUSTS (REITS)................................24
         OPTIONS TRANSACTIONS.................................................25
         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS...................29
         SECURITIES INDEX FUTURES CONTRACTS...................................31
PORTFOLIO TURNOVER............................................................33
TRUSTEES AND OFFICERS.........................................................33
CLASS A  39
         CLASS B  41
         CLASS C  42
         ADVISOR CLASS........................................................46
INVESTMENT ADVISORY AND OTHER SERVICES........................................49
         BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES.................49
         DISTRIBUTION SERVICES................................................51
         CUSTODIAN............................................................53
         FUND ACCOUNTING SERVICES.............................................53
         TRANSFER AGENT AND DIVIDEND PAYING AGENT.............................53
         ADMINISTRATOR........................................................54
         AUDITORS 54

BROKERAGE ALLOCATION..........................................................54
CAPITALIZATION AND VOTING RIGHTS..............................................55
SPECIAL RIGHTS AND PRIVILEGES.................................................57
         AUTOMATIC INVESTMENT METHOD..........................................57
         EXCHANGE OF SHARES...................................................58
         RETIREMENT PLANS.....................................................58
         SYSTEMATIC WITHDRAWAL PLAN...........................................62
         GROUP SYSTEMATIC INVESTMENT PROGRAM..................................63
REDEMPTIONS...................................................................63
NET ASSET VALUE...............................................................64
TAXATION 66

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS..............67
         DEBT SECURITIES ACQUIRED AT A DISCOUNT...............................69
         DISTRIBUTIONS........................................................70
         DISPOSITION OF SHARES................................................70
         FOREIGN WITHHOLDING TAXES............................................71
         BACKUP WITHHOLDING...................................................71
PERFORMANCE INFORMATION.......................................................71
FINANCIAL STATEMENTS..........................................................74
APPENDIX A....................................................................75

                               GENERAL INFORMATION

         Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy Growth Fund commenced operations on March 1, 1984. Ivy Growth with Income Fund commenced operations on April 1, 1984. Ivy US Blue Chip Fund commenced operations on November 2, 1998. Ivy US Emerging Growth Fund commenced operations on March 3, 1993. Advisor Class shares of each Fund (except Ivy US Blue Chip Fund) were first offered on January 1, 1998. Advisor Class shares of Ivy US Blue Chip Fund were first offered on November 2, 1998.

         Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any Fund may purchase are meant to describe the spectrum of investments that IMI, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, IMI may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional Information About Strategies and Risks." Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY GROWTH FUND

         Ivy Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings. Approximately one half of the Fund's portfolio is comprised of companies that have had a proven and consistent record of earnings, but whose prices appear to be low relative to their underlying profitability. The other half is invested in equity securities of small and medium-sized U.S. companies that are in the early stages of their life cycles and that are believed to have the potential to increase their sales and earnings at above average rates.

         Ivy Growth Fund may invest up to 5% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poors Ratings Services ("S&P"), or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts and may also invest in equity real estate investment trusts.

         Ivy Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                   INVESTMENT RESTRICTIONS FOR IVY GROWTH FUND

         Ivy Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy Growth Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iii) invest in companies for the purpose of exercising control of management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(vii)borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(viii) purchase securities on margin;

(ix) sell securities short;

(x) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY GROWTH WITH INCOME FUND

         Ivy Growth with Income Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. The Fund has some emphasis on dividend-paying stocks. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.

         Ivy Growth with Income Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts. The Fund may also invest in equity real estate investment trusts.

         The Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

             INVESTMENT RESTRICTIONS FOR IVY GROWTH WITH INCOME FUND

         Ivy Growth with Income Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy Growth with Income Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         Under these restrictions, the Fund may not:

(i) invest in oil, gas or other mineral leases or exploration or development programs;

(ii) engage in the purchase and sale of puts, calls, straddles or spreads (except of the extent described in the Prospectus and in this SAI);

(iii) invest in companies for the purpose of exercising control of management;

(iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(v) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(vi) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

(viii) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(ix) purchase securities on margin;

(x)  sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stocks of companies determined by IMI to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, Blue Chip companies are those companies whose market capitalization is greater than $1 billion at the time of investment.

         Blue Chip companies are those which occupy (or in IMI's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and services. Securities of Blue Chip companies generally are considered to be highly liquid because, compared to those of lesser-capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

         When circumstances warrant, Ivy US Blue Chip Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         Ivy US Blue Chip Fund may borrow up to 10% of the value of its total assets, for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may also invest in equity real estate investment trusts ("REITs").

         The Fund may write put options on securities and stock indices, with respect to not more than 10% of the value of its net assets, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its total assets. The Fund may purchase interest rate and other financial futures contracts and related options. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                INVESTMENT RESTRICTIONS FOR IVY US BLUE CHIP FUND

         Ivy US Blue Chip Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy US Blue Chip Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii)engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv) invest in companies of the purpose of exercising control of management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of IMI, MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii)invest more than 15% of its net assets in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any such instrument that, due to the existence of a trading market or to other factors, is liquid;

(viii) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition or assets, and except that the Fund may (i) invest in securities of other investment companies subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act and (ii) acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraphs
     (f) and (g) of Section 12(d)(1) of the 1940 Act;

(ix) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, the deposit or payment by the Fund of initial or variation margins in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(x)  sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than shares of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

(xii)borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, as a temporary measure for extraordinary or emergency purposes or where investment transactions might advantageously require it, or except in connection with reverse repurchase agreements, provided that the Fund maintains net asset coverage of at least 300% for all borrowings.

         Under the 1940 Act, the Fund is permitted, subject to the Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs. Despite fundamental investment restriction (vi) above, the Fund may invest in interest rate and other financial futures contracts and related options.

IVY US EMERGING GROWTH FUND

         Ivy US Emerging Growth Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Under normal conditions, the Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The Fund invests primarily in equity securities of small- and medium-sized companies, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises. These may include securities issued pursuant to initial public offerings ("IPOs"). The Fund may engage in short-term trading.

         Ivy US Emerging Growth Fund may invest up to 25% of its net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

         When circumstances warrant, the Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated as least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

         The Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. The Fund may invest up to 5% of its net assets in warrants. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may enter into forward foreign currency contracts.

         Ivy US Emerging Growth Fund may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. The Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, the Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. The Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

             INVESTMENT RESTRICTIONS FOR IVY US EMERGING GROWTH FUND

Ivy US Emerging Growth Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

(i) The Fund has elected to be classified as a diversified series of an open-end investment company.

(ii) The Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iii)The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

(vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

(vii)The Fund will not make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

(viii) The Fund will not concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

                             ADDITIONAL RESTRICTIONS

         Ivy US Emerging Growth Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

(i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(ii) invest in oil, gas or other mineral leases or exploration or development programs;

(iii)engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

(iv) invest in companies for the purpose of exercising control of management;

(v) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(vi) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

(vii)invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(viii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered;

(ix) purchase securities on margin;

(x)  sell securities short;

(xi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940; or

(xii)borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

         The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

EQUITY SECURITIES

         Equity securities can be issued by companies to raise cash; all equity securities shares represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

         The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

         Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

ADJUSTABLE RATE PREFERRED STOCKS

         Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

         IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Group ("S&P") are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Funds may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

         LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which that Fund could sell such securities, and cause large fluctuations in the daily net asset value of that Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

         ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to a Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

ILLIQUID SECURITIES

         Each Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

         Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which that Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

         The securities of foreign issuers in which Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs"), Global Depository Shares ("GDSs") and related depository instruments, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

         Although IMI intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of each Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

EMERGING MARKETS

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect each Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund and its shareholders will benefit.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of each Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

         Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of each Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

FOREIGN CURRENCIES

         Investment in foreign securities usually will involve currencies of foreign countries. Moreover, Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund normally will be invested in both U.S. and foreign securities markets, changes in these Funds' share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Foreign currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While each Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent each Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

         Ivy Growth Fund, Ivy Growth with Income Fund, and Ivy US Emerging Growth Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which each Fund has or in which each Fund expects to have portfolio exposure.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

REPURCHASE AGREEMENTS

         Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by IMI under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, each Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BORROWING

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of each Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

         The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the Investment Company Act of 1940 (the "1940 Act"). By investing in REITs indirectly through Ivy Growth Fund, Ivy Growth with Income Fund, or Ivy US Blue Chip Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

         IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

         Each Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by any Fund, are taxable as ordinary income. See "Taxation."

         Each Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

         WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may write (sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although each Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, each Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

         Each Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. Each Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Call options on indices are similar to call options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

         When a Fund writes a call or put option on a stock index, the option is "covered," in the case of a call, or "secured," in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

         RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

     Each Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         Each Fund's success in using options techniques depends, among other things, on IMI's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         IN GENERAL. Each Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day each Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures position.

         Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, each Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in any Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

         Each Fund may enter into securities index futures contracts as an efficient means of regulating that Fund's exposure to the equity markets. Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         RISKS OF SECURITIES INDEX FUTURES. Each Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

         Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, a Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

         When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                               PORTFOLIO TURNOVER


         Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. Ivy U.S. Blue Chip Fund's portfolio turnover rate was significantly higher in 1999 than it was in 1998 because of the late date of its inception in 1998.


                              TRUSTEES AND OFFICERS

         Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:


---------------------------------------- ----------------------------- -----------------------------------------------
          NAME, ADDRESS, AGE               POSITION WITH THE TRUST          BUSINESS AFFILIATIONS AND PRINCIPAL
                                                                                        OCCUPATIONS

---------------------------------------- ----------------------------- -----------------------------------------------
John S. Anderegg, Jr.                    Trustee                       Chairman, Dynamics Research Corp.
60 Concord Street                                                      (instruments and controls); Director,
Wilmington, MA  01887                                                  Burr-Brown Corp. (operational amplifiers);
Age:  76                                                               Director, Mass. High Tech. Council; Trustee
                                                                       of Mackenzie Series Trust (1992-1998).

James W. Broadfoot                       President and Trustee         President, Ivy Management, Inc. (1997 -
700 South Federal Highway                                              present); Executive Vice President, Ivy
Suite 300                                                              Management, Inc. (1996-1997); Senior Vice
Boca Raton, FL  33432                                                  President, Ivy Management, Inc. (1992-1996);
Age:  57                                                               Director and Senior Vice President, Mackenzie
[*Deemed to be an "interested person"                                  Investment Management Inc. (1995-present);
of the Trust, as defined under the                                     Senior Vice President, Mackenzie Investment
1940 Act.]                                                             Management Inc. (1990-1995); President and Trustee,
                                                                       Mackenzie Solutions (1999  to 2000).

Paul H. Broyhill                         Trustee                       Chairman, BMC Fund, Inc. (1983-present);  Chairman, Broyhill
800 Hickory Blvd.                                                      Family Foundation,  Inc. (1983-present);  Chairman, Broyhill
Golfview Park-Box 500                                                  Investments,  Inc.  (1997-present);  Chairman and President,
Lenoir, NC 28645                                                       Broyhill Investments,  Inc. (1983-1997);  Chairman, Broyhill
Age:  76                                                               Timber  Resources  (1983-present);  Management of a personal
                                                                       portfolio   of   fixed-income    and   equity    instruments
                                                                       (1983-present);    Trustee   of   Mackenzie   Series   Trust
                                                                       (1988-1998);   Director   of  The   Mackenzie   Funds   Inc.
                                                                       (1988-1995).

Keith J. Carlson                         Chairman and Trustee          President, Chief Executive Officer and
700 South Federal Hwy.                                                 Director, Mackenzie Investment Management
Suite 300                                                              Inc. (1999-present); Executive Vice President
Boca Raton, FL  33432                                                  and Chief Operating Officer, Mackenzie
Age:  43                                                               Investment Management Inc. (1997-1999);
[*Deemed to be an "interested person"                                  Senior Vice President, Mackenzie Investment
of the Trust, as defined under the                                     Management Inc. (1996-1997); Senior Vice
1940 Act.]                                                             President and Director, Mackenzie Investment
                                                                       Management Inc. (1994-1996); Chairman, Senior
                                                                       Vice President and Director, Ivy Management,
                                                                       Inc. (1994-present); Vice President, The
                                                                       Mackenzie Funds Inc. (1987-1995); Director,
                                                                       Ivy Mackenzie Services Corp. (1993-present);
                                                                       Senior Vice President and Director, Ivy
                                                                       Mackenzie Services Corp. (1996-1997);
                                                                       President and Director, Ivy Mackenzie
                                                                       Services Corp. (1993-1996); Trustee and
                                                                       President, Mackenzie Series Trust
                                                                       (1996-1998); Vice President, Mackenzie Series
                                                                       Trust (1994-1996); President, Chief Executive
                                                                       Officer and Director, Ivy Mackenzie
                                                                       Distributors, Inc. (1994-present); Chairman,
                                                                       Trustee and Principal Executive Officer,
                                                                       Mackenzie Solutions (1999-2000); President
                                                                       and Trustee, Mackenzie Solutions (1999).

Stanley Channick                         Trustee                       President and Chief Executive Officer, The
11 Bala Avenue                                                         Whitestone Corporation (insurance agency);
Bala Cynwyd, PA  19004                                                 Chairman, Scott Management company
Age:  76                                                               (administrative services for insurance
                                                                       companies); President, The Channick Group
                                                                       (consultants to insurance companies and
                                                                       national trade associations); Trustee,
                                                                       Mackenzie Series Trust (1994-1998); Director,
                                                                       The Mackenzie Funds Inc. (1994-1995).

Roy J. Glauber                           Trustee                       Mallinckrodt Professor of Physics, Harvard
Lyman Laboratory of Physics                                            University (1974-present); Trustee. Mackenzie
Harvard University                                                     Series Trust (1994-1998).
Cambridge, MA  02138
Age:  74

Dianne Lister                            Trustee                       President and Chief Executive Officer, The
556 University Avenue                                                  Hospital for Sick Children Foundation
Toronto, Ontario Canada                                                (1993-present).
L4J 2T4
Age:  47

Joseph G. Rosenthal                      Trustee                       Chartered Accountant (1958-present); Trustee,
100 Jardine Drive                                                      Mackenzie Series Trust (1985-1998); Director,
Unit #12                                                               The Mackenzie Funds Inc. (1987-1995).
Concord, Ontario Canada
L4K 2T7
Age:  65

Richard N. Silverman                     Trustee                       Honorary Trustee, Newton-Wellesley Hospital;
18 Bonnybrook Road                                                     Overseer, Beth Israel Hospital; Trustee,
Waban, MA  02168                                                       Boston Ballet; Overseer, Boston Children's
Age:  76                                                               Museum; Trustee, Ralph Lowell Society WGBH;
                                                                       Trustee, Newton Wellesley Charitable
                                                                       Foundation.

J. Brendan Swan                          Trustee                       Chairman and Chief Executive Officer,
4701 North Federal Hwy.                                                Airspray International, Inc.; Joint Managing
Suite 465                                                              Director, Airspray N.V (an environmentally
Pompano Beach, FL  33064                                               sensitive packaging company); Director,
Age:  70                                                               Polyglass LTD.; Director, Park Towers
                                                                       International; Director, The Mackenzie Funds
                                                                       Inc. (1992-1995); Trustee, Mackenzie Series
                                                                       Trust (1992-1998).

Edward M. Tighe                          Trustee                       Chief Executive Officer, CITCO Technology
5900 N. Andrews Avenue                                                 Management, inc. ("CITCO") (computer software
Suite 700                                                              development and consulting) (1999-2000);
Ft. Lauderdale, FL  33309                                              President and Director, Global Technology
Age:  57                                                               Management, Inc. (CITCO's predecessor)
                                                                       (1992-1998); Managing Director, Global Mutual
                                                                       Fund Services, Ltd. (financial services
                                                                       firm); President, Director and Chief
                                                                       Executive Officer, Global Mutual Fund
                                                                       Services, Inc. (1994-present).

C. William Ferris                        Secretary/Treasurer           Senior Vice President, Secretary/Treasurer
700 South Federal Hwy.                                                 and Compliance Officer, Mackenzie Investment
Suite 300                                                              Management Inc. (2000-present); Senior Vice
Boca Raton, FL  33432                                                  President, Chief Financial Officer
Age:  55                                                               Secretary/Treasurer and Compliance Officer,
                                                                       Mackenzie Investment Management Inc.
                                                                       (1995-2000); Senior Vice President,
                                                                       Secretary/Treasurer, Compliance Officer and
                                                                       Clerk, Ivy Management, Inc. (1994-present);
                                                                       Senior Vice President, Secretary/Treasurer
                                                                       and Director, Ivy Mackenzie Distributors,
                                                                       Inc. (1994-present); Director, President and
                                                                       Chief Executive Officer, Ivy Mackenzie
                                                                       Services Corp. (1997-present); President and
                                                                       Director, Ivy Mackenzie Services Corp.
                                                                       (1996-1997); Secretary/Treasurer and
                                                                       Director, Ivy Mackenzie Services Corp.
                                                                       (1993-1996); Secretary/Treasurer, The
                                                                       Mackenzie Funds Inc. (1993-1995);
                                                                       Secretary/Treasurer, Mackenzie Series Trust
                                                                       (1994-1998); Secretary/Treasurer, Mackenzie
                                                                       Solutions (1999-2000).



                               COMPENSATION TABLE

                                    IVY FUND
                      (FISCAL YEAR ENDED DECEMBER 31, 1999)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                 TOTAL COMPENSA-TION
                                AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      FROM TRUST AND FUND
                            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON         COMPLEX PAID TO
     NAME, POSITION               TRUST          PART OF FUND EXPENSES        RETIREMENT              TRUSTEES*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

 John S. Anderegg, Jr.           $21,500                  N/A                     N/A                  $21,500
       (Trustee)

   James W. Broadfoot              $0                     N/A                     N/A                    $0
(Trustee and President)

    Paul H. Broyhill             $20,500                  N/A                     N/A                  $20,500
       (Trustee)


    Keith J. Carlson               $0                     N/A                     N/A                    $0
 (Trustee and Chairman)

    Stanley Channick             $21,500                  N/A                     N/A                  $21,500
       (Trustee)


     Roy J. Glauber              $21,500                  N/A                     N/A                  $21,500
       (Trustee)


     Dianne Lister                 $0                     N/A                     N/A                    $0
       (Trustee)


  Joseph G. Rosenthal            $21,500                  N/A                     N/A                  $21,500
       (Trustee)

  Richard N. Silverman           $21,500                  N/A                     N/A                  $21,500
       (Trustee)

    J. Brendan Swan              $21,500                  N/A                     N/A                  $21,500
       (Trustee)

    Edward M. Tighe              $1,000                   N/A                     N/A                  $1,000
       (Trustee)

   C. William Ferris               $0                     N/A                     N/A                    $0
      (Secretary/
       Treasurer)


*The Fund complex consists of Ivy Fund.


       To the knowledge of the Trust as of April 6, 2000, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

     Ivy Asia Pacific Fund, Northern Trust Custodian FBO W. Hall Wendel Jr., P.O. Box 92956 Chicago, IL 60675, owned of record 127,877.238 shares (34.67%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL Jacksonville, FL 32246, owned of record 57,697.052 shares (15.64%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 991,944.251 shares (13.33%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 88,810.181 shares (7.43%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 733,792.800 shares (25.95%);

     Ivy Global Natural Resources Fund, Carn & Co. 02087502 Riggs Bank TTEE FBO Yazaki Employee Savings and Retirement PL, Attn: Star Group, P.O. Box 96211 Washington, DC 20090-6211 owned of record 60,160.879 shares (9.99%);

     Ivy Growth with Income Fund, Amalgamated Bank of NY C/F TWU-NYC Private Bus Lines Pension Fund Amivest Corp Disc Invest Mgr., P.O. Box 370, Cooper Station New York, NY 10003, owned of record 268,780.923 shares (6.27%);

     Ivy International  Fund, Charles Schwab & Co. Inc. Reinvest Account,  Attn:
Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,648,661.843 shares (30.25%) and Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246, owned of record 6,025,817.607 (21.07%);

     Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246 owned of record 901,733.310 shares (32.27%);

     Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998 owned of record 19,811.507 shares (16.64%), Mackenzie Investment Management Inc., Attn:
Bev Yanowitch,Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432 owned of record 10,312.921 shares (8.66%,) Parker Hunter Inc.FBO Keshava Reddy MD Inc. Defined Benefit Pension Trust U/A DTD 2/1/80, 404 Wellington Ct., Venice, FL 34292-3157 owned of record 6,566.130 shares (5.51%), and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers,
Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 6,048.887 shares (5.08%);

         Ivy International Strategic Bond Fund, IBT Cust Money Purch PL FBO Frederic Neuburger, 25 Hanley Road, Liverpool, NY 13090, owned of record 877.125 shares (53.63%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 758.136 shares (46.35%);

     Ivy Money Market Fund, Donald Annino TTEE Pediatrician Inc. Target Benefit Pension Plan U/A DTD 10/31/87, 61 Oxford St., Winchester, MA 01890, owned of record 784,722.350 shares (5.36%);

     Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 South Federal Highway, Ste. 300, Boca Raton, FL 33432, owned of record 39,699.515 shares (32.28%) and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 15,899.843 shares (12.93%);

     Ivy US Emerging Growth Fund, F & Co. Inc. CUST FBO 401 K Plan, Attn: Russ Pollack ADM, 125 Broad Street, New York, NY 10004-2400, owned of record 115,590.121 shares (5.28%);

     Ivy South America Fund, FTC & Co. Attn: Datalynx #001, P.O. Box 173736, Denver, CO 80217-3736, owned of record 265,549.907 shares (60.24%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 23,189.803 (5.26%);

     Ivy  Developing   Markets  Fund,   Donaldson  Lufkin  Jenrette   Securities
Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 87,092.843 shares (13.93%);

     Ivy Global Science & Tech Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 65,806.720 shares (7.10%), Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 50,772.902 shares (5.48%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 49,811.577 shares (5.37%);

         CLASS B

Of the outstanding Class B shares of:

     Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 195,131.631 shares (41.83%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 1,408,235.680 shares (48.74%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 130,194.917 (17.21%);

     Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 226,089.602 shares (25.66%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 590,841.655 shares (29.21%);

     Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 58,255.711 shares (11.14%);

     Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 92,422.394 shares (33.65%);

     Ivy Global Science & Tech Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 144,773.250 shares (16.14%);

     Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 39,872.586 shares (9.24%);

     Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 180,275.987 shares (12.88%);

     Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,908,729.144 shares (46.00%);

     Ivy International II Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 4,765,693.148 shares (60.44%);

     Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%) and Parker Hunter Incorporated FBO Martha K Reddy Trustee U/A DTD 5/2/94 Martha K Reddy 1994 Living Trust Venice, FL 34292-3157, owned of record 10,022 shares (6.09 %);

     Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 33,931.288 shares (20.64%);

     Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 32,915.011 shares (22.07%) and Prudential Securities Inc. FBO Shargo International Trade Co., Attn: Yuriy Shargorodsky Pres., 49 Bruce Dr., Holland, PA 18966-2179, owned of record 20,520.944 shares (13.76%);

     Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 104,923.409 shares (14.26%);

         Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 403,099.962 shares (22.91%).

                  CLASS C

Of the outstanding Class C shares of:

     Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 32,150.765 shares (9.45%) and Robert M. Ahnert & Margaret A. Ahnert JT TWROS, 624 Flamingo Dr., Ft. Lauderdale, FL 33301, owned of record 17,623.011 shares (5.18%);

     Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 214,807.102 shares (55.38%);

     Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL ,Jacksonville, FL, owned of record 31,891.102 shares (38.76%);

     Ivy Developing Markets Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 74,441.265 shares (19.93%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 1,269,062.340 shares (45.54%);

     Ivy Global Fund, IBT CUST 403(B) FBO Mattie A Allen, 755 Selma PL., San Diego, CA 92114-1711, owned of record 3,312.662 shares (21.26%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,953.344 shares (18.96%), Salomon Smith Barney Inc., 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 1,148.182 shares (7.37%), Smith Barney Inc. 00112701249, 388 Greenwich Street, New York, NY owned of record 1,104.870 shares (7.09%), and Smith Barney Inc. 00107866133, 388 Greenwich
Street, New York, NY owned of record 952.492 shares (6.11%);

         Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,794.738 shares (35.64%), Salomon Smith Barney Inc. 00129805698, 333 West 34th St. - 3rd Floor, New York, NY 10001, owned of record 3,425.540 shares (11.30%), George I Kocerka & Mary L Kocerka TTEE U/A DTD Feb 11 1993, George I and Mary L Kocerka TR, 3391 Pinnacle CT., S. Palm Harbor, FL 34684-1771, owned of record 2,927.400 shares (9.66%), Alma R Buncsak TTEE of the Alma R Buncsak Rev Trust U/A/D 11-27-95, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 2,034.101 shares (6.71%) and Raymond James & Assoc. Inc. CSDN David C Johnson M/P, 1113 45th Ave NE, Saint Petersburg, FL 33703-5247, owned of record 1,748.252 shares (5.77%);

     Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith Inc. Mutual Fund Operations - Service Team, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 41,373.201 shares (10.50%);

         Ivy Growth Fund, IBT CUST IRA FBO Joseph L Wright ,32211 Pierce Street, Garden City, MI 48135, owned of record 4,651.187 shares (14.03%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 3,905.716 shares (11.78%), UMB Bank CUST IRA FBO Peter L Bognar, 17 Cordes Drive, Tonawanda, NY 14221, owned of record 3,729.271 shares (11.24%), May Ann Ash & Robert R Ash JT TEN 1119 Rundle St. Scranton, PA 18504, owned of record 2,642.230 shares (7.97%), and UMB CUST IRA FBO Ronald Wise, 45 Fordham, Buffalo, NY 14216, owned of record 2,041.275 shares (6.15%);

         Ivy Growth With Income Fund, A.G. Edwards & Sons Custodian For Diana H Pross Rollover IRA Account, 1705 S 170th ST, Omaha, NE 68130-1204, owned of record 5,125.948 shares (12.44%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 4,700.698 shares (11.41%), Anthony L Bassano & Marie E Bassano TTEES of the Anthony & Marie Bassano Trust U/A/D 05-25-99, 8934 Bari Court, Port Richey, FL 34668, owned of record 3,567.299 shares (8.66%), IBT CUST IRA FBO Vytautas Sniekus, 1250 E 276th St. Euclid, OH 44132, owned of record 2,946.753 shares (7.15%), Painwebber For The Benefit Of Painewebber CDN FBO Patricia Cramer Russell, P.O. Box 3321, Weehawken, NJ 07087-8154, owned of record 2,440.579 shares (5.92%), and IBT CUST 403 (B) FBO Carol E Greivell, 985 N Broadway #67, Depere, WI 54115, owned of record 2,344.830 shares (5.69%);

     Ivy International Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,653,544.169 shares (61.44%);

     Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 2,298,844.349 shares (66.03%);

     Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 69,403.361 shares (71.10%);

         Ivy Money Market Fund, IBT CUST R/O IRA FBO Virginia M Hambleton, 619 Winther Blvd. Nampa, ID 83651, owned of record 109,449.820 shares (12.67%), Painewebber For The Benefit of Bruce Blank, 36 Ridge Brook Lane Stamford, CT 06903, owned of record 108,553.810 shares (12.57%), IBT CUST R/O IRA FBO Kathryn Batko, 1823 S 139th St., Omaha, NE 68144, owned of record 82,615.230 shares (9.56%), Bear Stearns Securities Corp. FBO 486-89241-11, 1 Metrotech Center North, Brooklyn, NY 11201-3859, owned of record 82,615.230 shares (9.56%), Mary K Aistrope & Mary Sue Jenkins JT TEN, 1635 N. 106th Street, Omaha, NE 68114, owned of record 50,174.460 shares (5.80%), and Bear Stearns Securities Corp FBO 486-05954-14 1 Metrotech Center North Brooklyn, NY 11201-3859, owned of record 48,853.000 shares (5.65%);

         Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 10,984.712 shares (36.96%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 4,858.379 shares (16.34%), Painewebber For The Benefit Of Katherine R January, 101 North Upper Broadway 1906, Corpus Christi, TX 78401, owned of record 4,061.794 shares (13.66%), and First union Securities Inc. A/C 7341-7519 FBO Michele Sherman IRA, 111 East Kilbourn Avenue, Milwaukee, CA 91406-3636, owned of record 1,524.792 shares (5.13%);

         Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL, owned of record 10,242.265 shares (53.68%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 2,424.153 shares (12.70%), Susan L McGowan TTEE U/A DTD Oct 20 1998 Susan L McGowan Trust, 13440 Red Maple Circle North, Ft. Myers, FL 33903, owned of record 1,493.000 shares (7.82%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,133.787 shares (5.94%), and Edward R McGowan JR TTEE U/A DTD Oct 20, 1998 Edward McGowan Jr Trust, 13440 Red Maple Circle North, Ft. Myers, FL 33903, owned of record 1,124.801 shares (5.89%);

     Ivy US Blue Chip Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 11,952.636 shares (6.54%) and Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 10,199.831 shares (5.58%);

     Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 95,681.085 shares (28.55%);

CLASS I

Of the outstanding Class I shares of:

         Ivy European Opportunities Fund, NFSC FEBO # RAS-469041 NFSC/FMTC IRA FBO Charles Peavy, 2025 Eagle Nest Bluff, Lawrenceville, GA 30244, owned of record 615.012 shares (100%);

     Ivy International  Fund, Charles Schwab & Co. Inc. Reinvest Account,  Attn:
Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 389,576.275 shares (13.74%), State Street Bank TTEE FBO Allison Engines, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 327,350.589 shares (11.54%), Lynspen and Company For Reinvestment, P.O. Box 83084, Birmingham, AL 35283, owned of record 252,973.459 shares (8.92%), Harleysville Mutual Ins. Co/Equity, 355 Maple Ave., Harleysville, PA 19438, owned of record 191,304.895 shares (6.74%), Northern Trust Co. TTEE of The Great Lakes Chemical RTMT Trust A/C # 22-37152, P.O. Box 92956, 801 S. Canal St. C1S, Chicago, IL 60675-2956, owned of record 181,365.292 shares (5.98%), S. Mark Taper
Foundation, 12011 San Vincente Blvd., Ste 400, Los Angeles, CA 90049, owned of record 169,779.308 shares (5.98%), and Vanguard Fiduciary Trust Company FBO Investment & Employee Stock Ownership Plan of Avista Corp. # 92094, P.O. Box 2600, VM 613, Attn: Outside Funds, Valley Forge, PA 19482, owned of record 154,798.565 shares (5.45%);

                  ADVISOR CLASS

Of the outstanding Advisor Class shares of:

     Ivy Asia Pacific Fund, Brown Brothers Harriman & Co. CUST, International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 19,521.431 shares (73.06%), Brown Brothers Harriman & Co. CUST International Solutions V- Aggressive Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 5,387.835 shares (20.17%), Brown Brothers Harriman & Co. CUST International Solutions II - Balanced Growth, Attn:
Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 1,602.659 shares (6.00%);

         Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 8,890.147 shares (26.19%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 6,564.613 shares (19.34%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 5,383.304 shares (15.85%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,366.810 shares (6.97%);

     Ivy China Region Fund, Brown Brothers Harriman & Co. CUST International Solutions IV- Long Term Growth, Attn: Terron McGovern, 40 Water St. Boston, MA 02109, owned of record 32,622.646 shares (61.95%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,740.980 shares (18.49%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn:
Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 5,243.316 shares (9.95%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,240.952 shares (6.15%);

         Ivy Developing Markets Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 29,259.893 shares (56.59%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 15,597.547 shares (30.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 5,809.684 shares (11.23%);

     Ivy European Opportunities Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 857,967.359 shares (77.29%) and Pyramid I Limited Partnership C/O Roland Manarin, 11650 Dodge Rd., Omaha, NE 68154, owned of record 55,972.256 shares (5.04%);

         Ivy Global Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 12,646.539 shares (100%);

          Ivy Global Natural Resources Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 1,943.284 shares (66.05%), Donaldson Lufkin Jenrette Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 822.637 shares (27.96%), and Edward M. Tighe, P.O. Box 2160, Ft. Lauderdale, FL 33303, owned of record 175.788 shares (5.97%);

         Ivy Global Science & Tech Fund, Robert Chapin & Michelle Broadfoot TTEE Of The Nella Manes Trust U/A/D 04-09-92, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 3,345.624 shares (19.60%), Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,675.999 shares (9.81%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052 Jersey City, NJ 07303-9998, owned of record 1,061.784 shares (6.22%), and Michele C. Broadfoot, 117 Thatch Palm Cove, Boca Raton, FL 33432, owned of record 1,061.586 shares (6.21%);

         Ivy Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,148.030 shares (99.41%);

         Ivy Growth With Income Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 21,860.493 shares (100%);

     Ivy International Fund II, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 35,889.863 shares (24.70%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 26,271.557 shares (18.08%) and Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 23,078.909 shares (15.88%);

         Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd FL, Jacksonville, FL owned of record 16,327.134 shares (37.27%), Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 14,667.380 shares (33.48%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 9,262.050 shares (21.14%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,403.696 shares (5.48%);

     Ivy International Strategic Bond Fund, Mackenzie Investment Management Inc.
Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 106,161.036 shares (73.22%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,135.915 shares (16.64), Brown Brothers Harriman & Co. CUST International Solutions I - Conservative Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 7,998.962 shares (5.51%);

         Ivy Pan-Europe Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 24,337.774 shares (45.84%), Brown Brothers Harriman & Co. CUST International Solutions III - Moderate Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 11,445.187 shares (21.55), Charles Schwab & Co, Inc. Reinvest Account, Attn: Mutual Fund Dept., 101
Montgomery St. San Francisco, CA 94104, owned of record 8,210.454 shares (15.46%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 2,932.686 shares (5.52%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 2,826.147 shares (5.32%);

         Ivy South America Fund, Brown Brothers Harriman & Co. CUST International Solutions IV - Long Term Growth, Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 27,932.029 shares (88.16%), and Brown Brothers Harriman & Co. CUST International Solutions V - Aggressive Growth,
Attn: Terron McGovern, 40 Water Street, Boston, MA 02109, owned of record 3,526.236 shares (11.13%);

     Ivy US Blue Chip Fund, Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98, 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept, 101 Montgomery Street, San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%);

     Ivy US Emerging Growth Fund, NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 27,214.448 shares (63.24%), Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery Street, San Francisco, CA 94104, owned of record 8,850.972 shares (20.57%), Mackenzie Investment Management Inc., Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 50,392.878 shares (67.45%), NFSC FEBO # 279-055662 C. William Ferris/Michael Landry/Keith Carlson U/A 01/01/98 700 South Federal Highway, Boca Raton, FL 33432-6114, owned of record 19,514.840 shares (26.12%), and Charles Schwab & Co. Inc. Reinvest Account, Attn: Mutual Fund Dept., 101 Montgomery St. San Francisco, CA 94104, owned of record 4,144.193 shares (5.54%).


         As of April 6, 2000, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of each of the twenty-one Ivy funds that are series of the Trust, except that the Officers and Trustees of the Trust as a group owned 1.02% and 1.25% of Ivy European Opportunities Fund and Ivy Global Science & Technology Fund Class A shares, respectively, and 1.13%, 5.98%, 2.05% and 3.00% of Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, and Ivy US Emerging Growth Fund Advisor Class shares, respectively.

         PERSONAL INVESTMENTS BY EMPLOYEES OF IMI, IMDI AND THE TRUST. IMI, IMDI and the Trust have adopted a Code of Ethics and Business Conduct Policy (the "Code of Ethics"), which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule 17j-1 under the 1940 Act. The Code of Ethics permits employees of IMI, IMDI and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions. Among other things, the Code of Ethics, which applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions in certain securities may not be made, and requires the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions. Exceptions to certain provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.


                     INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides  business  management and investment  advisory services to the
Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"). MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Global Natural Resources Fund. IMI also currently acts as manager and investment adviser to the other series of Ivy Fund. IMI also provides business management services to Ivy Global Natural Resources Fund.

         The Agreement obligates IMI to make investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by each Fund and places orders with brokers or dealers who deal in such securities.

         Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to each Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by each Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with each Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law;
(6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

         Ivy Growth Fund Pays IMI a monthly fee for providing business management and investment advisory services that is equal, on an annual basis, to 0.85% of the first $350 million of the Fund's average net assets reduced to 0.75% on its average net assets in excess of $350 million.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid IMI fees of $2,794,304, $2,722,314 and $2,731,358, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $0 and $113,237, respectively.

         Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth with Income Fund paid IMI fees of $624,013, $702,361 and $674,369, respectively.

         Ivy US Blue Chip Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Fund's average net assets.

         During the fiscal years ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid IMI fees of $1,687 and $78,946, respectively. During the fiscal year ended December 31, 1998 and 1999, IMI reimbursed Fund expenses in the amount of $11,052 and $213,586, respectively.

         Ivy US Emerging Growth Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of the Fund's average net assets.

     During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid IMI fees of $973,756, $985,816 and $1,070,591, respectively.


         Under the Agreement, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums;
(9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and
(13) fees and expenses of membership in industry organizations.


         IMI currently limits the total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) of Ivy US Blue Chip Fund to an annual rate of 1.34% of the Fund's average net assets, which may lower each Fund's expenses and increase its yield.


         The Agreement will continue in effect with respect to each Fund from year to year, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) with respect to any Fund is presented to the shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of that Fund. See "Capitalization and Voting Rights."

         The Agreement may be terminated with respect to each Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

         IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the "Distribution Agreement"). IMDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized IMDI to accept on its behalf purchase and redemption orders. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's Net Asset Value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

         Pursuant  to a  Custodian  Agreement  with the  Trust,  Brown  Brothers
Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.


         During the fiscal year ended December 31, 1999, Ivy Growth Fund paid MIMI $113,237 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy Growth with Income Fund paid MIMI $98,036 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Blue Chip Fund paid MIMI $29,915 under the agreement.

         During the fiscal year ended December 31, 1999, Ivy US Emerging Growth Fund paid MIMI $100,632 under the agreement

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI located at Via Mizner Financial Plaza, Ste. 300, 700 S. Federal Hwy., Boca Raton, Florida, 33432, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C and Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Ivy US Blue Chip Fund pays a monthly fee at an annual rate of $10.25 per open Class I account. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $778,713. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy Growth with Income Fund totaled $250,101. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $17,901. Such fees and expenses for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $333,603. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of 0.10% of the Fund's average daily net asset value of its Class A, Class B, Class C, and Advisor Class shares. Ivy US Blue Chip Fund pays MIMI a monthly fee at the annual rate of 0.01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth Fund totaled $321,469. Such fees for the fiscal year ended December 31, 1999 for Ivy Growth with Income Fund totaled $89,916. Such fees for the fiscal year ended December 31, 1999 for Ivy US Blue Chip Fund totaled $10,526. Such fees for the fiscal year ended December 31, 1999 for Ivy US Emerging Growth Fund totaled $100,632.

AUDITORS

     PricewaterhouseCoopers LLP, independent public accountants,  located at 200
E. Las Olas Blvd., Ste. 1700, Ft. Lauderdale, Florida, 33301, has been selected as auditors for the Trust. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.


                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by any Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

         IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to the Funds or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth Fund paid brokerage commissions of $683,881, $907,345 and $739,391, respectively.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy Growth with Income Fund paid brokerage commissions of $155,283, $378,887 and $246,111, respectively.

         During the fiscal year ended December 31, 1998 and 1999, Ivy US Blue Chip Fund paid brokerage commissions of $1,806 and $19,700, respectively.

         During the fiscal years ended December 31, 1997, 1998 and 1999, Ivy US Emerging Growth Fund paid brokerage commissions of $583,738, $658,613 and $588,118, respectively.

         Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.


         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for that Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                        CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.


         The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. Pursuant to the declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size. The Trustees have authorized nineteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for the Funds, Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, as well as Class I shares for Ivy Bond Fund, Ivy Cundill Value Fund, Ivy European Opportunities Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund and Ivy US Blue Chip Fund and Ivy Next Wave Internet Fund.


         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                          SPECIAL RIGHTS AND PRIVILEGES

         The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.


     Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IMDI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy China Region Fund, Ivy Cundill Value Fund, Ivy Developing Markets Fund, Ivy European Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy International Strategic Bond Fund, Ivy Money Market Fund, Ivy Pan-Europe Fund, and Ivy South America Fund, and Ivy Next Wave Internet Fund (the other seventeen series of the Trust). (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class
I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

         As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

         Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

         Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

         An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

         With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

         Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement   Plan  New  Account  Fee           no  fee
         Retirement  Plan  Annual Maintenance  Fee     $10.00 per fund account

     For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

         The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

         INDIVIDUAL RETIREMENT ACCOUNTS: Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account.

         An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

         In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

         An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

         Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

         ROTH IRAS: Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

         An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

         QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

         In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

         A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

         Corporate   employers  may  also  adopt  the  Custodial  Agreement  and
Retirement   Plan  for  the  benefit  of  their  eligible   employees.   Similar
contribution and deduction rules apply to corporate employers.

         Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

         The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

DEFERRED   COMPENSATION   FOR  PUBLIC  SCHOOLS  AND   CHARITABLE   ORGANIZATIONS
("403(B)(7) ACCOUNT")

     Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3)
uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

SYSTEMATIC WITHDRAWAL PLAN

         An Advisor Class shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount - $50), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                                   REDEMPTIONS

         Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or
(iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.


         Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.


         The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in any Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by any Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of that Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. Each Fund's liabilities, if not identifiable as belonging to a particular class of that Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         A  security  listed or traded on a  recognized  stock  exchange  or The
Nasdaq Stock Market, Inc. ("Nasdaq") is valued at the security's last quoted sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the Calculated Mean.

         A debt security normally is valued on the basis of quotes obtained from at least two dealers (or one dealer who has made a market in the security) or pricing services that take into account appropriate valuation factors. Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value.

         An exchange-traded option is valued at the last sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last sale price on the other exchange(s). If there were no sales on any exchange, the option shall be valued at the Calculated Mean, if possible, and otherwise at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. An OTC option is valued at the last offering price, in the case of a written option, and the last bid price, in the case of a purchased option. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price.

         Securities and other assets for which market prices are not readily available are priced at their "fair value" as determined by IMI in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified below). If events materially affecting the value of a Fund's portfolio securities occur between the time when a foreign exchange closes and the time when that Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by IMI in accordance with procedures approved by the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of a Fund's Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by IMSC or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since each Fund normally invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares. The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

         The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by any Fund, which is taxed as ordinary income when distributed to shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Notwithstanding any of the foregoing, each Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of each Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
         Gains or losses attributable to fluctuations in exchange rates which occur between the time each Fund accrues receivables or liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. Each Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, each Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         Each  Fund  generally  will be  required  to  distribute  dividends  to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by that Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by that Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

         Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund.

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of each Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:                             P        =        a hypothetical
                          initial payment of $1,000 to purchase shares of a specific class

                 T    =  the average annual total return of shares of that class

                 n    =  the number of years

                                   ERV = the ending redeemable
                          value  of  a   hypothetical   $1,000
                          payment made at the beginning of the
                          period.

         For purposes of the above computation for each Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for each Fund do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

         In determining the average annual total return for a specific class of shares of each Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of each Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund.

     The Standardized Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 17.86% and 31.87%, respectively.

     The Standardized Return for the Advisor Class shares of Ivy Growth with Income Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 2.83% and 11.18%, respectively.

         The Standardized Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through and the one-year period ended December 31, 1999 was 20.95% and 15.89% . These figures reflect expense reimbursement. Without expense reimbursement, the Standardized Return would have been 18.20% and 13.80%.

     The Standardized Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through, and the one-year period ended, December 31, 1999 was 39.17% and 62.85%, respectively.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of each Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the same Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of each Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:   C    =   cumulative total return

                                     P        =        a hypothetical initial
                            investment of $1,000 to purchase shares of a specific class

                                     ERV  =  ending   redeemable
                            value:  ERV is the value, at the end
                            of  the  applicable   period,  of  a
                            hypothetical  $1,000 investment made
                            at the  beginning of the  applicable
                            period.

         The Cumulative Total Return for the Advisor Class shares of Ivy Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through and the one-year period ended December 31, 1999 was 31.60% and 31.78%, respectively.

         The Cumulative Total Return for the Advisor Class shares of Ivy Growth with Income Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through and the one-year period ended December 31, 1999 was 10.78% and 11.18%, respectively.

         The Cumulative Total Return for the Advisor Class shares of Ivy US Blue Chip Fund for the period from the date Advisor Class shares were first offered (November 2, 1998) through December 31, 1999 was 24.47% and 15.89%, respectively.

         The Cumulative Total Return for the Advisor Class shares of Ivy US Emerging Growth Fund for the period from the date Advisor Class shares were first offered (January 1, 1998) through and the one-year period ended December 31, 1999 was 85.28% and 62.85%, respectively.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding each Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

         Each Fund's Portfolio of Investments as of December 31, 1999, Statement of Assets and Liabilities as of December 31, 1999, Statement of Operations for the fiscal year ended December 31, 1999, Statement of Changes in Net Assets for the fiscal year ended December 31, 1999, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1999 Annual Report to shareholders, are incorporated by reference into this SAI.

                                   APPENDIX A

           DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND
              MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE

                        BOND AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).]

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                [IVY FUNDS LOGO]

                             IVY US BLUE CHIP FUND

OVERVIEW

We believe the Ivy US Blue Chip Fund benefited from rising equity prices during 1999. The Fund is invested primarily in high-quality, large-cap companies that hold leading positions in their industry or that we expect to be leaders in the future. The Ivy US Blue Chip Fund continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection.

         The manager of the Ivy US Blue Chip Fund makes no attempt to time the market. A key component of the investment strategy is to be fully invested at all times--ignoring short-term market volatility. Excess cash positions within the Fund are held to a minimum, typically less than 2%. There are no sector bets made by the Fund. The manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market as measured by the S&P 500 Index.

         The manager utilizes an equity style that is a blend of growth and value stocks. The Fund is invested in companies that history shows have a proven and consistent record of earnings profitability, but whose prices do not appear to the Fund manager to adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of its industry to account for normal cyclicality. In addition, the manager prefers companies that have a dominant market position with high-quality management.

         By following this investment philosophy and equity style, we believe the Ivy US Blue Chip Fund is well positioned for, and should benefit from, the long-term positive trends of the stock market.

MARKET COMMENTARY

The US stock market continued to perform well in 1999, extending its multi-year bull-market trend. After undergoing a brief correction in the fall, stocks surged in the final months of the year, propelled higher by technology companies. The NASDAQ Composite Index, the Dow Jones Industrial Average, and the Standard & Poor's 500 Index all closed the year at all-time highs. The performance of the NASDAQ Composite was so strong that it generated the highest return of any US index in the 20th century, ending the year up an impressive 85.6%. During the year, the Dow Jones Industrial
Average moved well past 10,000, ending the year up 25.22% at 11,497.12. Within this environment, the Ivy US Blue Chip Fund was up 15.35%. (For the Fund's total return with sales charge and performance commentary, please refer to page 3.)

         The Ivy US Blue Chip Fund benefited from this market strength. The Fund invested in a number of high-quality, large-capitalization stocks, such as General Electric, that performed well and are members of one or more of the popular averages. In addition, technology stocks were particularly strong in 1999. Given the Fund manager's belief in diversification across all major sectors, the Fund held positions in technology companies like Intel and Sun Microsystems, which performed well in 1999.

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

December 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE LOGO]

2


INVESTORS SHED MARKET CONCERNS.

It appears that many of the concerns expressed by investors early in 1999 dissipated as the year progressed. Our research confirms that earnings growth did not slow, narrow market participation broadened, and weakness in foreign economies did not cause the US economy to slow. In fact, we believe the strength in the US economy and US stock market served to bolster overseas economies and markets. Our analysis indicates that the fear of deflation disappeared, the fear of a financial market collapse was replaced by the fear of a possible financial market bubble, and the fear of Y2K proved to be overblown. And, once again, fear that the market was overvalued, which we believe has existed since the Dow passed 6,000, was proven to be unfounded.

WE BELIEVE EXPERIENCED INVESTORS KNOW THAT IT IS BEST TO KEEP FOCUSED ON THE LONG-TERM TREND OF THE MARKET AND TO VIEW CORRECTIONS AS MAJOR BUYING OPPORTUNITIES THAT MAY ENHANCE LONG-TERM RETURNS.

         During the year, long-term interest rates rose as the Federal Reserve increased short-term interest rates three times. Although these increases did not derail the market averages, interest-rate-sensitive stocks performed poorly, including many banks and insurance companies. The Fund was exposed to the finance sector through investments in companies like Chase Manhattan and Mellon Financial. Although we believe these to be high-quality finance companies, they performed poorly, which according to our research was in line with the rest of the sector. We believe that the sector will recover when interest rates begin to decline.

         In 1999, the investment community began to focus on the upcoming presidential election and its possible impact on the market. According to our research, one sector that was particularly hurt by the political situation was healthcare. We believe that investors became concerned that political candidates would urge medical cost-controls. The Fund was exposed to the healthcare sector through investments in Merck and Bristol-Myers Squibb. Although we believe these to be high-quality healthcare companies, they performed poorly along with the rest of the sector. We believe that the long-term prospects for healthcare companies are particularly strong given the demographics in the US and the aging of the baby boomers.

         Oil prices rose sharply in 1999, causing many energy-related companies to do well. The Fund was exposed to this area through investments in high-quality companies such as Exxon Mobil Corp.

         There is an old market adage that states "the market likes to climb a wall of worry." Looking back, that appears to be what the market did in 1999 and it seems the investment community has given birth to new fears. We now witness the fear of an overheated economy, the fear of inflation, and the fear of higher interest rates. We believe that any one of these concerns can easily cause the market to correct 10% or more, and that the investment landscape is filled with unsuccessful investors who tried to time the short-term movements of the market. We believe it is best to keep focused on the long-term trend of the market and to view corrections as major buying opportunities that may enhance long-term returns.

LOOKING AHEAD.

In our view, long-term investors have many reasons to remain optimistic. We believe the threat of a significant rise in inflation is fairly remote. Inflation is a monetary phenomenon caused by too much money chasing too few goods. In our view, the productive capacity of the United States should not have a problem producing sufficient goods to meet expanding demand and that world economies are awash in excess capacity. Moreover, according to our research, monetary growth in the US, as measured by high-powered bank reserves, indicates that inflation is likely to remain under control. We believe the recent rise in interest rates may easily reverse once the markets accept and reflect a low inflation environment.

         We expect that the economy will continue to grow and will soon mark the longest uninterrupted period of expansion in US history. This may result in further growth of corporate profits. Over the long term, we believe that higher earnings should be reflected in higher stock prices. Finally, the demographics in the US can be a powerful force that, in our view, could lead to higher stock prices. We continue to believe that the increasing need for baby boomers to plan and invest for retirement should provide a significant positive influence on the financial markets, particularly on stock prices.

PERFORMANCE COMPARISON OF THE FUND SINCE
INCEPTION (11/98) OF A $10,000 INVESTMENT

                                    [CHART]

IVY US BLUE CHIP FUND
PERFORMANCE COMMENTARY

For the 12 months ended December 31, 1999, the Ivy US Blue Chip Fund returned 15.35%. Relative to the S&P 500 Index, an unmanaged index of stocks, the Ivy US Blue Chip Fund underperformed the Index, which returned 21.10% for the same time period. We believe this underperformance was primarily due to the Fund's first quarter 1999 underexposure to certain technology issues that fueled the S&P 500's strong performance throughout the year. Although the Ivy US Blue Chip Fund increased its exposure to these companies during the year, the early underexposure hurt its overall performance relative to the S&P 500. The Fund's exposure to the financial sector, which we believe was hurt by rising interest rates, and the out-of-favor healthcare sector, particularly pharmaceuticals, also may have contributed to its underperformance relative to the S&P 500.

The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.


                                  Class A(1)             Class B(2)  &  C(3)                  Advisor Class(4)       Class I(5)
IVY US BLUE CHIP FUND          ---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN      w/       w/o            w/                  w/o                w/       w/o        w/       w/o
FOR PERIODS ENDING             Reimb.    Reimb.        Reimb.               Reimb.            Reimb.    Reimb.     Reimb.   Reimb.
DECEMBER 31, 1999                                  w/         w/o       w/         w/o
                                                  CDSC        CDSC     CDSC        CDSC
                                                 --------------------------------------
                                                    B:          B:       B:         B:
                                                   9.74%      14.74%     8.05%      13.05%
                                                    C:          C:       C:         C:
1 year                          8.71%    7.11%    13.84%      14.84%    12.05%      13.05%      15.89%      13.80%   n/a      n/a
-----------------------------------------------------------------------------------------------------------------------------------
                                                    B:          B:       B:         B:
                                                  13.28%      16.68%    10.99%      14.33%
                                                    C:          C:       C:         C:
Since Inception(6)              14.29%   12.00%   16.76%      16.76%    14.37%      14.37%      20.95%      18.20%   n/a      n/a
-----------------------------------------------------------------------------------------------------------------------------------

(1)Class A performance figures include the maximum sales charge of 5.75%.

(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.

(6)Class A and Advisor Class commenced operations November 2, 1998; Class B and Class C commenced operations November 6, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Blue Chip Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

4

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 98.72%         SHARES      VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 3.96%
Georgia-Pacific Group...................  4,000    $   203,000
PPG Industries, Inc.....................  3,200        200,200
Praxair, Inc............................  4,200        211,312
                                                   -----------
                                                       614,512
                                                   -----------
CAPITAL GOODS -- 9.40%
Briggs & Stratton Corporation...........  3,000        160,875
Emerson Electric Co.....................  3,250        186,469
General Electric Company................  4,100        634,475
Honeywell International Inc.............  4,312        248,749
United Technologies Corporation.........  3,500        227,500
                                                   -----------
                                                     1,458,068
                                                   -----------
CONSUMER CYCLICALS -- 9.01%
Gap, Inc. (The).........................  3,000        138,000
General Motors Corporation..............  3,200        232,600
Home Depot, Inc.........................  3,300        226,256
Lowe's Companies, Inc...................  3,800        227,050
May Department Stores Company, (The)....  3,000         96,750
Tommy Hilfiger Corporation(a)...........  6,800        158,525
Wal-Mart Stores, Inc....................  4,600        317,975
                                                   -----------
                                                     1,397,156
                                                   -----------
CAPITAL STAPLES -- 9.66%
Anheuser-Busch Companies, Inc...........  3,350        237,431
Colgate-Palmolive Company...............  3,850        250,250
General Mills, Inc......................  4,500        160,875
H.J. Heinz Company......................  3,800        151,287
Kimberly-Clark Corporation..............  3,700        241,425
PepsiCo, Inc............................  4,000        141,000
Sara Lee Corporation....................  6,800        150,025
Wm. Wrigley Jr. Company.................  2,000        165,875
                                                   -----------
                                                     1,498,168
                                                   -----------
ENERGY -- 6.23%
Atlantic Richfield Company (ARCO).......    600         51,900
Chevron Corporation.....................  2,200        190,575
Exxon Mobil Corporation.................  4,660        375,421
Royal Dutch Petroleum -- NY Shares......  2,800        169,225
Texaco Inc..............................  3,300        179,231
                                                   -----------
                                                       966,352
                                                   -----------
FINANCIAL SERVICES -- 13.55%
American International Group, Inc.......  1,400        151,375
Bank of America Corporation.............  3,950        198,241
Bank of New York Company, Inc., (The)...  4,900        196,000
Chase Manhattan Corporation, (The)......  2,500        194,219
Fannie Mae..............................  2,800        174,825
Mellon Financial Corporation............  6,000        204,375
Merrill Lynch & Co., Inc................  2,750        229,625
Morgan Stanley Dean Witter & Co.........  2,250        321,187
State Street Corporation................  3,100        226,494
Wells Fargo Corporation.................  5,100        206,231
                                                   -----------
                                                     2,102,572
                                                   -----------
HEALTHCARE -- 9.90%
Abbott Laboratories.....................  2,800        101,675
Bristol-Myers Squibb Company............  4,500        288,844

--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
--------------------------------------------------------------
Eli Lilly and Company...................  4,250    $   282,625
Johnson & Johnson.......................  2,500        232,812
Merck & Co., Inc........................  4,250        285,016
Pfizer Inc..............................  2,500         81,094
Schering-Plough Corporation.............  6,250        263,672
                                                   -----------
                                                     1,535,738
                                                   -----------
TECHNOLOGY -- 27.14%
Adobe Systems Incorporated..............  1,100         73,975
Altera Corporation(a)...................  2,500        123,906
Applied Materials, Inc.(a)..............  1,750        221,703
Cisco Systems, Inc.(a)..................  3,700        396,363
Dell Computer Corporation(a)............  3,600        183,600
EMC Corporation(a)......................  1,600        174,800
Hewlett-Packard Company.................  1,400        159,512
Intel Corporation.......................  5,600        460,950
International Business Machines Corp....  3,000        324,000
Lucent Technologies Inc.................  3,850        288,028
Microsoft Corporation(a)................  5,350        624,612
Nasdaq-100 Shares(a)....................  1,750        319,813
Nortel Networks Corporation(b)..........  1,600        161,600
Novellus Systems, Inc.(a)...............    500         61,266
Sun Microsystems, Inc.(a)...............  3,700        286,519
Texas Instruments Inc...................  2,100        203,438
Xilinx, Inc.(a).........................  3,200        145,500
                                                   -----------
                                                     4,209,585
                                                   -----------
UTILITIES -- 9.87%
ALLTEL Corporation......................  2,600        214,987
AT&T Corporation........................  5,600        284,200
Bell Atlantic Corporation...............  3,800        233,937
BellSouth Corporation...................  4,900        229,381
MCI WorldCom, Inc.(a)...................  3,000        159,188
MediaOne Group, Inc.(a).................  2,000        153,625
SBC Communications Inc..................  5,250        255,938
                                                   -----------
                                                     1,531,256
                                                   -----------
TOTAL INVESTMENTS -- 98.72%
  (Cost -- $13,485,629)(c)..............            15,313,407
OTHER ASSETS, LESS LIABILITIES -- 1.28%                198,601
                                                   -----------
NET ASSETS -- 100%......................           $15,512,008
                                                   ===========
NY Shares -- New York Shares
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $ 2,203,546
    Gross unrealized depreciation...............      (375,768)
                                                   -----------
        Net unrealized appreciation.............   $ 1,827,778
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $19,467,938 and $8,095,654,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $13,485,629)......  $15,313,407
Cash........................................................      480,628
Receivables
  Fund shares sold..........................................        6,515
  Dividends and interest....................................       10,218
  Manager for expense reimbursement.........................       18,353
Other assets................................................        5,841
                                                              -----------
  Total assets..............................................   15,834,962
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      284,128
  Fund shares repurchased...................................        2,929
  Management fee............................................        9,504
  12b-1 service and distribution fees.......................        9,865
  Other payables to related parties.........................        6,413
Accrued expenses............................................       10,115
                                                              -----------
  Total liabilities.........................................      322,954
                                                              -----------
NET ASSETS..................................................  $15,512,008
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($3,352,786/272,114 shares outstanding)...................  $     12.32
                                                              ===========
Maximum offering price per share ($12.32 x 100/94.25)*......  $     13.07
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($8,742,297/711,563 shares outstanding).............  $     12.29
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,497,324/203,086 shares outstanding).............  $     12.30
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($919,601/74,461 shares outstanding)................  $     12.35
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $13,863,713
  Accumulated net realized loss on investments..............     (179,483)
  Net unrealized appreciation on investments................    1,827,778
                                                              -----------
NET ASSETS..................................................  $15,512,008
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

6

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................            $  136,175
  Interest..................................................                 5,123
                                                                        ----------
                                                                           141,298
                                                                        ----------
EXPENSES
  Management fee............................................  $78,946
  Transfer agent............................................   17,901
  Administrative services fee...............................   10,526
  Custodian fees............................................   23,748
  Blue Sky fees.............................................   28,050
  Auditing and accounting fees..............................   15,331
  Shareholder reports.......................................    6,031
  Amortization of deferred offering costs...................   88,584
  Fund accounting...........................................   29,915
  Trustees' fees............................................    9,240
  12b-1 service and distribution fees.......................   80,833
  Legal.....................................................   25,639
  Other.....................................................      704
                                                                        ----------
                                                                           415,448
Expenses reimbursed by Manager..............................              (213,586)
                                                                        ----------
      Net expenses..........................................               201,862
                                                                        ----------
NET INVESTMENT LOSS.........................................               (60,564)
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments..........................              (169,569)
  Net change in unrealized appreciation on investments......             1,730,573
                                                                        ----------
      Net gain on investment transactions...................             1,561,004
                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $1,500,440
                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE PERIOD
                                                                FOR THE      NOVEMBER 2, 1998
                                                               YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
                                                              --------------------------------
                                                                  1999             1998
                                                              --------------------------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (60,564)      $     (195)
  Net realized loss on investments..........................     (169,569)          (9,914)
  Net change in unrealized appreciation on investments......    1,730,573           97,205
                                                              -----------       ----------
      Net increase resulting from operations................    1,500,440           87,096
                                                              -----------       ----------
Dividends to shareholders from net investment income
  Class A...................................................      (18,102)              --
  Class B...................................................       (7,134)              --
  Class C...................................................       (2,157)              --
  Advisor Class.............................................       (7,101)              --
                                                              -----------       ----------
      Total distributions to shareholders...................      (34,494)              --
                                                              -----------       ----------
Fund share transactions (Note 4)
  Class A...................................................    2,307,988          702,150
  Class B...................................................    6,883,607        1,021,585
  Class C...................................................    2,161,639          108,021
  Advisor Class.............................................      273,966          500,010
                                                              -----------       ----------
      Net increase resulting from Fund share transactions...   11,627,200        2,331,766
                                                              -----------       ----------
TOTAL INCREASE IN NET ASSETS................................   13,093,146        2,418,862
NET ASSETS
  Beginning of period.......................................    2,418,862               --
                                                              -----------       ----------
  END OF PERIOD.............................................  $15,512,008       $2,418,862
                                                              ===========       ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --       $    3,885
                                                              ===========       ==========

    The accompanying notes are an integral part of the financial statements.

8

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 2, 1998
                                                                  ended         (commencement)
                          CLASS A                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.74          $  10.00
                                                              ------------------------------------
  Income from investment operations
  Net investment (loss) income(a)...........................         (.01)               --(b)
  Net gains on securities (both realized and unrealized)....         1.66               .74(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.65               .74
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .07                --
                                                              ------------------------------------
    Total distributions.....................................          .07                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.32          $  10.74
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        15.35(c)           7.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  3,353          $    726
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         1.46              1.43(e)
  Without expense reimbursement (%).........................         3.49              6.34(e)
Ratio of net investment (loss) income to average net assets
  (%)(a)....................................................         (.12)              .02(e)
Portfolio turnover rate (%).................................           80                 3

--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 6, 1998
                                                                  ended         (commencement)
                          CLASS B                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.72          $  10.30
                                                              ------------------------------------
  Income from investment operations
  Net investment loss(a)....................................         (.07)             (.01)(b)
  Net gains on securities (both realized and unrealized)....         1.65               .43(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.58               .42
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .01                --
                                                              ------------------------------------
    Total distributions.....................................          .01                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.29          $  10.72
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        14.74(c)           4.08(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  8,742          $  1,047
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         2.15              2.13(e)
  Without expense reimbursement (%).........................         4.18              7.04(e)
Ratio of net investment loss to average net assets (%)(a)...         (.81)             (.68)(e)
Portfolio turnover rate (%).................................           80                 3

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 6, 1998
                                                                  ended         (commencement)
                          CLASS C                              December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.72          $  10.30
                                                              ------------------------------------
  Income from investment operations
  Net investment loss(a)....................................         (.07)             (.01)(b)
  Net gains on securities (both realized and unrealized)....         1.66               .43(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.59               .42
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .01                --
                                                              ------------------------------------
    Total distributions.....................................          .01                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.30          $  10.72
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        14.84(c)           4.08(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $  2,497          $    110
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         2.08              2.22(e)
  Without expense reimbursement (%).........................         4.11              7.13(e)
Ratio of net investment loss to average net assets (%)(a)...         (.74)             (.77)(e)
Portfolio turnover rate (%).................................           80                 3

--------------------------------------------------------------------------------

                                                                                for the period
                                                               for the year    November 2, 1998
                                                                  ended         (commencement)
                       ADVISOR CLASS                           December 31,    to December 31,
----------------------------------------------------------------------------------------------------
                                                                   1999              1998
SELECTED PER SHARE DATA                                       --------------------------------------
Net asset value, beginning of period........................     $  10.74          $  10.00
                                                              ------------------------------------
  Income from investment operations
  Net investment income(a)..................................          .02               .01(b)
  Net gains on securities (both realized and unrealized)....         1.69               .73(b)
                                                              ------------------------------------
  Total from investment operations..........................         1.71               .74
                                                              ------------------------------------
  Less distributions
  Dividends from net investment income......................          .10                --
                                                              ------------------------------------
    Total distributions.....................................          .10                --
                                                              ------------------------------------
Net asset value, end of period..............................     $  12.35          $  10.74
                                                              ------------------------------------
                                                              ------------------------------------
Total return (%)............................................        15.89(c)           7.40(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $    920          $    537
Ratio of expenses to average net assets
  With expense reimbursement (%)............................         1.10              1.08(e)
  Without expense reimbursement (%).........................         3.13              5.99(e)
Ratio of net investment income to average net assets
  (%)(a)....................................................          .24               .37(e)
Portfolio turnover rate (%).................................           80                 3

  (a) Net investment       (b) Based on average     (c) Total return does    (d) Total return         (e) Annualized
  income (loss) is net     shares outstanding.      not reflect a sales      represents aggregate
  of expenses                                       charge.                  total return and does
  reimbursed by                                                              not reflect a sales
  Manager.                                                                   charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

10

NOTES TO FINANCIAL STATEMENTS

Ivy US Blue Chip Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax-basis capital loss carryover of approximately $125,000 as of December 31,1999, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires in 2007.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and capital gains, if any, are declared in December.

DEFERRED OFFERING COSTS -- Offering costs were amortized over the one year period which began November 6, 1998, the date the Fund commenced operations.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible deferred offering costs. As a result, Net investment loss and Net realized loss on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI limits the Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.15% of its average net assets.

MIMI, of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1999, MIMI owned 4.0% of the Fund's shares outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              11

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $8,970.

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $5,576, $57,173 and $18,084, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $5,146, $9,956, $1,845 and $954, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS
Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 2, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS A          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    281,189   $ 3,172,160      67,905   $   705,555
Issued on
 reinvestment
 of distributions....      1,246        15,288          --            --
Repurchased..........    (77,902)     (879,460)       (324)       (3,405)
                       ---------   -----------   ---------   -----------
Net increase.........    204,533   $ 2,307,988      67,581   $   702,150
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 6, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS B          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    678,732   $ 7,639,044      97,672   $ 1,021,966
Issued on
 reinvestment
 of distributions....        483         5,908          --            --
Repurchased..........    (65,287)     (761,345)        (37)         (381)
                       ---------   -----------   ---------   -----------
Net increase.........    613,928   $ 6,883,607      97,635   $ 1,021,585
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 6, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
       CLASS C          SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................    225,883   $ 2,547,834      10,223   $   108,031
Issued on
 reinvestment
 of distributions....        163         1,994          --            --
Repurchased..........    (33,182)     (388,189)         (1)          (10)
                       ---------   -----------   ---------   -----------
Net increase.........    192,864   $ 2,161,639      10,222   $   108,021
                       =========   ===========   =========   ===========

                                                     FOR THE PERIOD
                                                    NOVEMBER 2, 1998
                             YEAR ENDED              (COMMENCEMENT)
                          DECEMBER 31, 1999       TO DECEMBER 31, 1998
------------------------------------------------------------------------
    ADVISOR CLASS       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------
Sold.................     29,163   $   329,193      50,001   $   500,010
Issued on
 reinvestment
 of distributions....        577         7,101          --            --
Repurchased..........     (5,280)      (62,328)         --            --
                       ---------   -----------   ---------   -----------
Net increase.........     24,460   $   273,966      50,001   $   500,010
                       =========   ===========   =========   ===========

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY US BLUE CHIP FUND
--------------------------------------------------------------------------------

12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY US BLUE CHIP FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period November 2, 1998 (commencement of operations) through December 31, 1998, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

---------------------------------------------------
NOMINEE:                         FOR:     WITHHOLD:
---------------------------------------------------
James W. Broadfoot............  602,735    26,261
Keith J. Carlson..............  602,735    26,261
Stanley Channick..............  602,735    26,261
Roy J. Glauber................  602,735    26,261
Edward M. Tighe...............  602,735    26,261

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

-----------------------------
  FOR:    AGAINST:   ABSTAIN:
-----------------------------
594,072    6,681      28,243

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
491,431    13,881     38,206      85,477

3.2 BORROWING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
488,818    16,409     38,292      85,477

3.3 SENIOR SECURITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.4 UNDERWRITING:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.5 REAL ESTATE:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
494,415    11,330     37,773      85,477

3.6 COMMODITIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,896    11,330     38,292      85,477

3.7 LOANS:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
494,415    11,330     37,773      85,477

3.8 CONCENTRATION:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
493,606    12,139     37,773      85,477

3.9 OTHER POLICIES:

-------------------------------------------
                                BROKER NON-
  FOR:    AGAINST:   ABSTAIN:     VOTES:*
-------------------------------------------
490,293    15,020     38,205      85,477

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

02IBCF123199

                                [IVY FUNDS LOGO]

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

IVY MANAGEMENT, INC.
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida 33432-6139
800.456.5111

DECEMBER 31, 1999

BOARD OF TRUSTEES
John S. Anderegg, Jr.
James W. Broadfoot
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Dianne Lister
Roy J. Glauber
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan
Edward M. Tighe

OFFICERS
Keith J. Carlson, Chairman
James W. Broadfoot, President
C. William Ferris, Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, Massachusetts

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, Massachusetts

TRANSFER AGENT
Ivy Mackenzie Services Corp.
PO Box 3022
Boca Raton, Florida 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Ft. Lauderdale, Florida

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
Via Mizner Financial Plaza
700 South Federal Highway, Suite 300
Boca Raton, Florida 33432-6139
800.456.5111

[MACKENZIE]

                          IVY GROWTH WITH INCOME FUND

OVERVIEW

We believe the Ivy Growth with Income Fund benefited from rising equity prices during 1999. The Fund is invested primarily in high-quality, large-cap companies that hold leading positions in their industry, or which we expect to be leaders in the future. The Ivy Growth with Income Fund continues to be managed in accordance with a disciplined investment philosophy, the key to which is stock selection.

         The manager of the Ivy Growth with Income Fund makes no attempt to time the market, preferring to have the Fund remain fully invested at all times, while ignoring short-term market volatility. Excess cash positions within the Fund are held to a minimum, typically less than 2%. There are no sector bets made by the Fund. The manager divides the stock market into nine broad economic sectors, and the weightings within the Fund approximate the weighting of each sector within the market as represented by the S&P 500 Index.

         The manager utilizes an equity style that is a blend of growth and value stocks. The Fund tends to be invested in companies that have a proven and consistent record of earnings profitability, but whose prices do not appear to the Fund manager to adequately reflect the underlying profitability of the companies. The profitability of each company is compared to the patterns of its industry to account for normal cyclicality. In addition, the manager prefers companies that have a dominant market position with high-quality management.

         By following this investment philosophy and equity style, we believe the Ivy Growth with Income Fund is well positioned for, and should benefit from, the long-term positive trends of the stock market.

         For the 12 months ended December 31, 1999, the Ivy Growth with Income Fund was up 10.98%, as compared to the S&P 500 Index, which returned 21.10% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to page 4.)

MARKET COMMENTARY

The US stock market continued to perform well in 1999, extending its multi-year bull market trend. After undergoing a brief correction in the fall, stocks surged in the final months of the year, propelled higher by technology companies. The NASDAQ Composite Index, the Dow Jones Industrial Average, and the S&P 500 Index all closed the year at all-time highs. The performance of the NASDAQ Composite was so strong that it generated the highest return of

2


any US index in the 20th century, ending the year up an impressive 85.6%. During the year, the Dow Jones Industrial Average moved well past 10,000, ending the year up 25.22% at 11,497.12.

         The Ivy Growth with Income Fund benefited from this market strength. The Fund invested in a number of high-quality, large-capitalization stocks, such as General Electric, that our research confirms performed well and are members of one or more of the popular averages. In addition, technology stocks were particularly strong in 1999. Given the Fund manager's belief in diversification across all major sectors, the Fund was exposed to technology and held positions in large-capitalization companies like Intel and Sun Microsystems, as well as some mid-cap companies such as Altera and Xilinx that, according to our research, performed well in 1999.

         "WE BELIEVE EXPERIENCED INVESTORS KNOW THAT IT IS BEST TO KEEP FOCUSED ON THE LONG-TERM TREND OF THE MARKET AND TO VIEW CORRECTIONS AS MAJOR BUYING OPPORTUNITIES THAT MAY ENHANCE LONG-TERM RETURNS."

INVESTORS SHED MARKET CONCERNS.

It appears that many of the concerns expressed by investors early in 1999 dissipated as the year progressed. Our research indicates that earnings growth did not slow, narrow market participation broadened, and weakness in foreign economies did not cause the US economy to slow. In fact, we believe the strength in the US economy and US stock market served to bolster overseas economies and markets. Our further analysis indicates that the fear of deflation disappeared, the fear of a financial market collapse was replaced by the fear of a possible financial market bubble, and the fear of Y2K proved to be overblown. And, once again, it appears that the fear of overvaluation, which we believe has existed since the market passed 6,000, was unfounded.

         During the year, long-term interest rates rose and the Federal Reserve increased short-term rates three times. Although these increases did not derail the market averages, our research confirms that interest-rate-sensitive stocks performed poorly, as did mid-cap financial companies, such as banks and insurance companies. The Fund had investments in mid-capitalization companies like Comerica and First Tennessee. Although we believe these are high-quality, mid-cap finance companies, they performed poorly along with the rest of the sector. We believe that the sector will recover when interest rates begin to decline.

         In our view, in 1999 the investment community began to focus on the upcoming presidential election and its possible impact on the market. According to our research, one sector that was particularly hurt by the political situation was healthcare. We believe that investors became concerned that political candidates would urge medical cost controls. The Fund was exposed to the healthcare sector through investments in Merck and Bristol-Myers Squibb. Although we believe these to be high-quality healthcare companies, our research indicates that they performed poorly along with the rest of the sector. We believe that the long-term prospects for healthcare companies are particularly strong given the demographics in the US and the aging of the baby boomers.

         Oil prices rose sharply last year, which caused the stock of many energy-related companies to do well. The Fund was exposed to this area through investments in high-quality companies such as Exxon Mobil Corp., as well as some smaller companies such as Noble Drilling.

         There is an old market adage that states "the market likes to climb a wall of worry." Looking back, that appears to be what the market did in 1999. We believe that the investment community has now given birth to new fears. We now witness the fear of an overheated economy, the fear of inflation, and the fear of higher interest rates. While we believe that any one of these concerns can easily cause the market to correct 10% or more, it is important to note that the investment landscape is filled with unsuccessful investors who tried to time the short-term movements of the market. We believe that it is best to keep focused on the long-term trend of the market and to view corrections as major buying opportunities that may enhance long-term returns.

LOOKING AHEAD.

In our view, long-term investors have many reasons to remain optimistic. We believe the threat of a significant rise in inflation is fairly remote. Inflation is a monetary phenomenon caused by too much money chasing too few goods. In our view, the productive capacity of the United States should not have a problem producing goods to meet expanding demand, and we believe the world economies are awash in excess capacity. Moreover, monetary growth in the US, as measured by high-powered bank reserves, indicates that inflation should remain under control. We believe the recent rise in interest rates may easily reverse when the markets accept and reflect a low inflation environment.

         In our view, the economy will continue to grow and soon mark the longest uninterrupted period of expansion in US history. This may result in further growth of corporate profits. Over the long term, we believe that higher earnings and the demographics in the US could lead to higher stock prices. The increasing need for baby boomers to plan and invest for retirement should provide a significant positive influence on the financial markets, particularly on stock prices.

4


PERFORMANCE COMPARISON OF THE FUND SINCE
 INCEPTION (4/84) OF A $10,000 INVESTMENT


                                    [CHART]


IVY GROWTH WITH INCOME FUND
PERFORMANCE SUMMARY

For the 12 months ended December 31, 1999, the Ivy Growth with Income Fund returned 10.98% as compared to the S&P 500 Index, which returned 21.10% for the same period. The S&P 500 Index is oriented toward large-cap stocks, which our research showed was one of the best performing sectors of the market in 1999--especially those companies in the technology arena. The Ivy Growth with Income Fund consists of a combination of large- and mid-cap stocks. Over the last 12 months, mid-cap stocks did not perform as well as larger companies, as reflected by the S&P 400 Mid-Cap Index, which gained 14.72% over the same 12-month period. Therefore, in our view, the Fund's exposure to mid-cap companies, particularly mid-sized financial institutions, such as banks and insurance companies, contributed to the Fund's underperformance versus the S&P 500 Index. Moreover, the Fund was hurt by its exposure to large-cap healthcare companies.

The Lipper Average Growth and Income Fund represents performance of the average growth and income fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The S&P 500 Index and the S&P 400 Mid-Cap Index are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                     Class A(1)                 Class B(2)   &  C(3)                 Advisor Class(4)
IVY GROWTH WITH INCOME FUND       ---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN         w/       w/o               w/                 w/o                w/       w/o
FOR PERIODS ENDING                 Reimb.    Reimb.          Reimb.              Reimb.             Reimb.    Reimb.
DECEMBER 31, 1999                 ---------------------------------------------------------------------------------------
                                                           w/       w/o        w/          w/o
                                                          CDSC     CDSC       CDSC        CDSC
                                                         ----------------------------------------
                                                           B:       B:          B:          B:
                                                           5.14%   10.14%      5.14%      10.14%
                                                           C:       C:          C:          C:
1 year                             4.60%       4.60%       8.91%    9.91%      8.91%       9.91%      11.18%      11.18%
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          16.31%   16.53%     16.31%      16.53%
                                                           C:       C:          C:          C:
5 year                            16.02%      16.02%      n/a      n/a         n/a         n/a         n/a         n/a
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          n/a      n/a         n/a         n/a
                                                                    C:          C:          C:          C:
10 year                           12.71%      12.70%      n/a      n/a         n/a         n/a         n/a         n/a
-------------------------------------------------------------------------------------------------------------------------

                                                           B:       B:          B:          B:
                                                          12.72%   12.72%     12.72%      12.72%
                                                           C:       C:          C:          C:
Since Inception(5)                14.80%      14.80%      14.18%   14.18%     14.18%      14.18%       6.31%       6.31%
-------------------------------------------------------------------------------------------------------------------------

(1) Class A performance figures include the maximum sales charge of 5.75%.

(2) Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.

(3) Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.

(4) Advisor Class shares are not subject to an initial sales charge or a CDSC.

(5) Class A commenced operations April 1, 1984; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

    Total returns in some periods were higher due to reimbursement of certain Fund expenses.

    All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth with Income Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               5

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------------------------------------
      EQUITY SECURITIES -- 99.43%         SHARES      VALUE
--------------------------------------------------------------
BASIC INDUSTRIES -- 5.04%
Georgia-Pacific Group...................  27,500   $ 1,395,625
PPG Industries, Inc. ...................  15,000       938,438
Praxair, Inc. ..........................  40,000     2,012,500
                                                   -----------
                                                     4,346,563
                                                   -----------
CAPITAL GOODS -- 7.10%
Briggs & Stratton Corporation...........  29,000     1,555,125
General Electric Company................  17,500     2,708,125
Honeywell International Inc. ...........  20,625     1,189,805
Kaydon Corporation......................  25,000       670,313
                                                   -----------
                                                     6,123,368
                                                   -----------
CONSUMER DURABLES -- 2.09%
Armstrong World Industries, Inc. .......  17,500       584,063
Maytag Corporation......................  9,000        432,000
Whirlpool Corporation...................  12,000       780,750
                                                   -----------
                                                     1,796,813
                                                   -----------
CONSUMER CYCLICAL -- 7.37%
American Eagle Outfitters, Inc.(a)......  35,000     1,575,000
Circuit City Stores-Circuit City
  Group.................................  18,000       811,125
K-Mart Corporation......................  45,000       452,813
Lowe's Companies, Inc. .................  20,000     1,195,000
Tommy Hilfiger Corporation(a)...........  55,000     1,282,187
Wal-Mart Stores, Inc. ..................  15,000     1,036,875
                                                   -----------
                                                     6,353,000
                                                   -----------
CONSUMER STAPLES -- 7.04%
Anheuser-Busch Companies, Inc. .........  17,500     1,240,313
Colgate-Palmolive Company...............  20,000     1,300,000
Hasbro, Inc. ...........................  22,000       419,375
Kimberly-Clark Corporation..............  22,195     1,448,224
Wm. Wrigley Jr. Company.................  20,000     1,658,750
                                                   -----------
                                                     6,066,662
                                                   -----------
ENERGY -- 6.21%
Atlantic Richfield Company (ARCO).......  10,000       865,000
Chevron Corporation.....................  11,500       996,187
Exxon Mobil Corporation.................  11,221       903,992
Noble Drilling Corporation(a)...........  27,500       900,625
Texaco Inc..............................  17,500       950,469
Unocal Corporation......................  22,000       738,375
                                                   -----------
                                                     5,354,648
                                                   -----------
FINANCIAL SERVICES -- 16.79%
AMBAC Financial Group, Inc. ............  20,000     1,043,750
AmSouth Bancorporation..................  30,000       579,375
BB&T Corporation........................  20,000       547,500
Comerica Incorporated...................  27,500     1,283,906
Fannie Mae..............................  13,000       811,688
Federal Home Loan Mortgage
  Corporation...........................  12,500       588,281
First Tennessee National Corporation....  37,500     1,068,750
First Virginia Banks, Inc. .............  20,000       860,000
Legg Mason, Inc. .......................  28,500     1,033,125

--------------------------------------------------------------
           EQUITY SECURITIES              SHARES      VALUE
--------------------------------------------------------------
Lincoln National Corporation............  30,000   $ 1,200,000
Mellon Financial Corporation............  20,000       681,250
Mercantile Bankshares Corporation.......  37,500     1,197,656
Old Kent Financial Corporation..........  34,125     1,207,172
Paine Webber Group Inc. ................  40,000     1,552,500
Torchmark Corporation...................  28,000       813,750
                                                   -----------
                                                    14,468,703
                                                   -----------
HEALTHCARE -- 8.86%
Abbott Laboratories.....................  10,000       363,125
Biomet, Inc. ...........................  22,000       880,000
Bristol-Myers Squibb Company............  20,000     1,283,750
Eli Lilly and Company...................  20,000     1,330,000
Johnson & Johnson.......................  14,000     1,303,750
Merck & Co., Inc. ......................  18,000     1,207,125
Schering-Plough Corporation.............  30,000     1,265,625
                                                   -----------
                                                     7,633,375
                                                   -----------
TECHNOLOGY -- 29.28%
Adobe Systems Incorporated..............  18,000     1,210,500
Altera Corporation(a)...................  22,500     1,115,156
American Power Conversion
  Corporation(a)........................  65,000     1,714,375
Cisco Systems, Inc.(a)..................  17,500     1,874,687
Dionex Corporation(a)...................  27,500     1,132,656
Emerson Electric Co. ...................  7,500        430,313
Intel Corporation.......................  15,000     1,234,687
International Business Machines
  Corp. ................................  11,000     1,188,000
Lattice Semiconductor
  Corporation(a)........................  35,000     1,649,375
Linear Technology Corporation...........  14,000     1,001,875
LSI Logic Corporation(a)................  24,000     1,620,000
Lucent Technologies Inc. ...............  15,000     1,122,187
Microsoft Corporation(a)................  22,000     2,568,500
Nortel Networks Corporation(b)..........  10,000     1,010,000
Novellus Systems, Inc.(a)...............  14,000     1,715,438
Sun Microsystems, Inc.(a)...............  25,000     1,935,937
Vitesse Semiconductor
  Corporation(a)........................  27,500     1,442,031
Xilinx, Inc.(a).........................  28,000     1,273,125
                                                   -----------
                                                    25,238,842
                                                   -----------
UTILITIES -- 9.65%
ALLTEL Corporation......................  20,000     1,653,750
Bell Atlantic Corporation...............  20,000     1,231,250
BellSouth Corporation...................  10,000       468,125
DPL Inc.................................  70,000     1,211,875
MediaOne Group, Inc.(a).................  20,000     1,536,250
Montana Power Company (The).............  25,000       901,562
SBC Communications Inc. ................  27,000     1,316,250
                                                   -----------
                                                     8,319,062
                                                   -----------

    [IVY LEAF LOGO]
--------------------------------------------------------------------------------
    IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

6

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999

--------------------------------------------------------------
--------------------------------------------------------------
TOTAL INVESTMENTS -- 99.43%
  (Cost -- $63,089,399)(c)..............           $85,701,036
OTHER ASSETS, LESS LIABILITIES -- 0.57%                488,403
                                                   -----------
NET ASSETS -- 100%......................           $86,189,439
                                                   ===========
(a) Non-income producing security
(b) Foreign security
(c) Cost is approximately the same for Federal
    income tax purposes.

--------------------------------------------------------------
--------------------------------------------------------------
OTHER INFORMATION:
At December 31, 1999, net unrealized appreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...............   $24,065,047
    Gross unrealized depreciation...............    (1,453,410)
                                                   -----------
        Net unrealized appreciation.............   $22,611,637
                                                   ===========
Purchases and sales of securities other than short-term
obligations aggregated $72,616,634 and $90,297,328,
respectively, for the period ended December 31, 1999.

                     The accompanying notes are an integral
                       part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               7

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS
Investments, at value (identified cost -- $63,089,399)......  $85,701,036
Cash........................................................      601,060
Receivables
  Fund shares sold..........................................        2,886
  Dividends and interest....................................       76,881
Other assets................................................       23,921
                                                              -----------
  Total assets..............................................   86,405,784
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       83,939
  Management fee............................................       54,959
  12b-1 service and distribution fees.......................       29,454
  Other payables to related parties.........................       36,377
Accrued expenses............................................       11,616
                                                              -----------
  Total liabilities.........................................      216,345
                                                              -----------
NET ASSETS..................................................  $86,189,439
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($63,580,153/4,706,004 shares outstanding)................  $     13.51
                                                              ===========
Maximum offering price per share ($13.51 x 100/94.25)*......  $     14.33
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($21,749,637/1,644,950 shares outstanding)..........  $     13.22
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($484,489/37,014 shares outstanding)................  $     13.09
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($375,160/27,634 shares outstanding)................  $     13.58
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $63,806,854
  Accumulated net realized loss on investments..............     (229,052)
  Net unrealized appreciation on investments................   22,611,637
                                                              -----------
NET ASSETS..................................................  $86,189,439
                                                              ===========

  *    On sales of more than $50,000 the offering price is reduced.
 **    Subject to a maximum deferred sales charge of 5%.
***    Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

8

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
  Dividends.................................................             $ 1,196,642
  Interest..................................................                  53,462
                                                                         -----------
                                                                           1,250,104
                                                                         -----------
EXPENSES
  Management fee............................................  $674,369
  Transfer agent............................................   250,101
  Administrative services fee...............................    89,916
  Custodian fees............................................    20,901
  Blue Sky fees.............................................    32,836
  Auditing and accounting fees..............................    29,744
  Shareholder reports.......................................    26,908
  Fund accounting...........................................    98,036
  Trustees' fees............................................     9,240
  12b-1 service and distribution fees.......................   367,636
  Legal.....................................................    31,106
                                                                         -----------
      Total expenses........................................               1,630,793
                                                                         -----------
NET INVESTMENT LOSS.........................................                (380,689)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments..........................              10,673,435
  Net change in unrealized appreciation on investments......              (1,206,842)
                                                                         -----------
      Net gain on investment transactions...................               9,466,593
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 9,085,904
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               9

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -------------------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $  (380,689)  $    76,556
  Net realized gain on investments..........................   10,673,435     3,269,440
  Net change in unrealized appreciation on investments......   (1,206,842)    5,444,602
                                                              -----------   -----------
      Net increase resulting from operations................    9,085,904     8,790,598
                                                              -----------   -----------
Class A distributions
  Dividends
    From net investment income..............................           --       (44,407)
    In excess of net investment income......................     (170,492)           --
  Distributions from capital gains..........................   (6,433,775)   (1,399,111)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........   (6,604,267)   (1,443,518)
                                                              -----------   -----------
Class B distributions
  Dividends in excess of net investment income..............      (58,202)           --
  Distributions from capital gains..........................   (2,210,139)     (492,051)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........   (2,268,341)     (492,051)
                                                              -----------   -----------
Class C distributions
  Dividends in excess of net investment income..............       (1,585)           --
  Distributions from capital gains..........................      (49,483)      (31,265)
                                                              -----------   -----------
      Total distributions to Class C shareholders...........      (51,068)      (31,265)
                                                              -----------   -----------
Advisor Class distributions
  Dividends in excess of net investment income..............         (823)           --
  Distributions from capital gains..........................      (37,042)       (5,709)
                                                              -----------   -----------
      Total distributions to Advisor Class shareholders.....      (37,865)       (5,709)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (6,380,015)   (5,017,773)
  Class B...................................................   (2,128,060)    2,325,537
  Class C...................................................     (153,520)   (3,935,114)
  Advisor Class.............................................       36,051       331,216
                                                              -----------   -----------
      Net decrease resulting from Fund share transactions...   (8,625,544)   (6,296,134)
                                                              -----------   -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (8,501,181)      521,921
NET ASSETS
  Beginning of period.......................................   94,690,620    94,168,699
                                                              -----------   -----------
  END OF PERIOD.............................................  $86,189,439   $94,690,620
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

10

[IVY LEAF LOGO]

FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                 for the year ended
                          CLASS A                                                   December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1999       1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------------
Net asset value, beginning of period........................   $ 13.54     $ 12.59   $ 11.38   $ 10.98   $  9.08
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment (loss) income..............................      (.03)        .04       .08       .08       .11
  Net gain on securities (both realized and unrealized).....      1.51        1.19      2.37      2.16      2.13
                                                              -----------------------------------------------------
  Total from investment operations..........................      1.48        1.23      2.45      2.24      2.24
                                                              -----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................        --          --       .03       .08       .08
    In excess of net investment income......................       .03          --        --       .03        --
  Distributions from capital gains..........................      1.48         .28      1.21      1.73       .26
                                                              -----------------------------------------------------
    Total distributions.....................................      1.51         .28      1.24      1.84       .34
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $ 13.51     $ 13.54   $ 12.59   $ 11.38   $ 10.98
                                                              =====================================================
Total return (%)(a).........................................     10.98        9.64     21.57     20.46     24.93
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $63,580     $69,733   $69,742   $63,219   $59,054
Ratio of expenses to average net assets (%).................      1.62        1.60      1.59      1.81      1.96
Ratio of net investment (loss) income to average net assets
  (%).......................................................      (.23)        .28       .58       .68      1.06
Portfolio turnover rate (%).................................        82         108        36       138        81

-----------------------------------------------------------------------------------------------------------------------
                                                                                 for the year ended
                          CLASS B                                                   December 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1999       1998      1997      1996      1995
SELECTED PER SHARE DATA                                       ---------------------------------------------------------
Net asset value, beginning of period........................   $ 13.38     $ 12.54   $ 11.36   $ 10.98   $  9.08
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment (loss) income..............................      (.13)       (.06)     (.02)     (.01)      .03
  Net gain on securities (both realized and unrealized).....      1.48        1.18      2.37      2.15      2.13
                                                              -----------------------------------------------------
  Total from investment operations..........................      1.35        1.12      2.35      2.14      2.16
                                                              -----------------------------------------------------
  Less distributions
  Dividends
    From net investment income..............................        --          --       .03        --       .01
    In excess of net investment income......................       .03          --        --       .08        --
  Distributions from capital gains..........................      1.48         .28      1.14      1.68       .25
                                                              -----------------------------------------------------
    Total distributions.....................................      1.51         .28      1.17      1.76       .26
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $ 13.22     $ 13.38   $ 12.54   $ 11.36   $ 10.98
                                                              =====================================================
Total return (%)(a).........................................     10.14        9.01     20.74     19.59     23.94
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $21,750     $23,975   $20,071   $13,473   $ 8,868
Ratio of expenses to average net assets (%).................      2.36        2.33      2.31      2.55      2.75
Ratio of net investment (loss) income to average net assets
  (%).......................................................      (.97)       (.45)     (.13)     (.06)      .27
Portfolio turnover rate (%).................................        82         108        36       138        81

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------
                                                                                                for the period
                                                                                                April 30, 1996
                                                                   for the year ended           (commencement)
                          CLASS C                                     December 31,              to December 31,
-------------------------------------------------------------------------------------------------------------------
                                                                1999       1998       1997           1996
SELECTED PER SHARE DATA                                       -----------------------------------------------------
Net asset value, beginning of period........................   $13.29     $12.44     $11.37         $11.73
                                                              -----------------------------------------------------
  Income from investment operations
  Net investment loss.......................................     (.14)      (.05)      (.01)          (.08)
  Net gain on securities (both realized and unrealized).....     1.45       1.18       2.35           1.53
                                                              -----------------------------------------------------
  Total from investment operations..........................     1.31       1.13       2.34           1.45
                                                              -----------------------------------------------------
  Less distributions
  Dividends in excess of net investment income..............      .03         --         --            .08
  Distributions from capital gains..........................     1.48        .28       1.27           1.73
                                                              -----------------------------------------------------
    Total distributions.....................................     1.51        .28       1.27           1.81
                                                              -----------------------------------------------------
Net asset value, end of period..............................   $13.09     $13.29     $12.44         $11.37
                                                              -----------------------------------------------------
                                                              -----------------------------------------------------
Total return (%)............................................     9.91(a)    9.16(a)   20.70(a)       12.37(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $  484     $  643     $4,356         $   28
Ratio of expenses to average net assets (%).................     2.50       2.27       2.23           3.02(c)
Ratio of net investment loss to average net assets (%)......    (1.11)      (.39)      (.05)          (.53)(c)
Portfolio turnover rate (%).................................       82        108         36            138

-------------------------------------------------------------------------------------------------------
                                                                                 for the period
                                                               for the year      April 30, 1998
                                                                   ended         (commencement)
                       ADVISOR CLASS                           December 31,     to December 31,
-------------------------------------------------------------------------------------------------------
                                                                   1999               1998
SELECTED PER SHARE DATA                                       -----------------------------------------
Net asset value, beginning of period........................      $ 13.58           $ 13.88
                                                              --------------------------------------
  Income (loss) from investment operations
  Net investment (loss) income..............................         (.02)              .05
  Net gain or loss on securities (both realized and
    unrealized).............................................         1.53              (.07)
                                                              --------------------------------------
  Total from investment operations..........................         1.51              (.02)
                                                              --------------------------------------
  Less distributions
  Dividends in excess of net investment income..............          .03                --
  Distributions from capital gains..........................         1.48               .28
                                                              --------------------------------------
    Total distributions.....................................         1.51               .28
                                                              --------------------------------------
Net asset value, end of period..............................      $ 13.58           $ 13.58
                                                              --------------------------------------
                                                              --------------------------------------
Total return (%)............................................        11.18(a)           (.36)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $   375           $   339
Ratio of expenses to average net assets (%).................         1.46              1.20(c)
Ratio of net investment (loss) income to average net assets
  (%).......................................................         (.07)              .68(c)
Portfolio turnover rate (%).................................           82               108

  (a) Total return does not reflect     (b) Total return represents           (c) Annualized
  a sales charge.                       aggregate total return and does
                                        not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

12

NOTES TO FINANCIAL STATEMENTS

Ivy Growth with Income Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1999, there were no Board valued securities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Fund has a net tax basis capital loss carryover of approximately $228,000 as of December 31, 1999, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryover was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995. The carryover expires in 2002.

Pursuant to Code Section 852, the Fund designates $8,743,548 as long-term capital gain distributions for its taxable year ended December 31, 1999.

DISTRIBUTIONS TO SHAREHOLDERS -- From January 1, 1999 to April 30, 1999, distributions from net investment income were declared daily and paid quarterly (or at redemption, if earlier). Beginning May 1, 1999, distributions from net investment income and capital gain, if any, are declared in December.

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets.

Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1999, the net amount of underwriting discount retained by IMDI was $6,459.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              13

Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class
C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $132,149, $229,676, and $5,811, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $192,900, $53,850, $2,174, and $1,177, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS A                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................   1,005,225   $ 13,615,078    1,086,458   $ 14,042,632
Issued on
 reinvestment of
 distributions.......     416,576      5,609,993       91,798      1,211,827
Repurchased..........  (1,864,569)   (25,605,086)  (1,567,998)   (20,272,232)
                       ----------   ------------   ----------   ------------
Net decrease.........    (442,768)  $ (6,380,015)    (389,742)  $ (5,017,773)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS B                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................     333,834   $  4,565,699      722,497   $  9,215,272
Issued on
 reinvestment of
 distributions.......     135,392      1,784,428       29,845        389,428
Repurchased..........    (615,961)    (8,478,187)    (561,757)    (7,279,163)
                       ----------   ------------   ----------   ------------
Net (decrease)/
 increase............    (146,735)  $ (2,128,060)     190,585   $  2,325,537
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
CLASS C                  SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................      42,045   $    577,646       22,867   $    288,642
Issued on
 reinvestment of
 distributions.......       3,109         40,580        1,721         23,013
Repurchased..........     (56,561)      (771,746)    (326,251)    (4,246,769)
                       ----------   ------------   ----------   ------------
Net decrease.........     (11,407)  $   (153,520)    (301,663)  $ (3,935,114)
                       ==========   ============   ==========   ============

                              YEAR ENDED                  YEAR ENDED
                           DECEMBER 31, 1999           DECEMBER 31, 1998
----------------------------------------------------------------------------
ADVISOR CLASS            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------
Sold.................       4,022   $     55,582       29,137   $    385,406
Issued on
 reinvestment of
 distributions.......       2,803         37,915          417          5,466
Repurchased..........      (4,126)       (57,446)      (4,619)       (59,656)
                       ----------   ------------   ----------   ------------
Net increase.........       2,699   $     36,051       24,935   $    331,216
                       ==========   ============   ==========   ============

[IVY LEAF LOGO]
--------------------------------------------------------------------------------
IVY GROWTH WITH INCOME FUND
--------------------------------------------------------------------------------

14

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
IVY GROWTH WITH INCOME FUND (THE "FUND"):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 4, 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                              15

SHAREHOLDER MEETING RESULTS
(UNAUDITED)

On September 30, 1999, a special shareholder meeting (the "Meeting") was held at the offices of Mackenzie Investment Management Inc., Boca Raton, Florida, for the following purposes (and with the following results):

PROPOSAL 1: With respect to Ivy Fund, to elect Trustees.

----------------------------------------------------
NOMINEE:                         FOR:      WITHHOLD:
----------------------------------------------------
James W. Broadfoot...........  4,052,427    116,963
Keith J. Carlson.............  4,052,427    116,963
Stanley Channick.............  4,050,540    118,850
Roy J. Glauber...............  4,050,767    118,622
Edward M. Tighe..............  4,052,427    116,963

The other Trustees of Ivy Fund previously elected by shareholders whose term of office continued after the meeting were John S. Anderegg, Jr., Paul H. Broyhill, Frank W. DeFriece, Jr., Joseph G. Rosenthal, Richard N. Silverman and J. Brendan Swan.

PROPOSAL 2: With respect to the Fund, to ratify or reject the action of the Board of Trustees in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

------------------------------
  FOR:     AGAINST:   ABSTAIN:
------------------------------
3,974,055   19,544    175,790

PROPOSAL 3: With respect to the Fund, to approve or disapprove the revision of certain fundamental investment policies.

3.1 DIVERSIFICATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,172,765  137,178    270,281      589,165

3.2 BORROWING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,148,913  160,872    270,439      589,165

3.3 SENIOR SECURITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,163,871  142,858    273,495      589,165

3.4 UNDERWRITING:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,162,977  148,220    269,027      589,165

3.5 REAL ESTATE:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,164,813  141,219    274,192      589,165

3.6 COMMODITIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,161,360  145,804    273,060      589,165

3.7 LOANS:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,153,675  147,735    278,814      589,165

3.8 CONCENTRATION:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,166,009  143,740    270,474      589,165

3.9 OTHER POLICIES:

--------------------------------------------
                                 BROKER NON-
  FOR:     AGAINST:   ABSTAIN:     VOTES:*
--------------------------------------------
3,149,327  158,391    272,506      589,165

---------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner (or other persons entitled to vote) nor has discretionary power to vote on a particular matter.

02IGIF123199

                               PRO FORMA COMBINED
                              FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1999 (UNAUDITED)

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following tables set forth the unaudited Pro Forma Combined Portfolio of Investments as of December 31, 1999, Pro Forma Combined Statement of Assets and Liabilities as of December 31, 1999, and Pro Forma Combined Statement of Operations for the twelve month period ended December 31, 1999, and give effect to the proposed merger of Ivy Growth with Income Fund into Ivy US Blue Chip Fund. The merger provides for the transfer of all or substantially all of the assets of Ivy Growth with Income Fund to Ivy US Blue Chip Fund.

Ivy US Blue Chip Fund and Ivy Growth with Income Fund Reorganization Combined Pro Forma Portfolio of Investments (unaudited)
As of December 31, 1999

                                                                                 Ivy Growth with
                                                     Ivy US Blue Chip Fund        Income Fund           Pro Forma Combined
                                                     --------------------       ---------------         ----------------
                                                     Shares         Value       Shares    Value         Shares     Value
                                                     ------         -----       ------    -----         ------     -----
Basic Industries - 4.91%
Georgia-Pacific Group                                 4,000     $ 203,000      27,500 $ 1,395,625       31,500 $ 1,598,625
PPG Industries, Inc.                                  3,200       200,200      15,000     938,438       18,200   1,138,638
Praxair, Inc.                                         4,200       211,312      40,000   2,012,500       44,200   2,223,812
                                                                ---------             -----------               ----------
                                                                  614,512               4,346,563                4,961,075
                                                                ---------             -----------               ----------
Capital Goods - 7.51%
Briggs & Stratton Corporation                         3,000       160,875      29,000   1,555,125       32,000   1,716,000
Emerson Electric Co.                                  3,250       186,469                                3,250     186,469
General Electric Company                              4,100       634,475      17,500   2,708,125       21,600   3,342,600
Honeywell International Inc.                          4,312       248,749      20,625   1,189,805       24,937   1,438,554
Kaydon Corporation                                                             25,000     670,313       25,000     670,313
United Technologies Corporation                       3,500       227,500                                3,500     227,500
                                                                ---------             -----------               ----------
                                                                1,458,068               6,123,368                7,581,436
                                                                ---------             -----------               ----------

Consumer Cyclicals - 7.67%
American Eagle Outfitters, Inc. (a)                                            35,000   1,575,000       35,000   1,575,000
Circuit City Stores-Circuit City Group                                         18,000     811,125       18,000     811,125
Gap, Inc.(The)                                        3,000       138,000                                3,000     138,000
General Motors Corporation                            3,200       232,600                                3,200     232,600
Home Depot, Inc.                                      3,300       226,256                                3,300     226,256
K-Mart Corporation                                                             45,000     452,813       45,000     452,813
Lowe's Companies, Inc.                                3,800       227,050      20,000   1,195,000       23,800   1,422,050
May Department Stores Company. (The)                  3,000        96,750                                3,000      96,750
Tommy Hilfiger Corporation (a)                        6,800       158,525      55,000   1,282,187       61,800   1,440,712
Wal-Mart Stores, Inc.                                 4,600       317,975      15,000   1,036,875       19,600   1,354,850
                                                                ---------             -----------               ----------
                                                                1,397,156               6,353,000                7,750,156
                                                                ---------             -----------               ----------

Consumer Durable - 1.78%
Armstrong World Industries, Inc.                                               17,500     584,063       17,500     584,063
Maytag Corporation                                                              9,000     432,000        9,000     432,000
Whirlpool Corporation                                                          12,000     780,750       12,000     780,750
                                                                                        ---------               ----------
                                                                                        1,796,813                1,796,813
                                                                                        ---------               ----------

Consumer Staples - 7.49%
Anheuser-Busch Companies, Inc.                        3,350       237,431      17,500   1,240,313       20,850   1,477,744
Colgate-Palmolive Company                             3,850       250,250      20,000   1,300,000       23,850   1,550,250
General Mills, Inc.                                   4,500       160,875                                4,500     160,875
H.J. Heinz Company                                    3,800       151,287                                3,800     151,287
Hasbro, Inc.                                                                   22,000     419,375       22,000     419,375
Kimberly-Clark Corporation                            3,700       241,425      22,195   1,448,224       25,895   1,689,649
PepsiCo, Inc.                                         4,000       141,000                                4,000     141,000
Sara Lee Corporation                                  6,800       150,025                                6,800     150,025
Wm. Wrigley Jr. Company                               2,000       165,875      20,000   1,658,750       22,000   1,824,625
                                                                ---------             -----------               ----------
                                                                1,498,168               6,066,662                7,564,830
                                                                ---------             -----------               ----------

Energy - 6.26%
Atlantic Richfield Company (ARCO)                       600        51,900      10,000     865,000       10,600     916,900
Chevron Corporation                                   2,200       190,575      11,500     996,187       13,700   1,186,762
Exxon Mobil Corporation                               4,660       375,421      11,221     903,992       15,881   1,279,413
Noble Drilling Corporation (a)                                                 27,500     900,625       27,500     900,625
Royal Dutch Petroleum ADR (b)                         2,800       169,225                                2,800     169,225
Texaco Inc.                                           3,300       179,231      17,500     950,469       20,800   1,129,700
Unocal Corporation                                                             22,000     738,375       22,000     738,375
                                                                ---------             -----------               ----------
                                                                  966,352               5,354,648                6,321,000
                                                                ---------             -----------               ----------

Financial Services - 16.40%
AMBAC Financial Group, Inc.                                                    20,000   1,043,750       20,000   1,043,750
American International Group, Inc.                    1,400       151,375                                1,400     151,375
AmSouth Bancorporation                                                         30,000     579,375       30,000     579,375
Bank of America Corporation                           3,950       198,241                                3,950     198,241
Bank of New York Company, Inc., (The)                 4,900       196,000                                4,900     196,000
BB&T Corporation                                                               20,000     547,500       20,000     547,500
Chase Manhattan Corporation, (The)                    2,500       194,219                                2,500     194,219


Ivy US Blue Chip Fund and Ivy Growth with Income Fund Reorganization Combined Pro Forma Portfolio of Investments (unaudited)
As of December 31, 1999

                                                                                 Ivy Growth with
                                                     Ivy US Blue Chip Fund        Income Fund           Pro Forma Combined
                                                     --------------------       ---------------         ----------------
                                                     Shares         Value       Shares    Value         Shares     Value
                                                     ------         -----       ------    -----         ------     -----
Comerica Incorporated                                                          27,500   1,283,906       27,500   1,283,906
Fannie Mae                                            2,800       174,825      13,000     811,688       15,800     986,513
Federal Home Loan Mortgage Corporation                                         12,500     588,281       12,500     588,281
First Tennessee National Corporation                                           37,500   1,068,750       37,500   1,068,750
First Virginia Banks, Inc.                                                     20,000     860,000       20,000     860,000
Legg Mason, Inc.                                                               28,500   1,033,125       28,500   1,033,125
Lincoln National Corporation                                                   30,000   1,200,000       30,000   1,200,000
Mellon Financial Corporation                          6,000       204,375      20,000     681,250       26,000     885,625
Mercantile Bankshares Corporation                                              37,500   1,197,656       37,500   1,197,656
Merrill Lynch & Co., Inc.                             2,750       229,625                                2,750     229,625
Morgan Stanley Dean Witter & Co.                      2,250       321,187                                2,250     321,187
Old Kent Financial Corporation                                                 34,125   1,207,172       34,125   1,207,172
Paine Webber Group Inc.                                                        40,000   1,552,500       40,000   1,552,500
State Street Corporation                              3,100       226,494                                3,100     226,494
Torchmark Corporation                                                          28,000     813,750       28,000     813,750
Wells Fargo Corporation                               5,100       206,231                                5,100     206,231
                                                             ------------             -----------             ------------
                                                                2,102,572              14,468,703               16,571,275
                                                             ------------             -----------             ------------

Healthcare - 9.08%
Abbott Laboratories                                   2,800       101,675      10,000     363,125       12,800     464,800
Biomet, Inc.                                                                   22,000     880,000       22,000     880,000
Bristol-Myers Squibb Company                          4,500       288,844      20,000   1,283,750       24,500   1,572,594
Eli Lilly and Company                                                          20,000   1,330,000       20,000   1,330,000
Eli Lilly and Company                                 4,250       282,625                                4,250     282,625
Johnson & Johnson                                     2,500       232,812      14,000   1,303,750       16,500   1,536,562
Merck & Co, Inc.                                      4,250       285,016      18,000   1,207,125       22,250   1,492,141
Pfizer Inc.                                           2,500        81,094                                2,500      81,094
Schering-Plough Corporation                           6,250       263,672      30,000   1,265,625       36,250   1,529,297
                                                             ------------             -----------             ------------
                                                                1,535,738               7,633,375                9,169,113
                                                             ------------             -----------             ------------

Technology - 29.15%
Adobe Systems Incorporated                            1,100        73,975      18,000   1,210,500       19,100   1,284,475
Altera Corporation (a)                                2,500       123,906      22,500   1,115,156       25,000   1,239,062
American Power Conversion Corporation (a)                                      65,000   1,714,375       65,000   1,714,375
Applied Materials, Inc. (a)                           1,750       221,703                                1,750     221,703
Cisco Systems, Inc. (a)                               3,700       396,363      17,500   1,874,687       21,200   2,271,050
Dell Computer Corporation (a)                         3,600       183,600                                3,600     183,600
Dionex Corporation (a)                                                         27,500   1,132,656       27,500   1,132,656
EMC Corporation (a)                                   1,600       174,800                                1,600     174,800
Emerson Electric Co.                                                            7,500     430,313        7,500     430,313
Hewlett-Packard Company                               1,400       159,512                                1,400     159,512
Intel Corporation                                     5,600       460,950      15,000   1,234,687       20,600   1,695,637
International Business Machines Corp.                                          11,000   1,188,000       11,000   1,188,000
International Business Machines Corp.                 3,000       324,000                                3,000     324,000
Lattice Semiconductor Corporation (a)                                          35,000   1,649,375       35,000   1,649,375
Linear Technology Corporation                                                  14,000   1,001,875       14,000   1,001,875
LSI Logic Corporation (a)                                                      24,000   1,620,000       24,000   1,620,000
Lucent Technologies Inc.                              3,850       288,028      15,000   1,122,187       18,850   1,410,215
Microsoft Corporation (a)                             5,350       624,612      22,000   2,568,500       27,350   3,193,112
Nasdaq-100 Shares (a)                                 1,750       319,813                                1,750     319,813
Nortel Networks Corporation (b)                       1,600       161,600      10,000   1,010,000       11,600   1,171,600
Novellus Systems, Inc. (a)                              500        61,266      14,000   1,715,438       14,500   1,776,704
Sun Microsystems, Inc. (a)                            3,700       286,519      25,000   1,935,937       28,700   2,222,456
Texas Instruments Inc.                                2,100       203,438                                2,100     203,438
Vitesse Semiconductor Corporation (a)                                          27,500   1,442,031       27,500   1,442,031
Xilinx, Inc. (a)                                      3,200       145,500      28,000   1,273,125       31,200   1,418,625
                                                             ------------             -----------             ------------
                                                                4,209,585              25,238,842               29,448,427
                                                             ------------             -----------             ------------

Utilities - 9.75%
ALLTEL Corporation                                    2,600       214,987      20,000   1,653,750       22,600   1,868,737
AT&T Corporation                                      5,600       284,200                                5,600     284,200
Bell Atlantic Corporation                             3,800       233,937      20,000   1,231,250       23,800   1,465,187
BellSouth Corporation                                 4,900       229,381      10,000     468,125       14,900     697,506
DPL Inc.                                                                       70,000   1,211,875       70,000   1,211,875
MCI WorldCom, Inc. (a)                                3,000       159,188                                3,000     159,188
MediaOne Group, Inc. (a)                              2,000       153,625      20,000   1,536,250       22,000   1,689,875
Montana Power Company (The)                                                    25,000     901,562       25,000     901,562
SBC Communications Inc.                               5,250       255,938      27,000   1,316,250       32,250   1,572,188
                                                             ------------             -----------             ------------
                                                                1,531,256               8,319,062                9,850,318
                                                             ------------             -----------             ------------

Total Investments
     (Ivy Growth with Income Fund cost - $63,089,399)
     (Ivy US Blue Chip Fund cost - $13,485,629)
                                                             ------------             -----------             ------------
     (Pro forma combined cost - $76,575,028)                 $ 15,313,407             $85,701,036             $101,014,443
                                                             ============             ============            ============




NY Shares - New York Shares
(a) Non-income producing security
(b) Foreign security




See accompanying notes to the Pro Forma Financial Statements.

Ivy US Blue Chip Fund and Ivy Growth with Income Fund Reorganization Combined Pro Forma Statement of Assets and Liabilities (unaudited) As of December 31, 1999


                                                       Ivy US Blue Ivy Growth with                Pro Forma
                                                        Chip Fund    Income Fund    Adjustments    Combined
                                                      -------------------------------------------------------
Investments                                           $ 15,313,407  $ 85,701,036                $101,014,443
Cash                                                       480,628       601,060                   1,081,688
Receivables
    Fund shares sold                                         6,515         2,886                       9,401
    Dividends and interest                                  10,218        76,881                      87,099
    Manager for expense reimbursement                       18,353             -                      18,353
Other assets                                                 5,841        23,921                      29,762
                                                      -------------------------------------------------------
     Total assets                                       15,834,962    86,405,784            --   102,240,746
                                                      -------------------------------------------------------

Payables
    Investments purchased                                  284,128             -                     284,128
    Fund shares repurchased                                  2,929        83,939                      86,868
    Management fee                                           9,504        54,959                      64,463
    12b-1 service and distribution fees                      9,865        29,454                      39,319
    Other payables to related parties                        6,413        36,377                      42,790
Accrued Expenses                                            10,115        11,616                      21,731
     Total liabilities                                     322,954       216,345            --       539,299
                                                      -------------------------------------------------------
Net assets                                            $ 15,512,008  $ 86,189,439            --  $101,701,447
                                                      =======================================================


Class A
  Net assets, at value                                 $ 3,352,786  $ 63,580,153                $ 66,932,939
  Shares outstanding                                       272,114     4,706,004                   5,432,841
  Net asset value and redemption price per share           $ 12.32       $ 13.51                     $ 12.32
  Maximum offering price per share
    (net asset alue x 100/94.25) (a)                       $ 13.07       $ 14.33                     $ 13.07

Class B
  Net assets, at value                                 $ 8,742,297  $ 21,749,637                $ 30,491,934
  Shares outstanding                                       711,563     1,644,950                   2,481,265
  Net asset value, offering price and redemption
    price per share(b)                                     $ 12.30       $ 13.22                     $ 12.29


Class C
  Net assets, at value                                 $ 2,497,324     $ 484,489                 $ 2,981,813
  Shares outstanding                                       203,086        37,014                     242,475
  Net asset value, offering price and redemption
    price per share (c)                                    $ 12.30       $ 13.09                     $ 12.30

Advisor Class
  Net assets, at value                                   $ 919,601     $ 375,160                 $ 1,294,761
  Shares outstanding                                        74,461        27,634                     104,838
  Net asset value, offering price and redemption
    price per share                                        $ 12.35       $ 13.58                     $ 12.35



(a) On sales of more than $50,000 the offering price is reduced.
(b) Subject to a maximum deferred sales charge of 5%.
(c) Subject to a maximum deferred sales charge of 1%.



         See accompanying notes to the Pro Forma Financial Statements.

Ivy US Blue Chip Fund and Ivy Growth with Income Fund Reorganization Combined Pro Forma Statement of Operations (unaudited)
For the year ended December 31, 1999

                                                           Ivy US           Ivy Growth with                          Pro Forma
                                                       Blue Chip Fund        Income Fund         Adjustments          Combined
                                                      ----------------------------------------------------------------------------
Dividend income                                           $ 136,175          $ 1,196,642                             $ 1,332,817
Interest income                                               5,123               53,462                                  58,585
                                                      ----------------------------------------------------------------------------
     Investment income                                      141,298            1,250,104                 -             1,391,402
                                                      ----------------------------------------------------------------------------


Management fee                                               78,946              674,369                                 753,315
Transfer agent                                               17,901              250,101                                 268,002
Administrative services fee                                  10,526               89,916                                 100,442
Custodian fees                                               23,748               20,901            (6,300)(a)            38,349
Blue Sky fees                                                28,050               32,836           (20,000)(b)            40,886
Auditing and accounting fees                                 15,331               29,744           (15,000)(c)            30,075
Shareholder reports                                           6,031               26,908            (3,000)(d)            29,939
Amortization of organization expenses                        88,584                                                       88,584
Fund accounting                                              29,915               98,036           (30,000)(e)            97,951
Trustees' fees                                                9,240                9,240            (6,480)(f)            12,000
12b-1 service & distribution fees                            80,833              367,636                                 448,469
Legal                                                        25,639               31,106           (25,000)(g)            31,745
Other                                                           704                                                          704
                                                      ----------------------------------------------------------------------------
     Total expenses                                         415,448            1,630,793          (105,780)            1,940,461

Expenses reimbursed by Manager                             (213,586)                                67,517 (h)          (146,069)
                                                      ----------------------------------------------------------------------------
     Net expenses                                           201,862            1,630,793           (38,263)            1,794,392

     Net investment loss                                  $ (60,564)          $ (380,689)         $ 38,263            $ (402,990)
                                                      ============================================================================



             See accompanying notes to the Pro Forma Financial Statements.

Ivy US Blue Chip Fund/Ivy Growth with Income Fund
Notes to Pro Forma Financial Statements (unaudited)
December 31, 1999


1.       Basis of Combination

         The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of Ivy Growth with Income Fund into Ivy US Blue Chip Fund. The proposed merger will be accounted for by the method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). The merger provides for the transfer of all or substantially all of the assets of Ivy Growth with Income Fund to Ivy US Blue Chip Fund. Specifically, current Class A, Class B, Class C and Advisor Class shareholders of Ivy Growth with Income Fund will receive Class A, Class B, Class C and Advisor Class shares, respectively, of Ivy US Blue Chip Fund. As a result of the transaction Ivy Growth with Income Fund will be liquidated.

         The pro forma combined financial statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Statement of Additional Information.

         Ivy US Blue Chip Fund and Ivy Growth with Income Fund are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.


Pro Forma Adjustments:

The Pro Forma adjustments below reflect the impact of the merger between Ivy US Blue Chip Fund and Ivy Growth with Income Fund.

(a)      to remove duplicate monthly custody fees.
(b)      to remove duplicate Blue Sky fees.
(c)      to remove duplicate auditing and accounting fees.
(d)      to remove duplicate printing cost related to typesetting.
(e)      to remove duplicate monthly charge for fund accounting.
(f)      to remove duplicate trustees' fees.
(g) to remove Ivy Growth with Income Fund's duplicate legal fees. Ivy US Blue Chip Fund's fees would remain constant.
(h) to adjust expense reimbursement to limit expenses to 1.34%(excluding 12b-1 fees) of the pro forma combined average net assets.

2.       Summary of Significant Accounting Policies

         Following is a summary of significant accounting policies consistently followed by Ivy US Blue Chip Fund/Ivy Growth with Income Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

         Security Valuation - Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange on which the security is traded most extensively. If there were no sales on the exchange the security is traded most extensively and the security is traded on more than one exchange, or on one or more exchanges in the over-the-counter market, the exchange reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

         Security Transactions and Investment Income - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

         Federal Income Taxes - Ivy US Blue Chip Fund/Ivy Growth with Income Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

         Distributions to Shareholders - Distributions from net investment income and net realized capital gains, if any, are declared in December.